As filed with the Securities and Exchange Commission on April 29, 2016

Registration No. 33-12789

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 37 to

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT
OF 1933 OF SECURITIES OF UNIT INVESTMENT
TRUSTS REGISTERED ON FORM N-8B-2 ☒

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue
West Des Moines, Iowa 50266
(515) 225-5400
(Address and Telephone Number of Principal Executive Office)

David A. McNeill, Esquire
5400 University Avenue
West Des Moines, Iowa 50266
(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire
Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W., Suite 700
Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐            immediately upon filing pursuant to paragraph (b) of Rule 485;

☒           on April 29, 2016 pursuant to paragraph (b) of Rule 485;

☐            days after filing pursuant to paragraph (a) of Rule 485;

☐            on ____________ pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐            this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Flexible Premium Variable Life Insurance Policies

Farm Bureau Life Variable Account
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
April 29, 2016

Farm Bureau Life Insurance Company is offering an individual flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau Life ("Company," "we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 95; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•  death proceeds upon the Insured's death, and

•  a Net Cash Value upon partial or complete surrender of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Cash Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current summary prospectuses or prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century Investments

VP Capital Appreciation Fund

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

Calvert Variable Products, Inc.

Calvert VP Nasdaq-100® Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio

Calvert VP S&P MidCap 400® Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth and Income Portfolio—Initial Share Class

VIF International Equity Portfolio—Initial Share Class

VIF Opportunistic Small Cap Portfolio—Initial Share Class

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

Federated Insurance Series Fund

Federated Managed Tail Risk Fund II—Primary Shares

Federated Managed Volatility Fund II

Federated Government Money Fund II—Service Shares

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund—Class 2

Franklin Small Cap Value VIP Fund—Class 2

Franklin Small-Mid Cap Growth VIP Fund—Class 2

Franklin U.S. Government Securities VIP Fund—Class 2

Franklin Mutual Shares VIP Fund—Class 2

Templeton Growth VIP Fund—Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc. International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. Farm Bureau Life does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.
Issued By:
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
1-800-247-4170

(This page has been left blank intentionally.)

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

DEFINITIONS

Attained Age: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of the New York Stock Exchange (generally, 3:00 p.m. central time).

Cash Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

Company, we, us, our: Farm Bureau Life Insurance Company.

Declared Interest Option: An investment option under the Policy funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Variable Account.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

Home Office: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1-800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Policy Anniversary nearest the Insured's 95th birthday. It is the date when the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.")

Net Asset Value: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

Net Cash Value: The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge").

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each Policy Year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY—Purchasing the Policy.")

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy.

Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force.

Subaccount: A subdivision of the Variable Account which invests exclusively in a corresponding Investment Option.

Surrender Charge: A charge we assess at the time of any partial or complete surrender equal to the lesser of $25 or 2% of the amount surrendered.

Unit Value: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which we receive at our Home Office.

SUMMARY OF THE POLICY

The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

The Policy is a flexible premium variable life insurance policy providing for:

●  death proceeds payable to the Beneficiary upon the Insured's death,

●  the accumulation of Cash Value,

●  surrender rights, and

●  loan privileges.

●  We normally issue a Policy for a minimum Specified Amount of $25,000, but we may issue Policies for lower Specified Amounts.

●  You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY—Premiums.")

●  We do not guarantee the amount and/or duration of the life insurance coverage.

●  Cash Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

●  If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

●  You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the Cash Value on the Business Day we receive the Policy plus any charges we deducted. Certain states may require us to refund a different amount. (See "THE POLICY—Examination of Policy (Cancellation Privilege).")

●  See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

●  The Variable Account has 37 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT—Investment Options").

●  You may instruct us to allocate Net Premiums and transfer Cash Value to any of the Subaccounts.

●  We will allocate your initial Net Premium to the Declared Interest Option.

●  We will automatically allocate, without charge, your Cash Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

(1)  the date we receive, at our Home Office, a Written Notice that you have received the Policy, or

(2)  25 days after the Delivery Date.

●  If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

●  We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

●  You may allocate or transfer all or a portion of your Cash Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4.5% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

●  You choose when to pay and how much to pay.

●  You must pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, is enough to pay the first monthly deduction (for monthly premium payment mode Policies), or the first two monthly deductions (for quarterly, semi-annual or annual premium payment mode Policies).

●  We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS—Premium Expense Charge.")

POLICY BENEFITS

Cash Value Benefits (See "POLICY BENEFITS—Cash Value Benefits.")

●  Your Policy provides for a Cash Value. A Policy's Cash Value varies to reflect:

●  the amount and frequency of premium payments,

●  the investment performance of the Subaccounts,

●  interest earned on Cash Value in the Declared Interest Option,

●  Policy Loans,

●  partial surrenders, and

●  charges we assess under the Policy.

●  You may fully surrender your Policy and receive the Net Cash Value.

●  You may obtain a partial surrender of your Net Cash Value (minimum $500) at any time before the Maturity Date.

●  A partial or full surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Transfers (See "POLICY BENEFITS—Transfers.")

●  You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

●  You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

●  The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

●  We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY—Special Transfer Privilege" and "THE POLICY—Premiums—Allocating Net Premiums.")

Asset Allocation Program (See "POLICY BENEFITS—Asset Allocation Program.")

●  You may elect to participate in the asset allocation program and allocate all of your Net Premiums to one of the four (4) asset allocation model portfolios we make available under the program to assist you in selecting Investment Options (see "POLICY BENEFITS—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

Loans (See "POLICY BENEFITS—Loan Benefits.")

●  You may borrow up to 90% of the Policy's Cash Value, less any previously outstanding Policy Debt. Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.

●  We charge you a maximum annual interest rate of 7.4%.

●  We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.

●  Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Death Proceeds (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy contains two death benefit options:

●  Option A—the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

●  Option B—the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

●  Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

●  To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

●  You may change the Specified Amount or the death benefit option. Changing the Specified Amount or the death benefit option may have federal income tax consequences.

CHARGES (See "CHARGES AND DEDUCTIONS")

Premium Expense Charge

●  We deduct a premium expense charge equal to 7% of each premium. The remaining amount is the Net Premium.

Cash Value Charges

●  Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

●  a cost of insurance charge, plus

●  the cost of any additional insurance benefits added by rider, plus

●  a $3 administrative charge.

●  During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge ranging from $0.05 to $0.50 per $1,000 of Specified Amount or Specified Amount increase. This charge varies depending upon the Attained Age of the Insured and the Policy's total Specified Amount.

●  Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered.

●  We waive the transfer charge for the first twelve transfers during a Policy Year, but we may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

Charges Against the Variable Account

●  We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of 0.90%.

●  We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

●  Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option.

The following table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2015. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)(1)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.73%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(2)	0.10%	1.73%

(1) For certain Investment Options, certain expenses were reimbursed or fees waived during 2015. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.36%

(2) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past April 30, 2017.

TAX TREATMENT (See "FEDERAL TAX MATTERS")

●  If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

●  If we issue a Policy on a substandard basis, it is not clear due to lack of guidance whether or not the Policy would qualify as a life insurance contract for federal income tax purposes, in all cases, particularly if you pay the full amount of premiums permitted under the Policy.

●  If a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy—the Policyowner is generally not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

●  If a Policy qualifies as a life insurance contract for federal income tax purposes, the death proceeds payable generally should be excludable from the gross income of the Beneficiary.

●  Even if a Policy qualifies as a life insurance contract for federal income tax purposes, it may be classified as a Modified Endowment Contract ("MEC"), depending on the amount and timing of premiums paid under the Policy. If the Policy is classified as a MEC, the federal tax treatment of distributions other than payment of the death benefit would be less favorable than if the Policy were not classified as a MEC.

State Variations

Policies issued in your state may provide different features and benefits from and impose different features and benefits from those described in this prospectus because of state law variations. These differences include, among other things, cancellation privileges and issue age limitations. Please note that this prospectus describes the material rights and obligations of a Policyowner, and the maximum and current fees and charges for all Policy features and benefits are set forth in the "CHARGES" section of this prospectus.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2015, Iowa Farm Bureau Federation owned shares of various classes representing 71.1% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.

Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Variable Account or fees and charges that have been earned. Assets held in our General Account are subject to our general liabilities from business operations.

The Variable Account currently has 37 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 12 Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Capital Appreciation Fund	● This Fund seeks capital growth. The Fund pursues this objective by investing primarily in the common stocks of medium- and small-sized companies whose rate of growth in earnings and revenue the adviser believes will increase over time. The adviser will also consider the strength of a company's stock price relative to peer companies.
VP Inflation Protection Bond Fund	● This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.
VP Mid Cap Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies' value.
VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.
VP Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

Calvert Variable Products, Inc. Calvert Investment Management, Inc. serves as the investment adviser to the Portfolios. Ameritas Investment Partners, Inc. (formerly named Summit Investment Advisers, Inc.) serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Nasdaq-100 Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP Russell 2000 Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class	● This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.
Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class	● This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.
Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class	● This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.
Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class	● This Portfolio seeks capital growth. The portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	● This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Federated Insurance Series Fund. Federated Global Investment Management Corp. serves as the investment adviser to the Federated Managed Tail Risk Fund II; Federated Equity Management Company of Pennsylvania serves as the investment adviser to the Federated Managed Volatility Fund II; and Federated Investment Management Company serves as the investment adviser to the Federated Government Money Fund II and Federated Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Managed Tail Risk Fund II—Primary Shares(1)	● The Fund's investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in shares of other funds ("Underlying Funds") and utilizing a volatility overlay strategy to attempt to manage the risk of a significant negative movement in the value of the Fund's portfolio (commonly referred to as tail risk). Such Underlying Funds could encompass affiliated and unaffiliated mutual funds, ETFs and other affiliated funds that are not offered to the public. The Fund may also invest in securities and other investments directly. Under normal market conditions, the Fund expects to achieve a diversified mix of investment exposure to various asset classes. The asset classes in which the Fund invests include both fixed income and equity but it is anticipated that the Fund will, in an effort to maximize return, have a greater exposure to equity investments.
Federated Managed Volatility Fund II(1)	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high income potential, and overlaying a managed volatility strategy, as described below. The Fund's portfolio will normally be invested in stocks, bonds, futures contracts, as well as certain other permitted investments. The Fund may also invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. A description of the various types of securities and other investments in which the Fund principally invests, and their risks, immediately follows this strategy section.
Federated Government Money Fund II—Service Shares(2)	● The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. The Fund invests in a portfolio of U.S. Treasury and government securities maturing in 397 days or less, as well as repurchase agreements collateralized fully by U.S. Treasury and government securities. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Portfolio	Investment Objective(s) and Principal Investments
Federated Quality Bond Fund II—Primary Shares	● The Fund's investment objective is to provide current income. The Fund invests in a diversified portfolio of investment-grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government and privately issued mortgage-backed securities, and U.S. Treasury and agency securities.

(1) The Investment Option includes a volatility management strategy as part of the Investment Option's investment objective and/or principal investment strategy. See "Volatility Management Strategies" below.

(2) Formerly named the Federated Prime Money Fund II

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc (FMRC) and other investment advisers serve as sub-advisers for the fund. For VIP Index 500; Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Contrafund® Portfolio—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.
Fidelity® VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.
Fidelity® VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
Fidelity® VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
Fidelity® VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.
Fidelity® VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. equity securities, allocating investments across different countries and regions.

Franklin Templeton Variable Insurance Products Trust. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth VIP and U.S. Government Securities VIP Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value VIP Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Franklin Mutual Shares VIP Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate VIP Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth VIP Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate VIP Fund—Class 2(3)	● This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small Cap Value VIP Fund—Class 2(4)	● This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.
Franklin Small-Mid Cap Growth VIP Fund—Class 2(5)	● This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Securities VIP Fund—Class 2(6)	● This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.
Franklin Mutual Shares VIP Fund—Class 2(7)	● This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Templeton Growth VIP Fund—Class 2(8)	● This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

(3) Formerly named the Franklin Global Real Estate Securities Fund—Class 2

(4) Formerly named the Franklin Small Cap Value Securities Fund—Class 2

(5) Formerly named the Franklin Small-Mid Cap Growth Securities Fund—Class 2

(6) Formerly named the Franklin U.S. Government Fund—Class 2

(7) Formerly named the Mutual Shares Securities Fund—Class 2

(8) Formerly named the Templeton Growth Securities Fund—Class 2

JPMorgan Insurance Trust. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $20 billion at the time of purchase.
Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Mid-Cap Growth Portfolio	● This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid-Cap 400 Index or the Russell Mid Cap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.
New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. companies operating in sectors the investment adviser believes will be the fastest growing. Fast-growing companies can be found across an array of industries in today's "new America". The Portfolio may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

Portfolio	Investment Objective(s) and Principal Investments
Personal Strategy Balanced Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the Portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd are the investment sub-advisers.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. This Portfolio is subject to the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Cash Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options.

In addition, FBL Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

●  operate the Variable Account as a management investment company under the Investment Company Act of 1940,

●  deregister the Variable Account under that Act in the event such registration is no longer required, or,

●  subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION—Voting Rights.")

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Cash Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Cash Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options' prospectuses for more information about the Investment Options' objective and strategies.

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.

The effective date of insurance coverage under the Policy will be the latest of:

●  the Policy Date,

●  the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

●  the date when we receive the full initial premium at our Home Office.

The Policy Date will be the later of:

(1)  the date of the initial application, or

(2)  the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi-annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office or to our designated payment processing center.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing the planned premium schedule.

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

Death Benefit Guarantee Premiums. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a Grace Period even if its Net Cash Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial surrenders have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial surrender of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial surrender ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before paying an unscheduled premium payment.

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS—Premium Expense Charge.")

Allocating Net Premiums. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)  before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)  before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY—Examination of Policy (Cancellation Privilege)").

The following additional rules apply to Net Premium allocations:

●  You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option. (The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time.)

●  Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

●  Each Net Premium may be directed to a maximum of 12 Investment Options, including the Declared Interest Option.

●  You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice. The change will take effect on the date we receive the Written Notice and will have no effect on prior Cash Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice and returning the Policy to us before midnight of the 20th day after you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail will be deemed returned on being placed in the U.S. Mail properly addressed and postage prepaid.

We will refund, within seven days after our receipt of satisfactory notice of cancellation and the returned Policy, an amount equal to the sum of:

●  the Cash Value on the Business Day on or next following the date we receive the Policy,

●  any premium expense charges we deducted,

●  monthly deductions made on the Policy Date and any Monthly Deduction Day, and

●  amounts approximating the daily charges against the Variable Account.

(Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)

Policy Lapse and Reinstatement

Lapse. Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Cash Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

●  A written application for reinstatement signed by the Policyowner and the Insured;

●  Evidence of insurability we deem satisfactory; and

●  A premium that, after the deduction of the premium expense charge, is at least sufficient to cover the monthly policy expenses for the lapsed period and to keep the Policy in force for three months.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first-year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

If we approve your application for reinstatement, your Policy will be reinstated with an effective date equal to the date of lapse. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period and the reinstatement net premium amount will remain there unless and until you provide us with allocation instructions.

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Cash Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Value by partially or completely surrendering the Policy. (See "POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS—Loan Benefits—Policy Loans.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS—Benefits at Maturity"). You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "POLICY BENEFITS—Asset Allocation Program").

Cash Value Benefits

Surrender Privileges. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy in whole or in part by sending us Written Notice. If we receive your Written Notice to surrender your Policy in good order prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender your Policy in good order at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2% of the amount requested. (See "CHARGES AND DEDUCTIONS—Surrender Charge.") We ordinarily mail surrender proceeds to the Policyowner within seven days after we receive Written Notice for a surrender, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Facsimile Requests. You may request a partial withdrawal from or surrender of your Policy via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive your Written Notice in good order. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

  CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Complete Surrenders. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request at the Home Office, less the Surrender Charge.

We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS—Payment Options.") If you surrender the entire Net Cash Value, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

Partial Surrenders. You may obtain a portion of the Policy's Net Cash Value as a partial surrender from the Policy.

●  A partial surrender must be at least $500.

●  A partial surrender cannot exceed the lesser of (1) the Net Cash Value minus $500 or (2) 90% of the Net Cash Value.

We deduct the Surrender Charge from the remaining Cash Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS—Payment Options.")

We will allocate a partial surrender (together with the Surrender Charge) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial surrender, we will allocate the partial surrender among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value, reduced by any outstanding Policy Debt, on the date we receive your Written Notice.

Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy's Cash Value will be reduced by the amount of the partial surrender.

●  If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.

●  If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.

If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered. (See "POLICY BENEFITS—Death Proceeds—Death Benefit Options.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, we will not process any partial surrender that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS."

Net Cash Value. Net Cash Value equals the Policy's Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Calculating Cash Value. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.

●  Cash Value will reflect a number of factors, including

●  premiums paid,

●  partial surrenders,

●  Policy Loans,

●  charges assessed in connection with the Policy,

●  interest earned on the Cash Value in the Declared Interest Option, and

●  investment performance of the Subaccounts to which the Cash Value is allocated.

As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

●  The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

●  Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

●  All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

●  All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

●  All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

●  The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

●  The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of

(1)  the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, plus

(2)  the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period, minus

(3)  the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

(4)  any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, minus

(5)  a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

Transfers

The following features apply to transfers under the Policy:

●  You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

●  You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at (800) 247-4170. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

●  The amount of the transfer must be at least $100; or if less than $100, the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

●  The transfer will be effective as of the end of the Valuation Period during which we receive your Written Notice in good order. This means that if we receive your Written Notice or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

●  The Company waives the transfer charge for the first twelve transfers during a Policy Year.

●  We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS—Transfer Charge.")

●  For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy's then-effective premium allocation instructions. The asset rebalancing program will transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free currently permitted transfers during a Policy Year.

●  This feature cannot be utilized in combination with dollar cost averaging program.

●  If you elect to participate in the asset allocation program, then your Cash Value will automatically be rebalanced annually to maintain the Subaccounts and percentage for your selected asset allocation model.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a Written Notice at our Home Office.

●  This feature is considered in the twelve free transfers in a Policy Year. All transfers made on the same date count as one transfer.

●  The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

●  There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

●  This feature can not be used in combination with the automatic rebalancing or the asset allocation programs.

Additional Limitations on Transfers. When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same Policyowner or owned by spouses or by different partnerships that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, automatic rebalancing or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of any Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service we make available to assist you in selecting Investment Options under your Policy. You may elect to allocate all of your Net Premiums to one of the model portfolios of the asset allocation program.

If you elect to participate in the asset allocation program at any time after the Policy Date, we will reallocate your Accumulated Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in good order prior to 3:00 p.m. central time on a Business Day, we will process the request at the Unit Values calculated as of 3:00 p.m. that Business Day. If we receive your request in good order at or after 3:00 p.m. central time, we will process the request at the Unit Values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Accumulated Value in the Program. Our affiliate, FBL Investment Management Services, Inc. ("FIMS") will serve as the investment advisor and will have an advisory relationship with each Policyowner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Premium and Accumulated Value allocated to each Investment Option.

There currently are four (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Accumulated Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Accumulated Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Accumulated Value in each Subaccount due to partial withdrawals and payment of Premiums, and

●  Any adjustments FIMS has made to the selected asset allocation model portfolio.

The first annual rebalancing will be on the fifth Business Day of May, each calendar year following the later of the election date.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Net Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. FIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes will be made to a particular model portfolio as a result of FIMS' review, then FIMS will notify all Policyowners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Policyowners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Policyowners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Accumulated Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program. Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FIMS, in its capacity as investment advisor to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FIMS is legally obligated to disregard these incentives. FIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FIMS, and its role as investment advisor for the asset allocation program, please see the FIMS disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FIMS; however, we are not registered as an investment advisor and are not providing any investment advice in making the asset allocation program available under the Policy.

If you elect to participate in the asset allocation program:

●  You can surrender all or part of your Cash Value.

●  You cannot also elect to participate in the dollar cost averaging program.

We may terminate or alter the asset allocation program at any time.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for a Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to a Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan.

We normally will mail loan proceeds to you within seven days after receipt of a written request at the Home Office. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.")

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the Policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

(1)  the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8%);

(2)  any increase in the interest rate may not exceed 1% per calendar year; and

(3)  changes in the interest rate may not occur more often than once in any twelve-month period. We will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan.")

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the

Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid Policy Loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

●  You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

●  If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY BENEFITS—Payment Options.")

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Cash Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY—Premiums—Death Benefit Guarantee Premium.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

Under Option A, the death benefit will be equal to the greater of

(1)  the sum of the current Specified Amount and the Cash Value, or

(2)  the Cash Value multiplied by the specified amount factor for the Insured's Attained Age.

We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

●  the current Specified Amount, or

●  the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Cash Value rather than increased death benefits, Policyowners generally should select Option B.

Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending Written Notice to us. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Cash Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us Written Notice. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY—Premiums—Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

Changes in Insurance Protection. You may increase or decrease the pure insurance protection provided by a Policy—the difference between the death benefit and the Cash Value—in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial surrender from Cash Value.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

●  A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

●  An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

●  If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

●  If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

●  A partial surrender will reduce the death benefit. (See "POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary effect of a partial surrender is you receive cash and reduce Cash Value.

In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

There are several other restrictions associated with the Endorsement. These are:

(1)  the Endorsement is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable Beneficiary or assignee is required to exercise the Endorsement,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any Beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the Endorsement is not effective where:

(a)  you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon our receipt of your Written Notice to cancel the Endorsement or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Benefits at Maturity

The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option.

Prior to the Maturity Date, your Policy may be exchanged for a universal life policy to provide you continued coverage to age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

Payment Options

We may pay death proceeds and Cash Value due at maturity, or upon partial or complete surrender of a Policy in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending Written Notice, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1)  the proceeds are less than $2,000;

(2)  periodic payments would be less than $20; or

(3)  the payee is an assignee, estate, trustee, partnership, corporation or association.

You may choose a lump sum payment under a Living Tradition AccountTM ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA. Any interest paid on proceeds held in the LTA are currently taxable.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

Option 1—Interest Income. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly as selected by the payee and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option 2—Income for a Fixed Period. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 3—Life Income with Term Certain. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 4—Income of a Fixed Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 5—Joint and Two-Thirds Survivor Monthly Life Income. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

Alternate Payment Options. The Company may make available alternative payment options. Your choice of payment frequency and payout period will affect the amount of each payment and the total amount paid out. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment and the total amount paid out.

A tax adviser should be consulted with respect to the consequences associated with a payment option.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policyowner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or facsimile to our Home Office.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.

Sales Charge. We deduct a sales charge equal to 5% of each premium payment to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy from our general assets, including amounts derived from the mortality and expense risk charge.

Premium Taxes. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2% of each premium payment for these taxes. Premium taxes vary from state to state. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.

Monthly Deduction

We deduct certain charges monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS—Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

●  the cost of insurance for the Policy; plus

●  the cost of any optional insurance benefits added by rider; plus

●  the monthly administrative charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first-year monthly administrative charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b) minus (c), where:

(a)  is the Specified Amount;

(b)  is 1.00367481; and

(c)  is the Cash Value.

We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first

1  Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on factors including, but not limited to, the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on factors including, but not limited to, the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL PROVISIONS—Additional Insurance Benefits.")

Monthly Administrative Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.

First-Year Monthly Administrative Charge. We deduct administrative charges from Cash Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained

Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

The first-year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

Age		$25,000 to $49,999	$50,000 to $99,999	$100,000 to $249,000	$250,000+
0-25		$0.20	$0.15	$0.10	$0.05
26		0.21	0.16	0.11	0.06
27		0.22	0.17	0.12	0.06
28		0.23	0.18	0.13	0.07
29		0.24	0.19	0.14	0.07
30		0.25	0.20	0.15	0.08
31		0.26	0.21	0.16	0.08
32		0.27	0.22	0.17	0.09
33		0.28	0.23	0.18	0.09
34		0.29	0.24	0.19	0.10
35		0.30	0.25	0.20	0.10
36		0.31	0.26	0.21	0.11
37		0.32	0.27	0.22	0.11
38		0.33	0.28	0.23	0.12
39		0.34	0.29	0.24	0.12
40		0.35	0.30	0.25	0.13
41		0.36	0.31	0.26	0.13
42		0.37	0.32	0.27	0.14
43		0.38	0.33	0.28	0.14
44		0.39	0.34	0.29	0.15
45		0.40	0.35	0.30	0.15
46		0.41	0.36	0.31	0.16
47		0.42	0.37	0.32	0.16
48		0.43	0.38	0.33	0.17
49		0.44	0.39	0.34	0.17
50		0.45	0.40	0.35	0.18
51		0.46	0.41	0.36	0.18
52		0.47	0.42	0.37	0.19
53		0.48	0.43	0.38	0.19
54		0.49	0.44	0.39	0.20
55	& up	0.50	0.45	0.40	0.20

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

●  Unless paid in cash, we will deduct the transfer charge from the amount transferred.

●  Once we issue a Policy, we will not increase this charge for the life of the Policy.

●  We will not impose a transfer charge on transfers that occur as a result of Policy Loans, exercise of the special transfer privilege or upon initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

Currently, there is no charge for changing the Net Premium allocation instructions.

Surrender Charge

Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the Surrender Charge from the remaining Cash Value.

Variable Account Charges

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed in the "SUMMARY OF THE POLICY" and described in the prospectus for each Investment Option.

Compensation. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets. All assets in the General Account are subject to the Company's general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Net Cash Value under any guarantees under the Policy, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The Company's financial statements include a further discussion of the risks inherent within the investments of the General Account.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment performance of the General Account.

Declared Interest Option Cash Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year. Any interest credited on the Policy's Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by us, in our sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

Transfers, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS—Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Cash Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

We may delay transfers, payment of partial and complete surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Incontestability

The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Misstatement of Age Or Sex

If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

●  the current death benefit,

●  the Cash Value in each Subaccount and in the Declared Interest Option,

●  outstanding Policy Debt, and

●  premiums paid, partial surrenders made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Non-Participation

The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner's Written Notice. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

●  the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

●  the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

●  an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

If, under SEC rules, the Federated Government Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial or complete surrender, loan or death proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

●  the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

●  the date the Policyowner surrenders the Policy for its entire Net Cash Value;

●  the death of the Insured; or

●  the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

Changing the Policyowner or Beneficiary

During the Insured's lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send Written Notice and we must actually receive and record the request. The change will take effect as of the date you sign the request and will not be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Additional Insurance Benefits

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

●  Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

●  Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

●  Universal Child Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

●  Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the

Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

●  Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy. (Not all riders are available in all states and state variations may apply.)

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new address.

DISTRIBUTION OF THE POLICIES

The Policies were sold and are serviced by individuals, who in addition to being appointed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, FBL Marketing Services, LLC ("FBL Marketing"), an affiliate of the Company. FBL Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA. To cover costs and expenses associated with facilitating Policy sales, the Company pays FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives of FBL Marketing. FBL Marketing's principal business address is the same as that of the Company.

In addition to the annual compensation paid for FBL Marketing's role as principal underwriter, the Company pays commissions to FBL Marketing for sales of the Policies, and FBL Marketing pays its registered representatives all of the commissions it receives. Registered representatives will receive commissions based on a commission schedule and rules established by FBL Marketing. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year.

Registered representatives will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 5% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Registered representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits, expense allowances, financing arrangements and non-cash compensation items that the Company may provide jointly with FBL Marketing. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, FBL Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.

FBL Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

The commissions and payments described above, along with other distribution expenses associated with distributing the Policies, such as advertising expenses and compensation for FBL Marketing's management, are paid by the Company. The commissions and other incentives or payments described above are not charged directly to Policyowners. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS." We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

FBL Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose. Each Investment Option's investment adviser may, from time to time, use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules to make payment for distribution services to FBL Marketing.

We have discontinued new sales of the Policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code.

Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets.

Certain features of the Policy, such as the flexibility to allocate premium payments and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy .

In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts. Under the Internal Revenue code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. A life insurance policy received in a tax-free exchange for another life insurance policy that was a MEC will also be classified as a MEC.

If there is a reduction in the benefits under the Policy during the first seven years after the Policy is issued, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced benefit amount. A reduction in benefits may occur, for example, as a result of a partial withdrawal. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

(4)  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including complete and partial surrenders, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread between the interest rate charged on the loan and the interest rate credited to the loaned amount or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Accelerated Death Benefits. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY—Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer ("GST") taxes. For example, when the Insured dies, the death proceeds will generally be includible in the Policyowner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includible in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowners. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADDITIONAL INFORMATION

Safekeeping of the Variable Account's Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

Voting Rights

To the extent required by law, the Company will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Policyowners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send Written Notice to our Home Office. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Officers and Directors of Farm Bureau Life Insurance Company

The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years. All directors of Farm Bureau Life are full-time farmers/ranchers and officers/directors of their respective State Farm Bureau Federations.

Name and Position With The Company	Principal Occupation Last Five Years
Daryl J. Lies Director	North Dakota Farm Bureau Federation.
Richard Felts Director	Kansas Farm Bureau.
James A. Holte Director	Wisconsin Farm Bureau Federation.
Doug Gronau Director	Iowa Farm Bureau Federation.
Robert A. Hanson Director	Montana Farm Bureau Federation.
Perry E. Livingston Director	Wyoming Farm Bureau Federation.
Carlton Kjos Director	Iowa Farm Bureau Federation.

Name and Position With The Company	Principal Occupation Last Five Years
Charles E. Norris Director	Iowa Farm Bureau Federation.
Steve Nelson Director	Nebraska Farm Bureau Federation.
Kevin J. Paap Director	Minnesota Farm Bureau Federation.
Bryan L. Searle Director	Idaho Farm Bureau Federation.
Kevin G. Rogers Director	Arizona Farm Bureau Federation.
Calvin L. Rozenboom Director	Iowa Farm Bureau Federation.
Thomas Buchanan Director	Oklahoma Farm Bureau Federation.
Phillip J. Sundblad Director	Iowa Farm Bureau Federation.
Scott E. VanderWal Director	South Dakota Farm Bureau Federation.
Michael S. White Director	New Mexico Farm and Livestock Bureau.
Ron B. Gibson Director	Utah Farm Bureau Federation
Craig D. Hill Chairman and Director	Chairman and Class B Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation.
Dennis J. Presnall Senior Vice President and Secretary	Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation.
James P. Brannen Chief Executive Officer	Chief Executive Officer, FBL Financial Group, Inc. Formerly Chief Financial Officer, Chief Administrative Officer and Treasurer
Dan Greteman Chief Information Officer	Chief Information Officer, FBL Financial Group, Inc. Formerly Senior Vice President & CIO for Nationwide Insurance.
Charles T. Happel Chief Investment Officer	Chief Investment Officer, FBL Financial Group, Inc.
Ray Wasilewski Chief Operating Officer—Life Companies	Chief Operating Officer—Life Companies, FBL Financial Group, Inc. Formerly, Chief Information Officer.

Name and Position With The Company	Principal Occupation Last Five Years
David A. McNeill General Counsel	General Counsel, FBL Financial Group, Inc.
D. Scott Stice Chief Marketing Officer	Chief Marketing Officer, FBL Financial Group, Inc. Formerly Senior Vice President & Head of Field Strategy Execution for Farmers Insurance.
Daniel D. Pitcher Chief Operating Officer—Property Casualty	Chief Operating Officer—Property Casualty, FBL Financial Group, Inc.
Donald J. Seibel Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer, FBL Financial Group, Inc.
Jeff Heng Chief Actuary—Life Companies

Chief Actuary—Life Companies, FBL Financial Group, Inc. Formerly Senior Vice President—Financial Reporting for Athene USA, Interim Chief Actuary for Aviva USA, Senior Vice President—Financial Modeling Aviva USA

Paul Grinvalds Strategy and Planning Vice President	Strategy and Planning Vice President, FBL Financial Group, Inc.
Lori Geadelmann Vice President—Assistant General Counsel, Assistant Secretary and Corporate Compliance Officer	Vice President—Assistant General Counsel, Assistant Secretary and Corporate Compliance Officer, FBL Financial Group, Inc.
Lori K. Strottman Vice President—Administrative Services	Vice President—Administrative Services, FBL Financial Group, Inc.
Karl Olson Vice President—Assistant General Counsel	Vice President—Assistant General Counsel, FBL Financial Group, Inc. Formerly, Private Law Practice Iowa
Kathleen Till Stange Vice President—Corporate and Investor Relations	Vice President—Corporate and Investor Relations, FBL Financial Group, Inc.
Douglas V. Shelton Vice President—Tax and Corporate Planning	Vice President—Corporate Planning, FBL Financial Group, Inc.
Karen Rieck Vice President—Human Resources	Vice President—Human Resources, FBL Financial Group, Inc. Formerly Director of Compensation & Benefits, Vice President for Iowa Bankers Association/Iowa Bankers Insurance & Services
Christopher T. Shryack Vice President—Life Sales	Vice President-Life Sales, FBL Financial Group, Inc.

Name and Position With The Company	Principal Occupation Last Five Years
Tony Aldridge Vice President Accounting	Vice President Accounting, FBL Financial Group, Inc.
Nancy Doll, Marketing Communications Vice President	Marketing Communications Vice President, FBL Financial Group, Inc.
Mark Wickham Vice President—Assistant General Counsel and Assistant Secretary	Vice President—Assistant General Counsel and Assistant Secretary, FBL Financial Group, Inc. Formerly, Private Law Practice Iowa
Carolyn Eddy Langenwalter Life Product Development & Pricing Vice President	Life Product Development & Pricing Vice President, FBL Financial Group, Inc.
John Roepke Financial Solutions Vice President	Financial Solutions Vice President, FBL Financial Group, Inc.
Russ Tigges Sales Support Vice President	Sales Support Vice President, FBL Financial Group, Inc.
Christina McNeeley Technology Build Vice President	Technology Build Vice President, FBL Financial Group, Inc. Formerly Director of Software Quality Assurance for Nationwide Insurance
Kerry Adaway Technology—Plan Vice President	Technology—Plan Vice President, FBL Financial Group, Inc.
Casey Decker Agency Support Vice President	Agency Support Vice President, FBL Financial Group, Inc.
Leon Fitch Agencies Vice President	Agencies Vice President, FBL Financial Group, Inc. Formerly Head of Agency Platform—Central Zone for Farmers Insurance
Mark Sandbulte Asset Allocation Vice President	Asset Allocation Vice President, FBL Financial Group, Inc.
Ken Shaffer Technology Run Vice President	Technology Run Vice President, FBL Financial Group, Inc.
Melissa Worrel Regional Vice President	Regional Vice President, FBL Financial Group, Inc. Formerly Director of Recruiting, Agency Business Consultant Specialist for Farmers Insurance
Stan Bergstrom Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Daniel Koster Vice President Marketing Services	Vice President Marketing Services, FBL Financial Group, Inc.

Name and Position With The Company	Principal Occupation Last Five Years
Brian Mamola Vice President Corporate Actuarial, Appointed Actuary	Vice President Corporate Actuarial, Appointed Actuary, FBL Financial Group, Inc.
Jackie Marino Life Strategy Vice President	Life Strategy Vice President, FBL Financial Group, Inc.
David Merlo Customer Marketing and Integration Vice President	Customer Marketing and Integration Vice President, FBL Financial Group, Inc.
Mat Gleason Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Christina Roder Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Kris Rowe Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Kenneth (Kip) G. Peters Vice President—Technology-Operations Vice President	Vice President—Technology-Operations Vice President, FBL Financial Group, Inc.
Larry W. Riley Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Don Riley Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Kyle Siegel Regional Vice President	Regional Vice President, FBL Financial Group, Inc.
Herman Riva Securities Vice President	Securities Vice President, FBL Financial Group, Inc.
Robert J. Rummelhart Investment Vice President	Investment Vice President, FBL Financial Group, Inc.
Roger PJ Soener Investment Vice President, Real Estate	Investment Vice President, Real Estate, FBL Financial Group, Inc.

Legal Matters

Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by David A. McNeill, General Counsel of the Company.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of FBL Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Policy.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policyowner information. Such systems failures and cyber-attacks affecting us, the Investment Options, intermediaries and other affiliated or third-party service providers may adversely affect us and your Cash Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders with the Investment Options, cause the release and possible destruction of confidential Policyowner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Policy to lose value. There can be no assurance that we or the Investment Options or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Experts

The financial statements of the Variable Account at December 31, 2015 and for the periods disclosed in the financial statements, and the financial statements of the Company at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Carolyn Eddy Langenwalter, Illustration Actuary, as stated in the opinion filed as an exhibit to the registration statement.

Other Information

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Variable Account's statements of assets and liabilities as of December 31, 2015 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2015 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the death benefits, Cash Values and Surrender Values of a representative Policyowner may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 6% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.83% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year (after contractual or voluntary fee waivers or reimbursements). The fees and expenses of each Investment Option vary, and in 2015 the total fees and expenses ranged from an annual rate of 0.10% to an annual rate of 1.36% of average daily net assets. For information on Investment Option expenses, see "SUMMARY OF THE POLICY" and the prospectuses for the Investment Options.

The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges.

Applying the charges and the average Investment Option fees and expenses of 0.85% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of return of— -1.73%, 4.27% and 10.27%, respectively.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS.")

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

* * *

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 0% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 0% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$294	$289	$100,000	$362	$354	$100,000
2	1,728	814	798	100,000	950	931	100,000
3	2,658	1,315	1,290	100,000	1,522	1,497	100,000
4	3,634	1,797	1,772	100,000	2,077	2,052	100,000
5	4,659	2,257	2,232	100,000	2,615	2,590	100,000
6	5,735	2,696	2,671	100,000	3,135	3,110	100,000
7	6,865	3,111	3,086	100,000	3,637	3,612	100,000
8	8,051	3,503	3,478	100,000	4,120	4,095	100,000
9	9,297	3,875	3,850	100,000	4,584	4,559	100,000
10	10,605	4,216	4,191	100,000	5,028	5,003	100,000
15	18,194	5,464	5,439	100,000	6,885	6,860	100,000
20	27,880	5,711	5,686	100,000	7,967	7,942	100,000
25	40,241	4,275	4,250	100,000	7,921	7,896	100,000
30	56,018	*	*	*	6,213	6,188	100,000
35	76,154	*	*	*	2,005	1,980	100,000
40	*	*	*	*	*	*	*
45	*	*	*	*	*	*	*
50	*	*	*	*	*	*	*
55	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*
Age 65	56,018	*	*	*	6,213	6,188	100,000
Age 70	76,154	*	*	*	2,005	1,980	100,000
Age 95	*	*	*	*	*	*	*

*  In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (1.73). NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 6% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 6% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$325	$319	$100,000	$394	$386	$100,000
2	1,728	902	884	100,000	1,046	1,025	100,000
3	2,658	1,494	1,469	100,000	1,720	1,695	100,000
4	3,634	2,100	2,075	100,000	2,415	2,390	100,000
5	4,659	2,720	2,695	100,000	3,133	3,108	100,000
6	5,735	3,352	3,327	100,000	3,873	3,848	100,000
7	6,865	3,996	3,971	100,000	4,635	4,610	100,000
8	8,051	4,651	4,626	100,000	5,421	5,396	100,000
9	9,297	5,321	5,296	100,000	6,229	6,204	100,000
10	10,605	5,996	5,971	100,000	7,061	7,036	100,000
15	18,194	9,452	9,427	100,000	11,532	11,507	100,000
20	27,880	12,804	12,779	100,000	16,426	16,401	100,000
25	40,241	15,322	15,297	100,000	21,507	21,482	100,000
30	56,018	15,714	15,689	100,000	26,391	26,372	100,000
35	76,154	11,080	11,055	100,000	30,526	30,501	100,000
40	101,852	*	*	*	32,781	32,756	100,000
45	134,651	*	*	*	30,943	30,918	100,000
50	176,512	*	*	*	20,059	21,034	100,000
55	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*
Age 65	56,018	15,714	15,689	100,000	26,397	26,372	100,000
Age 70	76,154	11,080	11,055	100,000	30,526	30,501	100,000
Age 95	*	*	*	*	*	*	*

*  In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 6%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 6% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 4.27%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME. THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 12% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 12% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$356	$349	$100,000	$427	$418	$100,000
2	1,728	993	974	100,000	1,146	1,123	100,000
3	2,658	1,686	1,661	100,000	1,933	1,908	100,000
4	3,634	2,440	2,415	100,000	2,793	2,768	100,000
5	4,659	3,257	3,232	100,000	3,734	3,709	100,000
6	5,735	4,146	4,121	100,000	4,763	4,738	100,000
7	6,865	5,109	5,084	100,000	5,889	5,864	100,000
8	8,051	6,157	6,132	100,000	7,122	7,097	100,000
9	9,297	7,300	7,275	100,000	8,471	8,446	100,000
10	10,605	8,537	8,512	100,000	9,948	9,923	100,000
15	18,194	16,557	16,532	100,000	19,708	19,683	100,000
20	27,880	28,883	28,858	100,000	35,133	35,108	100,000
25	40,241	48,115	48,090	100,000	59,937	59,912	100,000
30	56,018	79,520	79,495	100,000	100,799	100,774	122,446
35	76,154	131,279	131,254	151,421	166,724	166,699	192,420
40	101,852	213,748	213,723	227,238	272,945	272,920	290,334
45	134,651	346,711	346,686	361,409	445,371	445,346	464,500
50	176,512	553,497	553,472	576,476	720,765	720,740	751,077
55	229,938	866,788	866,763	901,997	1,157,332	1,157,307	1,204,949
60	298,124	1,365,276	1,365,251	1,365,414	1,863,118	1,863,093	1,864,227
Age 65	56,018	79,520	79,495	100,000	100,799	100,774	122,446
Age 70	76,154	131,279	131,254	151,421	166,724	166,699	192,420
Age 95	298,124	1,365,276	1,365,251	1,365,414	1,863,118	1,863,093	1,864,227

* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.27%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

(This page has been left blank intentionally.)

APPENDIX B

Death Benefit Options

Option A Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

Option B Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

B-1

Attained Age		Specified Amount Factor
40	or younger	2.50
41		2.43
42		2.36
43		2.29
44		2.22
45		2.15
46		2.09
47		2.03
48		1.97
49		1.91
50		1.85
51		1.78
52		1.71
53		1.64
54		1.57
55		1.50
56		1.46
57		1.42
58		1.38
59		1.34
60		1.30
61		1.28
62		1.26
63		1.24
64		1.22
65		1.20
66		1.19
67		1.18
68		1.17
69		1.16
70		1.15
71		1.13
72		1.11
73		1.09
74		1.07
75	to 90	1.05
91		1.04
92		1.03
93		1.02
94		1.01
95	or older	1.00

B-2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Farm Bureau Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farm Bureau Life Variable Account (the Account), as listed in the accompanying statements of assets and liabilities, as of December 31, 2015, the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the Farm Bureau Life Variable Account at December 31, 2015, and the results of their operations and changes in their net assets for the periods described thereon in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 29, 2016

1

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2015

	Product A, B & C
	American	American
	Century VP	Century VP
	Capital	Inflation	American	American	American	Calvert VP
	Appreciation	Protection Bond	Century VP Mid	Century VP	Century VP	NASDAQ-100
	Fund	Fund	Cap Value Fund	Ultra® Fund	Value Fund	Index Portfolio
Assets
Investments in shares of mutual funds, at fair value	$1,514,728	$141,449	$187,253	$1,211,273	$1,577,501	$2,462,069
Receivable for investments sold	1,097	108	77	933	1,053	1,940
Total assets	1,515,825	141,557	187,330	1,212,206	1,578,554	2,464,009

Liabilities
Payable to Farm Bureau Life Insurance Company	1,097	108	77	933	1,053	1,940
Net assets	$1,514,728	$141,449	$187,253	$1,211,273	$1,577,501	$2,462,069

Net assets
Accumulation units	$1,514,728	$141,449	$187,253	$1,211,273	$1,577,501	$2,462,069
Total net assets	$1,514,728	$141,449	$187,253	$1,211,273	$1,577,501	$2,462,069

Investments in shares of mutual funds, at cost	$1,266,470	$162,465	$156,370	$812,654	$1,250,425	$1,549,881
Shares of mutual funds owned	100,847.42	14,201.66	10,182.35	78,298.21	178,248.65	50,338.76

Accumulation units outstanding	65,469.73	10,646.14	8,797.70	56,915.67	96,532.54	68,590.82
Accumulation unit value	$23.14	$13.29	$21.28	$21.28	$16.34	$35.90

See accompanying notes.

2

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product A, B & C
	Calvert VP		Dreyfus Socially	Dreyfus VIF	Dreyfus VIF	Dreyfus VIF
	Russell 2000	Calvert VP S&P	Responsible	Appreciation	Growth &	International
	Small Cap Index	MidCap 400	Growth Fund -	Portfolio - Initial	Income Portfolio	Equity Portfolio -
	Portfolio	Index Portfolio	Service Class	Class	- Initial Class	Initial Class
Assets
Investments in shares of mutual funds, at fair value	$2,405,653	$3,139,138	$402,523	$2,655,702	$818,038	$1,943,329
Receivable for investments sold	1,545	2,501	311	1,851	552	1,411
Total assets	2,407,198	3,141,639	402,834	2,657,553	818,590	1,944,740

Liabilities
Payable to Farm Bureau Life Insurance Company	1,545	2,501	311	1,851	552	1,411
Net assets	$2,405,653	$3,139,138	$402,523	$2,655,702	$818,038	$1,943,329

Net assets
Accumulation units	$2,405,653	$3,139,138	$402,523	$2,655,702	$818,038	$1,943,329
Total net assets	$2,405,653	$3,139,138	$402,523	$2,655,702	$818,038	$1,943,329

Investments in shares of mutual funds, at cost	$2,050,504	$2,343,077	$335,141	$2,380,811	$561,066	$1,764,866
Shares of mutual funds owned	34,504.49	34,300.03	10,540.01	58,715.51	27,286.13	107,962.70

Accumulation units outstanding	94,363.73	103,033.97	23,406.66	136,046.74	41,517.56	86,009.06
Accumulation unit value	$25.49	$30.47	$17.20	$19.52	$19.70	$22.59

See accompanying notes.

3

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product A, B & C
	Dreyfus VIF
	Opportunistic	Federated			Federated	Fidelity® VIP
	Small Cap	Managed Tail	Federated		Quality Bond	Contrafund®
	Portfolio - Initial	Risk Fund II -	Managed	Federated Prime	Fund II -	Portfolio - Initial
	Class	Primary Shares	Volatility Fund II	Money Fund II	Primary Shares	Class
Assets
Investments in shares of mutual funds, at fair value	$1,252,792	$63,608,094	$37,268,108	$1,091,622	$21,415,744	$20,983,282
Receivable for investments sold	1,024	57,227	36,726	875	29,627	15,539
Total assets	1,253,816	63,665,321	37,304,834	1,092,497	21,445,371	20,998,821

Liabilities
Payable to Farm Bureau Life Insurance Company	1,024	57,227	36,726	875	29,627	15,539
Net assets	$1,252,792	$63,608,094	$37,268,108	$1,091,622	$21,415,744	$20,983,282

Net assets
Accumulation units	$1,252,792	$63,608,094	$37,268,108	$1,091,622	$21,415,744	$20,983,282
Total net assets	$1,252,792	$63,608,094	$37,268,108	$1,091,622	$21,415,744	$20,983,282

Investments in shares of mutual funds, at cost	$771,851	$77,334,741	$37,790,980	$1,091,622	$22,156,771	$16,673,657
Shares of mutual funds owned	27,222.77	12,472,175.33	4,011,637.03	1,091,622.16	1,952,210.01	618,610.92

Accumulation units outstanding	70,422.86	5,931,271.87	2,921,461.11	113,617.73	1,968,801.00	816,786.19
Accumulation unit value	$17.79	$10.72	$12.76	$9.61	$10.88	$25.69

See accompanying notes.

4

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product A, B & C
	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Growth &	Fidelity® VIP	High Income	Index 500	Mid Cap	Overseas
	Income Portfolio	Growth Portfolio	Portfolio -	Portfolio - Initial	Portfolio -	Portfolio - Initial
	- Initial Class	- Initial Class	Service Class 2	Class	Service Class 2	Class
Assets
Investments in shares of mutual funds, at fair value	$5,943,059	$19,603,734	$2,936,757	$15,246,830	$5,714,136	$3,937,437
Receivable for investments sold	4,469	14,822	2,053	10,856	3,860	2,227
Total assets	5,947,528	19,618,556	2,938,810	15,257,686	5,717,996	3,939,664

Liabilities
Payable to Farm Bureau Life Insurance Company	4,469	14,822	2,053	10,856	3,860	2,227
Net assets	$5,943,059	$19,603,734	$2,936,757	$15,246,830	$5,714,136	$3,937,437

Net assets
Accumulation units	$5,943,059	$19,603,734	$2,936,757	$15,246,830	$5,714,136	$3,937,437
Total net assets	$5,943,059	$19,603,734	$2,936,757	$15,246,830	$5,714,136	$3,937,437

Investments in shares of mutual funds, at cost	$4,557,403	$9,944,007	$3,425,266	$10,284,339	$5,425,537	$3,809,100
Shares of mutual funds owned	314,780.66	298,155.65	611,824.44	73,859.56	179,520.47	206,364.64

Accumulation units outstanding	347,484.83	1,145,925.96	129,965.61	871,437.12	164,760.10	253,147.63
Accumulation unit value	$17.10	$17.11	$22.60	$17.50	$34.68	$15.55

See accompanying notes.

5

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product A, B & C
				Franklin Small-	Franklin U.S.
	Franklin Global	Franklin Mutual	Franklin Small	Mid Cap	Government	Templeton
	Real Estate VIP	Shares VIP Fund	Cap Value VIP	Growth VIP	Securities VIP	Growth VIP
	Fund - Class 2	- Class 2	Fund - Class 2	Fund - Class 2	Fund - Class 2	Fund - Class 2
Assets
Investments in shares of mutual funds, at fair value	$2,477,271	$2,701,298	$2,461,029	$2,213,415	$4,146,300	$1,201,323
Receivable for investments sold	625	1,909	1,729	1,662	2,399	936
Total assets	2,477,896	2,703,207	2,462,758	2,215,077	4,148,699	1,202,259

Liabilities
Payable to Farm Bureau Life Insurance Company	625	1,909	1,729	1,662	2,399	936
Net assets	$2,477,271	$2,701,298	$2,461,029	$2,213,415	$4,146,300	$1,201,323

Net assets
Accumulation units	$2,477,271	$2,701,298	$2,461,029	$2,213,415	$4,146,300	$1,201,323
Total net assets	$2,477,271	$2,701,298	$2,461,029	$2,213,415	$4,146,300	$1,201,323

Investments in shares of mutual funds, at cost	$1,847,448	$2,621,320	$2,261,587	$2,574,013	$4,318,126	$1,035,273
Shares of mutual funds owned	159,617.95	140,692.58	139,198.48	125,122.38	332,501.99	90,189.43

Accumulation units outstanding	127,960.65	133,532.16	76,770.15	101,565.41	281,256.57	66,828.85
Accumulation unit value	$19.36	$20.23	$32.06	$21.79	$14.74	$17.98

See accompanying notes.

6

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product A, B & C
						T. Rowe Price
	J.P. Morgan Ins.	J.P. Morgan Ins.				Personal
	Trust Mid Cap	Trust Small Cap	T. Rowe Price	T. Rowe Price	T. Rowe Price	Strategy
	Value Portfolio -	Core Portfolio -	Equity Income	Mid-Cap	New America	Balanced
	Class 1	Class 1	Portfolio	Growth Portfolio	Growth Portfolio	Portfolio
Assets
Investments in shares of mutual funds, at fair value	$4,135,578	$1,538,248	$5,657,829	$12,801,906	$6,093,298	$8,880,689
Receivable for investments sold	2,975	1,186	4,049	9,173	4,502	6,613
Total assets	4,138,553	1,539,434	5,661,878	12,811,079	6,097,800	8,887,302

Liabilities
Payable to Farm Bureau Life Insurance Company	2,975	1,186	4,049	9,173	4,502	6,613
Net assets	$4,135,578	$1,538,248	$5,657,829	$12,801,906	$6,093,298	$8,880,689

Net assets
Accumulation units	$4,135,578	$1,538,248	$5,657,829	$12,801,906	$6,093,298	$8,880,689
Total net assets	$4,135,578	$1,538,248	$5,657,829	$12,801,906	$6,093,298	$8,880,689

Investments in shares of mutual funds, at cost	$3,378,757	$1,116,947	$4,131,863	$11,725,007	$5,345,641	$8,853,662
Shares of mutual funds owned	405,846.69	74,817.52	211,034.28	498,128.63	249,623.03	474,142.50

Accumulation units outstanding	112,110.25	58,038.19	277,762.75	306,351.96	299,530.89	388,286.09
Accumulation unit value	$36.89	$26.50	$20.37	$41.79	$20.34	$22.87

See accompanying notes.

7

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product A, B & C	Product D
		Calvert VP
		EAFE		Calvert VP	Calvert VP S&P
	T. Rowe Price	International	Calvert VP	Russell 2000	MidCap 400	Columbia VP
	International	Index Portfolio -	NASDAQ-100	Small Cap Index	Index Portfolio -	Mid Cap Value
	Stock Portfolio	Class F	Index Portfolio	Portfolio - Class F	Class F	Fund - Class 1
Assets
Investments in shares of mutual funds, at fair value	$4,471,638	$19,880	$93,223	$70,380	$44,767	$42,917
Receivable for investments sold	3,737	—	—	—	—	—
Total assets	4,475,375	19,880	93,223	70,380	44,767	42,917

Liabilities
Payable to Farm Bureau Life Insurance Company	3,737	—	—	—	—	—
Net assets	$4,471,638	$19,880	$93,223	$70,380	$44,767	$42,917

Net assets
Accumulation units	$4,471,638	$19,880	$93,223	$70,380	$44,767	$42,917
Total net assets	$4,471,638	$19,880	$93,223	$70,380	$44,767	$42,917

Investments in shares of mutual funds, at cost	$4,205,112	$20,387	$77,871	$67,757	$41,728	$35,180
Shares of mutual funds owned	304,815.16	256.68	1,906.01	1,003.57	482.25	2,448.19

Accumulation units outstanding	327,733.92	1,864.70	3,528.31	4,294.22	2,382.72	2,496.34
Accumulation unit value	$13.64	$10.66	$26.42	$16.39	$18.79	$17.19

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product D
	Columbia VP
	Select		Columbia VP			Federated
	International	Columbia VP	Small Company	Deutsche Global	Deutsche Global	Managed Tail
	Equity Fund -	Small Cap Value	Growth Fund -	Small Cap VIP -	Growth VIP -	Risk Fund II -
	Class 1	Fund - Class 2	Class 2	Class A	Class A	Primary Shares
Assets
Investments in shares of mutual funds, at fair value	$8,652	$359,735	$13,017	$18,093	$24,011	$27,254
Receivable for investments sold	—	—	—	—	—	—
Total assets	8,652	359,735	13,017	18,093	24,011	27,254

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—
Net assets	$8,652	$359,735	$13,017	$18,093	$24,011	$27,254

Net assets
Accumulation units	$8,652	$359,735	$13,017	$18,093	$24,011	$27,254
Total net assets	$8,652	$359,735	$13,017	$18,093	$24,011	$27,254

Investments in shares of mutual funds, at cost	$8,790	$373,202	$12,452	$20,692	$23,503	$31,871
Shares of mutual funds owned	636.18	22,568.07	796.64	1,373.80	2,221.15	5,343.92

Accumulation units outstanding	691.53	22,800.00	842.87	1,161.19	1,974.10	2,441.99
Accumulation unit value	$12.51	$15.78	$15.44	$15.58	$12.16	$11.16

See accompanying notes.

9

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product D
			Federated	Fidelity® VIP		Fidelity® VIP
	Federated		Quality Bond	Contrafund®	Fidelity® VIP	High Income
	Managed	Federated Prime	Fund II -	Portfolio -	Growth Portfolio	Portfolio -
	Volatility Fund II	Money Fund II	Primary Shares	Service Class 2	- Service Class 2	Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$116,689	$37,731	$856,550	$1,038,457	$772,499	$376,506
Receivable for investments sold	—	—	—	—	—	—
Total assets	116,689	37,731	856,550	1,038,457	772,499	376,506

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—
Net assets	$116,689	$37,731	$856,550	$1,038,457	$772,499	$376,506

Net assets
Accumulation units	$116,689	$37,731	$856,550	$1,038,457	$772,499	$376,506
Total net assets	$116,689	$37,731	$856,550	$1,038,457	$772,499	$376,506

Investments in shares of mutual funds, at cost	$125,755	$37,731	$889,737	$903,926	$738,186	$449,124
Shares of mutual funds owned	12,560.73	37,730.81	78,081.12	31,222.41	11,882.77	78,438.76

Accumulation units outstanding	8,786.77	3,772.41	75,659.28	56,484.43	41,538.06	25,269.96
Accumulation unit value	$13.28	$10.00	$11.32	$18.38	$18.60	$14.90

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product D
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP			Franklin U.S.
	Index 500	Mid Cap	Real Estate	Franklin Mutual	Franklin Small	Government
	Portfolio -	Portfolio -	Portfolio -	Shares VIP Fund	Cap Value VIP	Securities VIP
	Service Class 2	Service Class 2	Service Class 2	- Class 2	Fund - Class 2	Fund - Class 2
Assets
Investments in shares of mutual funds, at fair value	$104,619	$492,761	$385,752	$963,829	$51,706	$830,294
Receivable for investments sold	—	—	—	—	—	—
Total assets	104,619	492,761	385,752	963,829	51,706	830,294

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—
Net assets	$104,619	$492,761	$385,752	$963,829	$51,706	$830,294

Net assets
Accumulation units	$104,619	$492,761	$385,752	$963,829	$51,706	$830,294
Total net assets	$104,619	$492,761	$385,752	$963,829	$51,706	$830,294

Investments in shares of mutual funds, at cost	$88,953	$524,087	$354,700	$1,009,345	$54,175	$867,386
Shares of mutual funds owned	512.21	15,481.04	19,935.52	50,199.43	2,924.56	66,583.34

Accumulation units outstanding	5,661.24	28,823.40	20,306.33	63,812.51	3,086.74	65,758.19
Accumulation unit value	$18.48	$17.10	$19.00	$15.10	$16.75	$12.63

See accompanying notes.

11

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

	Product D
						T. Rowe Price
		J.P. Morgan Ins.	J.P. Morgan Ins.			Personal
	Templeton	Trust Intrepid	Trust Small Cap	T. Rowe Price	T. Rowe Price	Strategy
	Global Bond VIP	Mid Cap	Core Portfolio -	Equity Income	New America	Balanced
	Fund - Class 2	Portfolio - Class 1	Class 2	Portfolio	Growth Portfolio	Portfolio
Assets
Investments in shares of mutual funds, at fair value	$377,355	$612,453	$47,544	$308,614	$71,963	$39,958
Receivable for investments sold	—	—	—	—	—	—
Total assets	377,355	612,453	47,544	308,614	71,963	39,958

Liabilities
Payable to Farm Bureau Life Insurance Company	—	—	—	—	—	—
Net assets	$377,355	$612,453	$47,544	$308,614	$71,963	$39,958

Net assets
Accumulation units	$377,355	$612,453	$47,544	$308,614	$71,963	$39,958
Total net assets	$377,355	$612,453	$47,544	$308,614	$71,963	$39,958

Investments in shares of mutual funds, at cost	$435,131	$616,822	$44,418	$282,438	$74,027	$42,155
Shares of mutual funds owned	23,883.23	31,375.69	2,332.88	11,511.15	2,948.09	2,133.35

Accumulation units outstanding	23,887.39	20,166.83	2,471.13	18,925.75	3,212.34	2,458.13
Accumulation unit value	$15.80	$30.37	$19.24	$16.31	$22.40	$16.26

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2015

Product D
T. Rowe Price
International
Stock Portfolio
Assets
Investments in shares of mutual funds, at fair value	$1,018,907
Receivable for investments sold	—
Total assets	1,018,907

Liabilities
Payable to Farm Bureau Life Insurance Company	—
Net assets	$1,018,907

Net assets
Accumulation units	$1,018,907
Total net assets	$1,018,907

Investments in shares of mutual funds, at cost	$1,043,324
Shares of mutual funds owned	69,455.13

Accumulation units outstanding	84,086.21
Accumulation unit value	$12.12

See accompanying notes.

13

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2015

	Product A, B & C
	American	American
	Century VP	Century VP
	Capital	Inflation	American	American	American	Calvert VP
	Appreciation	Protection Bond	Century VP Mid	Century VP	Century VP	NASDAQ-100
	Fund	Fund	Cap Value Fund	Ultra® Fund	Value Fund	Index Portfolio
Income:
Dividends	$—	$3,685	$2,982	$5,388	$34,683	$1,284
Expenses:
Mortality and expense risk	(14,120)	(1,371)	(1,622)	(10,988)	(14,516)	(21,284)
Net investment income (loss)	(14,120)	2,314	1,360	(5,600)	20,167	(20,000)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	8,522	(2,893)	4,355	39,044	52,808	61,566
Realized gain distributions	101,624	—	7,853	116,030	—	40,003
Total realized gain (loss) on investments	110,146	(2,893)	12,208	155,074	52,808	101,569

Change in unrealized appreciation/depreciation of investments	(80,064)	(3,994)	(17,880)	(85,964)	(150,412)	100,423
Net increase (decrease) in net assets from operations	$15,962	$(4,573)	$(4,312)	$63,510	$(77,437)	$181,992

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product A, B & C
	Calvert VP		Dreyfus Socially	Dreyfus VIF	Dreyfus VIF	Dreyfus VIF
	Russell 2000	Calvert VP S&P	Responsible	Appreciation	Growth &	International
	Small Cap Index	MidCap 400	Growth Fund -	Portfolio - Initial	Income Portfolio	Equity Portfolio -
	Portfolio	Index Portfolio	Service Class	Class	- Initial Class	Initial Class
Income:
Dividends	$3,871	$3,038	$2,732	$46,277	$7,235	$68,328
Expenses:
Mortality and expense risk	(24,185)	(30,666)	(3,278)	(24,244)	(7,589)	(18,387)
Net investment income (loss)	(20,314)	(27,628)	(546)	22,033	(354)	49,941

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	74,855	89,740	7,311	65,565	24,471	80,033
Realized gain distributions	70,376	53,297	44,057	127,288	76,225	—
Total realized gain (loss) on investments	145,231	143,037	51,368	192,853	100,696	80,033

Change in unrealized appreciation/depreciation of investments	(283,835)	(229,638)	(62,650)	(305,605)	(94,364)	(119,214)
Net increase (decrease) in net assets from operations	$(158,918)	$(114,229)	$(11,828)	$(90,719)	$5,978	$10,760

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product A, B & C
	Dreyfus VIF
	Opportunistic	Federated			Federated	Fidelity® VIP
	Small Cap	Managed Tail	Federated		Quality Bond	Contrafund®
	Portfolio - Initial	Risk Fund II -	Managed	Federated Prime	Fund II -	Portfolio - Initial
	Class	Primary Shares	Volatility Fund II	Money Fund II	Primary Shares	Class
Income:
Dividends	$—	$1,169,299	$1 ,809,182	$10	$848,086	$224,774
Expenses:
Mortality and expense risk	(11,977)	(622,094)	(372,143)	(9,914)	(201,013)	(195,254)
Net investment income (loss)	(11,977)	547,205	1 ,437,039	(9,904)	647,073	29,520

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	37,432	(935,875)	259,530	—	(32,522)	154,991
Realized gain distributions	20,113	97,984	194,036	—	—	1,935,726
Total realized gain (loss) on investments	57,545	(837,891)	453,566	—	(32,522)	2,090,717

Change in unrealized appreciation/depreciation of investments	(84,177)	(4,810,574)	(5,377,822)	—	(857,490)	(2,144,569)
Net increase (decrease) in net assets from operations	$(38,609)	$(5,101,260)	$(3,487,217)	$(9,904)	$(242,939)	$(24,332)

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product A, B & C
	Fidelity® VIP		Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Growth &	Fidelity® VIP	High Income	Index 500	Mid Cap	Overseas
	Income Portfolio	Growth Portfolio	Portfolio -	Portfolio - Initial	Portfolio -	Portfolio - Initial
	- Initial Class	- Initial Class	Service Class 2	Class	Service Class 2	Class
Income:
Dividends	$131,880	$50,920	$200,598	$311,594	$15,193	$55,182
Expenses:
Mortality and expense risk	(56,042)	(177,359)	(27,598)	(141,146)	(54,650)	(37,026)
Net investment income (loss)	75,838	(126,439)	173,000	170,448	(39,457)	18,156

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	152,794	901,346	(1,657)	541,950	(5,483)	16,648
Realized gain distributions	310,178	605,093	—	10,195	735,619	4,072
Total realized gain (loss) on investments	462,972	1,506,439	(1,657)	552,145	730,136	20,720

Change in unrealized appreciation/depreciation of investments	(733,155)	(198,473)	(315,908)	(654,602)	(830,581)	74,944
Net increase (decrease) in net assets from operations	$(194,345)	$1,181,527	$(144,565)	$67,991	$(139,902)	$113,820

See accompanying notes.

17

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product A, B & C
				Franklin Small-	Franklin U.S.
	Franklin Global	Franklin Mutual	Franklin Small	Mid Cap	Government	Templeton
	Real Estate VIP	Shares VIP Fund	Cap Value VIP	Growth VIP	Securities VIP	Growth VIP
	Fund - Class 2	- Class 2	Fund - Class 2	Fund - Class 2	Fund - Class 2	Fund - Class 2
Income:
Dividends	$81,023	$91,042	$16,831	$—	$102,441	$33,658
Expenses:
Mortality and expense risk	(22,677)	(26,376)	(23,847)	(21,312)	(36,592)	(11,401)
Net investment income (loss)	58,346	64,666	(7,016)	(21,312)	65,849	22,257

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,815	82,287	92,632	116,405	3,533	47,066
Realized gain distributions	—	200,875	387,088	560,154	—	—
Total realized gain (loss) on investments	1,815	283,162	479,720	676,559	3,533	47,066

Change in unrealized appreciation/depreciation of investments	(68,778)	(515,226)	(694,540)	(726,829)	(87,026)	(168,078)
Net increase (decrease) in net assets from operations	$(8,617)	$(167,398)	$(221,836)	$(71,582)	$(17,644)	$(98,755)

See accompanying notes.

18

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product A, B & C
						T. Rowe Price
	J.P. Morgan Ins.	J.P. Morgan Ins.				Personal
	Trust Mid Cap	Trust Small Cap	T. Rowe Price	T. Rowe Price	T. Rowe Price	Strategy
	Value Portfolio -	Core Portfolio -	Equity Income	Mid-Cap	New America	Balanced
	Class 1	Class 1	Portfolio	Growth Portfolio	Growth Portfolio	Portfolio
Income:
Dividends	$41,658	$2,363	$110,033	$—	$—	$159,663
Expenses:
Mortality and expense risk	(38,380)	(14,950)	(54,072)	(117,251)	(54,516)	(82,994)
Net investment income (loss)	3,278	(12,587)	55,961	(117,251)	(54,516)	76,669

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	221,364	71,704	225,434	194,227	189,117	106,480
Realized gain distributions	318,305	166,817	128,030	1,719,291	595,522	640,000
Total realized gain (loss) on investments	539,669	238,521	353,464	1,913,518	784,639	746,480

Change in unrealized appreciation/depreciation of investments	(687,402)	(325,079)	(889,652)	(1,080,040)	(285,394)	(902,968)
Net increase (decrease) in net assets from operations	$(144,455)	$(99,145)	$(480,227)	$716,227	$444,729	$(79,819)

See accompanying notes.

19

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product A, B & C	Product D
		Calvert VP
		EAFE		Calvert VP	Calvert VP S&P
	T. Rowe Price	International	Calvert VP	Russell 2000	MidCap 400	Columbia VP
	International	Index Portfolio -	NASDAQ-100	Small Cap Index	Index Portfolio -	Mid Cap Value
	Stock Portfolio	Class F	Index Portfolio	Portfolio - Class F	Class F	Fund - Class 1
Income:
Dividends	$44,089	$6	$49	$—	$—	$—
Expenses:
Mortality and expense risk	(42,149)	—	—	—	—	—
Net investment income (loss)	1,940	6	49	—	—	—

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	117,646	271	12,193	3,201	3,339	2,663
Realized gain distributions	88,179	—	1,514	2,050	750	—
Total realized gain (loss) on investments	205,825	271	13,707	5,251	4,089	2,663

Change in unrealized appreciation/depreciation of investments	(288,685)	(680)	(5,066)	(8,785)	(5,220)	(4,965)
Net increase (decrease) in net assets from operations	$(80,920)	$(403)	$8,690	$(3,534)	$(1,131)	$(2,302)

See accompanying notes.

20

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product D
	Columbia VP
	Select		Columbia VP			Federated
	International	Columbia VP	Small Company	Deutsche Global	Deutsche Global	Managed Tail
	Equity Fund -	Small Cap Value	Growth Fund -	Small Cap VIP -	Growth VIP -	Risk Fund II -
	Class 1	Fund - Class 2	Class 2	Class A	Class A	Primary Shares
Income:
Dividends	$109	$2,195	$—	$170	$183	$696
Expenses:
Mortality and expense risk	—	—	—	—	—	—
Net investment income (loss)	109	2,195	—	170	183	696

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,373	10,060	387	(235)	412	(4,526)
Realized gain distributions	—	25,332	687	1,848	—	58
Total realized gain (loss) on investments	1,373	35,392	1,074	1,613	412	(4,468)

Change in unrealized appreciation/depreciation of investments	(359)	(61,982)	(617)	(1,692)	(1,035)	1,389
Net increase (decrease) in net assets from operations	$1,123	$(24,395)	$457	$91	$(440)	$(2,383)

See accompanying notes.

21

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product D
			Federated	Fidelity® VIP		Fidelity® VIP
	Federated		Quality Bond	Contrafund®	Fidelity® VIP	High Income
	Managed	Federated Prime	Fund II -	Portfolio -	Growth Portfolio	Portfolio -
	Volatility Fund II	Money Fund II	Primary Shares	Service Class 2	- Service Class 2	Service Class 2
Income:
Dividends	$5,312	$—	$31,680	$8,570	$250	$25,991
Expenses:
Mortality and expense risk	—	—	—	—	—	—
Net investment income (loss)	5,312	—	31,680	8,570	250	25,991

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,316	—	(394)	44,826	13,803	(2,498)
Realized gain distributions	570	—	—	100,166	25,733	—
Total realized gain (loss) on investments	1,886	—	(394)	144,992	39,536	(2,498)

Change in unrealized appreciation/depreciation of investments	(16,705)	—	(33,620)	(147,103)	13,428	(38,834)
Net increase (decrease) in net assets from operations	$(9,507)	$—	$(2,334)	$6,459	$53,214	$(15,341)

See accompanying notes.

22

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product D
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP			Franklin U.S.
	Index 500	Mid Cap	Real Estate	Franklin Mutual	Franklin Small	Government
	Portfolio -	Portfolio -	Portfolio -	Shares VIP Fund	Cap Value VIP	Securities VIP
	Service Class 2	Service Class 2	Service Class 2	- Class 2	Fund - Class 2	Fund - Class 2
Income:
Dividends	$1,901	$1,310	$6,517	$31,567	$340	$20,844
Expenses:
Mortality and expense risk	—	—	—	—	—	—
Net investment income (loss)	1,901	1,310	6,517	31,567	340	20,844

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	4,597	3,836	11,397	12,665	1,197	(6,109)
Realized gain distributions	60	63,027	8,534	69,650	7,825	—
Total realized gain (loss) on investments	4,657	66,863	19,931	82,315	9,022	(6,109)

Change in unrealized appreciation/depreciation of investments	(5,735)	(75,789)	(13,689)	(164,142)	(13,424)	(10,920)
Net increase (decrease) in net assets from operations	$823	$(7,616)	$12,759	$(50,260)	$(4,062)	$3,815

See accompanying notes.

23

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

	Product D
						T. Rowe Price
		J.P. Morgan Ins.	J.P. Morgan Ins.			Personal
	Templeton	Trust Intrepid	Trust Small Cap	T. Rowe Price	T. Rowe Price	Strategy
	Global Bond VIP	Mid Cap	Core Portfolio -	Equity Income	New America	Balanced
	Fund - Class 2	Portfolio - Class 1	Class 2	Portfolio	Growth Portfolio	Portfolio
Income:
Dividends	$30,112	$4,240	$—	$5,824	$—	$683
Expenses:
Mortality and expense risk	—	—	—	—	—	—
Net investment income (loss)	30,112	4,240	—	5,824	—	683

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(3,623)	28,924	1,770	7,401	1,112	1,490
Realized gain distributions	1,956	94,762	5,112	6,939	6,906	2,877
Total realized gain (loss) on investments	(1,667)	123,686	6,882	14,340	8,018	4,367

Change in unrealized appreciation/depreciation of investments	(45,506)	(165,579)	(9,748)	(42,889)	(3,461)	(4,954)
Net increase (decrease) in net assets from operations	$(17,061)	$(37,653)	$(2,866)	$(22,725)	$4,557	$96

See accompanying notes.

24

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2015

Product D
T. Rowe Price
International
Stock Portfolio
Income:
Dividends	$10,127
Expenses:
Mortality and expense risk	—
Net investment income (loss)	10,127

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	22,381
Realized gain distributions	20,255
Total realized gain (loss) on investments	42,636

Change in unrealized appreciation/depreciation of investments	(63,108)
Net increase (decrease) in net assets from operations	$(10,345)

See accompanying notes.

25

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
	American	American
	Century VP	Century VP
	Capital	Inflation	American	American
	Appreciation	Protection Bond	Century VP Mid	Century VP
	Fund	Fund	Cap Value Fund	Ultra® Fund

Net assets at January 1, 2014	$1,431,550	$193,124	$140,178	$1,081,264

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12,707)	982	459	(5,551)
Net realized gain (loss) on investments	181,872	4,080	14,726	36,526
Change in unrealized appreciation/depreciation of investments	(71,994)	(380)	7,654	61,649
Net increase (decrease) in net assets from operations	97,171	4,682	22,839	92,624
Contract transactions:
Transfers of net premiums	136,751	13,437	15,125	104,206
Transfers of surrenders and death benefits	(49,003)	(3,373)	(4,585)	(47,351)
Transfers of policy loans	(38,103)	—	(626)	(11,994)
Transfers of cost of insurance and other charges	(83,854)	(10,492)	(9,820)	(72,788)
Transfers between subaccounts, including Declared Interest Option account	(29,966)	(25,031)	13,210	(34,645)
Net increase (decrease) in net assets from contract transactions	(64,175)	(25,459)	13,304	(62,572)
Total increase (decrease) in net assets	32,996	(20,777)	36,143	30,052
Net Assets at December 31, 2014	$1,464,546	$172,347	$176,321	$1,111,316

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(14,120)	2,314	1,360	(5,600)
Net realized gain (loss) on investments	110,146	(2,893)	12,208	155,074
Change in unrealized appreciation/depreciation of investments	(80,064)	(3,994)	(17,880)	(85,964)
Net increase (decrease) in net assets from operations	15,962	(4,573)	(4,312)	63,510
Contract transactions:
Transfers of net premiums	124,563	15,937	18,945	96,787
Transfers of surrenders and death benefits	(24,245)	(26,016)	(3,670)	(31,786)
Transfers of policy loans	(23,899)	(974)	(560)	(12,941)
Transfers of cost of insurance and other charges	(89,347)	(9,227)	(12,255)	(78,274)
Transfers between subaccounts, including Declared Interest Option account	47,148	(6,045)	12,784	62,661
Net increase (decrease) in net assets from contract transactions	34,220	(26,325)	15,244	36,447
Total increase (decrease) in net assets	50,182	(30,898)	10,932	99,957
Net Assets at December 31, 2015	$1,514,728	$141,449	$187,253	$1,211,273

See accompanying notes.

26

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
			Calvert VP
	American	Calvert VP	Russell 2000	Calvert VP S&P
	Century VP	NASDAQ-100	Small Cap Index	MidCap 400
	Value Fund	Index Portfolio	Portfolio	Index Portfolio

Net assets at January 1, 2014	$1,626,703	$2,070,541	$2,949,563	$3,410,429

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,796	6,021	(9,779)	2,401
Net realized gain (loss) on investments	86,751	325,991	369,590	409,769
Change in unrealized appreciation/depreciation of investments	90,594	16,430	(276,744)	(137,656)
Net increase (decrease) in net assets from operations	188,141	348,442	83,067	274,514
Contract transactions:
Transfers of net premiums	191,598	158,745	291,553	327,924
Transfers of surrenders and death benefits	(116,593)	(98,997)	(197,272)	(136,218)
Transfers of policy loans	(86,016)	(71,990)	(131,195)	(165,576)
Transfers of cost of insurance and other charges	(105,476)	(121,703)	(148,725)	(199,706)
Transfers between subaccounts, including Declared Interest Option account	(33,806)	(13,631)	(72,987)	(64,797)
Net increase (decrease) in net assets from contract transactions	(150,293)	(147,576)	(258,626)	(238,373)
Total increase (decrease) in net assets	37,848	200,866	(175,559)	36,141
Net Assets at December 31, 2014	$1,664,551	$2,271,407	$2,774,004	$3,446,570

Increase (decrease) in net assets
Operations:
Net investment income (loss)	20,167	(20,000)	(20,314)	(27,628)
Net realized gain (loss) on investments	52,808	101,569	145,231	143,037
Change in unrealized appreciation/depreciation of investments	(150,412)	100,423	(283,835)	(229,638)
Net increase (decrease) in net assets from operations	(77,437)	181,992	(158,918)	(114,229)
Contract transactions:
Transfers of net premiums	190,177	159,886	216,443	261,260
Transfers of surrenders and death benefits	(78,423)	(42,949)	(109,592)	(114,507)
Transfers of policy loans	(37,143)	(25,613)	(57,841)	(59,721)
Transfers of cost of insurance and other charges	(104,187)	(124,391)	(147,999)	(203,838)
Transfers between subaccounts, including Declared Interest Option account	19,963	41,737	(110,444)	(76,397)
Net increase (decrease) in net assets from contract transactions	(9,613)	8,670	(209,433)	(193,203)
Total increase (decrease) in net assets	(87,050)	190,662	(368,351)	(307,432)
Net Assets at December 31, 2015	$1,577,501	$2,462,069	$2,405,653	$3,139,138

See accompanying notes.

27

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
	Dreyfus Socially	Dreyfus VIF	Dreyfus VIF	Dreyfus VIF
	Responsible	Appreciation	Growth &	International
	Growth Fund -	Portfolio - Initial	Income Portfolio	Equity Portfolio -
	Service Class	Class	- Initial Class	Initial Class

Net assets at January 1, 2014	$319,868	$2,684,990	$805,700	$2,080,205

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(161)	26,098	(896)	28,100
Net realized gain (loss) on investments	30,409	218,712	12,339	37,790
Change in unrealized appreciation/depreciation of investments	7,980	(57,134)	60,251	(136,934)
Net increase (decrease) in net assets from operations	38,228	187,676	71,694	(71,044)
Contract transactions:
Transfers of net premiums	19,747	289,870	72,694	213,918
Transfers of surrenders and death benefits	(8,111)	(190,797)	(29,452)	(74,154)
Transfers of policy loans	(954)	(103,693)	(13,215)	(22,255)
Transfers of cost of insurance and other charges	(16,520)	(169,398)	(45,465)	(121,516)
Transfers between subaccounts, including Declared Interest Option account	(3,067)	44,153	(6,473)	(5,619)
Net increase (decrease) in net assets from contract transactions	(8,905)	(129,865)	(21,911)	(9,626)
Total increase (decrease) in net assets	29,323	57,811	49,783	(80,670)
Net Assets at December 31, 2014	$349,191	$2,742,801	$855,483	$1,999,535

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(546)	22,033	(354)	49,941
Net realized gain (loss) on investments	51,368	192,853	100,696	80,033
Change in unrealized appreciation/depreciation of investments	(62,650)	(305,605)	(94,364)	(119,214)
Net increase (decrease) in net assets from operations	(11,828)	(90,719)	5,978	10,760
Contract transactions:
Transfers of net premiums	23,444	286,220	66,103	205,205
Transfers of surrenders and death benefits	(6,030)	(117,915)	(51,380)	(251,980)
Transfers of policy loans	(7,150)	(54,960)	(8,567)	(28,128)
Transfers of cost of insurance and other charges	(18,793)	(170,336)	(44,189)	(123,227)
Transfers between subaccounts, including Declared Interest Option account	73,689	60,611	(5,390)	131,164
Net increase (decrease) in net assets from contract transactions	65,160	3,620	(43,423)	(66,966)
Total increase (decrease) in net assets	53,332	(87,099)	(37,445)	(56,206)
Net Assets at December 31, 2015	$402,523	$2,655,702	$818,038	$1,943,329

See accompanying notes.

28

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
	Dreyfus VIF
	Opportunistic	Federated
	Small Cap	Managed Tail	Federated
	Portfolio - Initial	Risk Fund II -	Managed	Federated Prime
	Class	Primary Shares	Volatility Fund II	Money Fund II

Net assets at January 1, 2014	$1,383,944	$77,809,495	$45,310,744	$1,177,441

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(11,908)	643,502	1,086,405	(10,246)
Net realized gain (loss) on investments	26,633	14,055,523	3,702,717	—
Change in unrealized appreciation/depreciation of investments	(7,551)	(16,061,568)	(3,398,551)	—
Net increase (decrease) in net assets from operations	7,174	(1,362,543)	1,390,571	(10,246)
Contract transactions:
Transfers of net premiums	117,766	6,141,514	2,949,544	148,710
Transfers of surrenders and death benefits	(48,913)	(3,209,160)	(1,914,186)	(65,444)
Transfers of policy loans	(30,449)	(534,459)	(303,533)	(13,019)
Transfers of cost of insurance and other charges	(69,867)	(5,438,807)	(3,064,324)	(94,869)
Transfers between subaccounts, including Declared Interest Option account	(20,417)	(1,036,355)	(665,961)	(28,903)
Net increase (decrease) in net assets from contract transactions	(51,880)	(4,077,267)	(2,998,460)	(53,525)
Total increase (decrease) in net assets	(44,706)	(5,439,810)	(1,607,889)	(63,771)
Net Assets at December 31, 2014	$1,339,238	$72,369,685	$43,702,855	$1,113,670

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(11,977)	547,205	1,437,039	(9,904)
Net realized gain (loss) on investments	57,545	(837,891)	453,566	—
Change in unrealized appreciation/depreciation of investments	(84,177)	(4,810,574)	(5,377,822)	—
Net increase (decrease) in net assets from operations	(38,609)	(5,101,260)	(3,487,217)	(9,904)
Contract transactions:
Transfers of net premiums	110,216	5,719,558	2,613,605	148,132
Transfers of surrenders and death benefits	(55,875)	(2,374,194)	(1,666,993)	(30,449)
Transfers of policy loans	(13,473)	(400,359)	(240,909)	(4,291)
Transfers of cost of insurance and other charges	(70,114)	(5,276,707)	(2,949,955)	(93,078)
Transfers between subaccounts, including Declared Interest Option account	(18,591)	(1,328,629)	(703,278)	(32,458)
Net increase (decrease) in net assets from contract transactions	(47,837)	(3,660,331)	(2,947,530)	(12,144)
Total increase (decrease) in net assets	(86,446)	(8,761,591)	(6,434,747)	(22,048)
Net Assets at December 31, 2015	$1,252,792	$63,608,094	$37,268,108	$1,091,622

See accompanying notes.

29

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
	Federated	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Quality Bond	Contrafund®	Growth &	Growth
	Fund II -	Portfolio - Initial	Income Portfolio	Portfolio - Initial
	Primary Shares	Class	- Initial Class	Class

Net assets at January 1, 2014	$23,239,553	$20,744,631	$6,112,034	$18,300,338

Increase (decrease) in net assets
Operations:
Net investment income (loss)	661,882	13,758	55,392	(135,032)
Net realized gain (loss) on investments	15,304	615,004	149,545	585,230
Change in unrealized appreciation/depreciation of investments	(10,178)	1,582,308	354,499	1,410,286
Net increase (decrease) in net assets from operations	667,008	2,211,070	559,436	1,860,484
Contract transactions:
Transfers of net premiums	2,067,985	1,691,107	463,387	1,358,987
Transfers of surrenders and death benefits	(1,114,765)	(857,721)	(196,936)	(718,525)
Transfers of policy loans	(223,168)	(395,022)	(79,215)	(144,725)
Transfers of cost of insurance and other charges	(1,680,877)	(1,300,787)	(373,057)	(1,116,184)
Transfers between subaccounts, including Declared Interest Option account	(92,601)	(215,681)	(58,600)	(103,272)
Net increase (decrease) in net assets from contract transactions	(1,043,426)	(1,078,104)	(244,421)	(723,719)
Total increase (decrease) in net assets	(376,418)	1,132,966	315,015	1,136,765
Net Assets at December 31, 2014	$22,863,135	$21,877,597	$6,427,049	$19,437,103

Increase (decrease) in net assets
Operations:
Net investment income (loss)	647,073	29,520	75,838	(126,439)
Net realized gain (loss) on investments	(32,522)	2,090,717	462,972	1,506,439
Change in unrealized appreciation/depreciation of investments	(857,490)	(2,144,569)	(733,155)	(198,473)
Net increase (decrease) in net assets from operations	(242,939)	(24,332)	(194,345)	1,181,527
Contract transactions:
Transfers of net premiums	1,887,660	1,602,804	435,516	1,281,507
Transfers of surrenders and death benefits	(951,208)	(797,852)	(231,077)	(868,240)
Transfers of policy loans	(168,923)	(282,917)	(49,462)	(184,871)
Transfers of cost of insurance and other charges	(1,680,125)	(1,336,743)	(378,108)	(1,124,657)
Transfers between subaccounts, including Declared Interest Option account	(291,856)	(55,275)	(66,514)	(118,635)
Net increase (decrease) in net assets from contract transactions	(1,204,452)	(869,983)	(289,645)	(1,014,896)
Total increase (decrease) in net assets	(1,447,391)	(894,315)	(483,990)	166,631
Net Assets at December 31, 2015	$21,415,744	$20,983,282	$5,943,059	$19,603,734

See accompanying notes.

30

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	High Income	Index 500	Mid Cap	Overseas
	Portfolio -	Portfolio - Initial	Portfolio -	Portfolio - Initial
	Service Class 2	Class	Service Class 2	Class

Net assets at January 1, 2014	$3,003,396	$14,997,309	$6,079,398	$4,570,139

Increase (decrease) in net assets
Operations:
Net investment income (loss)	147,500	114,662	(53,143)	19,228
Net realized gain (loss) on investments	71,902	641,956	184,307	63,562
Change in unrealized appreciation/depreciation of investments	(220,916)	1,057,569	167,740	(479,632)
Net increase (decrease) in net assets from operations	(1,514)	1,814,187	298,904	(396,842)
Contract transactions:
Transfers of net premiums	349,467	1,166,244	563,296	384,176
Transfers of surrenders and death benefits	(181,628)	(664,109)	(254,129)	(150,931)
Transfers of policy loans	(92,487)	(201,871)	(106,393)	(40,293)
Transfers of cost of insurance and other charges	(200,198)	(883,109)	(387,155)	(258,816)
Transfers between subaccounts, including Declared Interest Option account	134,760	(193,960)	(71,907)	(92,251)
Net increase (decrease) in net assets from contract transactions	9,914	(776,805)	(256,288)	(158,115)
Total increase (decrease) in net assets	8,400	1,037,382	42,616	(554,957)
Net Assets at December 31, 2014	$3,011,796	$16,034,691	$6,122,014	$4,015,182

Increase (decrease) in net assets
Operations:
Net investment income (loss)	173,000	170,448	(39,457)	18,156
Net realized gain (loss) on investments	(1,657)	552,145	730,136	20,720
Change in unrealized appreciation/depreciation of investments	(315,908)	(654,602)	(830,581)	74,944
Net increase (decrease) in net assets from operations	(144,565)	67,991	(139,902)	113,820
Contract transactions:
Transfers of net premiums	342,213	1,054,785	536,350	352,593
Transfers of surrenders and death benefits	(183,416)	(697,346)	(257,667)	(203,626)
Transfers of policy loans	(40,175)	(191,747)	(82,304)	(43,026)
Transfers of cost of insurance and other charges	(197,389)	(899,010)	(378,685)	(245,570)
Transfers between subaccounts, including Declared Interest Option account	148,293	(122,534)	(85,670)	(51,936)
Net increase (decrease) in net assets from contract transactions	69,526	(855,852)	(267,976)	(191,565)
Total increase (decrease) in net assets	(75,039)	(787,861)	(407,878)	(77,745)
Net Assets at December 31, 2015	$2,936,757	$15,246,830	$5,714,136	$3,937,437

See accompanying notes.

31

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
				Franklin Small-
	Franklin Global	Franklin Mutual	Franklin Small	Mid Cap
	Real Estate VIP	Shares VIP	Cap Value VIP	Growth VIP
	Fund - Class 2	Fund - Class 2	Fund - Class 2	Fund - Class 2

Net assets at January 1, 2014	$2,291,736	$2,945,707	$2,917,541	$2,305,652

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(10,821)	33,985	(7,778)	(20,778)
Net realized gain (loss) on investments	(24,588)	56,847	333,653	553,217
Change in unrealized appreciation/depreciation of investments	354,580	87,863	(335,913)	(387,306)
Net increase (decrease) in net assets from operations	319,171	178,695	(10,038)	145,133
Contract transactions:
Transfers of net premiums	287,037	320,145	250,421	213,273
Transfers of surrenders and death benefits	(99,035)	(148,248)	(129,552)	(85,990)
Transfers of policy loans	(40,702)	(92,893)	(33,016)	(58,338)
Transfers of cost of insurance and other charges	(170,156)	(200,831)	(172,305)	(127,555)
Transfers between subaccounts, including Declared Interest Option account	(27,193)	(16,291)	(41,285)	(28,489)
Net increase (decrease) in net assets from contract transactions	(50,049)	(138,118)	(125,737)	(87,099)
Total increase (decrease) in net assets	269,122	40,577	(135,775)	58,034
Net Assets at December 31, 2014	$2,560,858	$2,986,284	$2,781,766	$2,363,686

Increase (decrease) in net assets
Operations:
Net investment income (loss)	58,346	64,666	(7,016)	(21,312)
Net realized gain (loss) on investments	1,815	283,162	479,720	676,559
Change in unrealized appreciation/depreciation of investments	(68,778)	(515,226)	(694,540)	(726,829)
Net increase (decrease) in net assets from operations	(8,617)	(167,398)	(221,836)	(71,582)
Contract transactions:
Transfers of net premiums	271,553	311,517	232,715	198,395
Transfers of surrenders and death benefits	(123,541)	(130,484)	(87,059)	(142,951)
Transfers of policy loans	(30,801)	(55,619)	(51,550)	(37,856)
Transfers of cost of insurance and other charges	(173,201)	(195,922)	(162,243)	(129,761)
Transfers between subaccounts, including Declared Interest Option account	(18,980)	(47,080)	(30,764)	33,484
Net increase (decrease) in net assets from contract transactions	(74,970)	(117,588)	(98,901)	(78,689)
Total increase (decrease) in net assets	(83,587)	(284,986)	(320,737)	(150,271)
Net Assets at December 31, 2015	$2,477,271	$2,701,298	$2,461,029	$2,213,415

See accompanying notes.

32

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
	Franklin U.S.		J.P. Morgan Ins.	J.P. Morgan Ins.
	Government	Templeton	Trust Mid Cap	Trust Small Cap
	Securities VIP	Growth VIP	Value Portfolio -	Core Portfolio -
	Fund - Class 2	Fund - Class 2	Class 1	Class 1

Net assets at January 1, 2014	$3,898,657	$1,405,960	$4,027,090	$1,707,266

Increase (decrease) in net assets
Operations:
Net investment income (loss)	71,764	6,263	(4,972)	(12,615)
Net realized gain (loss) on investments	2,674	66,742	435,324	205,247
Change in unrealized appreciation/depreciation of investments	22,012	(120,436)	119,014	(52,117)
Net increase (decrease) in net assets from operations	96,450	(47,431)	549,366	140,515
Contract transactions:
Transfers of net premiums	458,302	118,708	375,606	143,343
Transfers of surrenders and death benefits	(300,570)	(79,248)	(222,094)	(105,007)
Transfers of policy loans	(100,649)	(20,917)	(119,863)	(25,400)
Transfers of cost of insurance and other charges	(260,974)	(75,605)	(242,828)	(93,532)
Transfers between subaccounts, including Declared Interest Option account	235,517	(31,344)	(6,421)	(22,838)
Net increase (decrease) in net assets from contract transactions	31,626	(88,406)	(215,600)	(103,434)
Total increase (decrease) in net assets	128,076	(135,837)	333,766	37,081
Net Assets at December 31, 2014	$4,026,733	$1,270,123	$4,360,856	$1,744,347

Increase (decrease) in net assets
Operations:
Net investment income (loss)	65,849	22,257	3,278	(12,587)
Net realized gain (loss) on investments	3,533	47,066	539,669	238,521
Change in unrealized appreciation/depreciation of investments	(87,026)	(168,078)	(687,402)	(325,079)
Net increase (decrease) in net assets from operations	(17,644)	(98,755)	(144,455)	(99,145)
Contract transactions:
Transfers of net premiums	456,195	125,932	369,462	134,284
Transfers of surrenders and death benefits	(207,450)	(68,767)	(195,250)	(62,735)
Transfers of policy loans	(38,536)	(8,302)	(70,674)	(59,475)
Transfers of cost of insurance and other charges	(268,759)	(69,419)	(249,961)	(89,335)
Transfers between subaccounts, including Declared Interest Option account	195,761	50,511	65,600	(29,693)
Net increase (decrease) in net assets from contract transactions	137,211	29,955	(80,823)	(106,954)
Total increase (decrease) in net assets	119,567	(68,800)	(225,278)	(206,099)
Net Assets at December 31, 2015	$4,146,300	$1,201,323	$4,135,578	$1,538,248

See accompanying notes.

33

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C
				T. Rowe Price
		T. Rowe Price	T. Rowe Price	Personal
	T. Rowe Price	Mid-Cap	New America	Strategy
	Equity Income	Growth	Growth	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio

Net assets at January 1, 2014	$6,123,140	$12,041,130	$5,551,213	$9,179,272

Increase (decrease) in net assets
Operations:
Net investment income (loss)	52,629	(109,527)	(49,816)	69,735
Net realized gain (loss) on investments	165,575	1,665,021	999,754	782,598
Change in unrealized appreciation/depreciation of investments	168,086	(144,148)	(498,131)	(462,878)
Net increase (decrease) in net assets from operations	386,290	1,411,346	451,807	389,455
Contract transactions:
Transfers of net premiums	625,549	669,185	374,812	820,105
Transfers of surrenders and death benefits	(233,637)	(401,236)	(186,994)	(300,034)
Transfers of policy loans	(74,369)	(85,201)	(57,025)	(78,860)
Transfers of cost of insurance and other charges	(371,222)	(701,960)	(305,861)	(563,653)
Transfers between subaccounts, including Declared Interest Option account	(95,618)	(145,330)	(33,563)	(96,743)
Net increase (decrease) in net assets from contract transactions	(149,297)	(664,542)	(208,631)	(219,185)
Total increase (decrease) in net assets	236,993	746,804	243,176	170,270
Net Assets at December 31, 2014	$6,360,133	$12,787,934	$5,794,389	$9,349,542

Increase (decrease) in net assets
Operations:
Net investment income (loss)	55,961	(117,251)	(54,516)	76,669
Net realized gain (loss) on investments	353,464	1,913,518	784,639	746,480
Change in unrealized appreciation/depreciation of investments	(889,652)	(1,080,040)	(285,394)	(902,968)
Net increase (decrease) in net assets from operations	(480,227)	716,227	444,729	(79,819)
Contract transactions:
Transfers of net premiums	500,958	621,305	362,214	694,427
Transfers of surrenders and death benefits	(187,297)	(525,511)	(208,957)	(315,282)
Transfers of policy loans	(74,278)	(80,543)	(58,345)	(111,748)
Transfers of cost of insurance and other charges	(363,035)	(730,905)	(322,135)	(574,534)
Transfers between subaccounts, including Declared Interest Option account	(98,425)	13,399	81,403	(81,897)
Net increase (decrease) in net assets from contract transactions	(222,077)	(702,255)	(145,820)	(389,034)
Total increase (decrease) in net assets	(702,304)	13,972	298,909	(468,853)
Net Assets at December 31, 2015	$5,657,829	$12,801,906	$6,093,298	$8,880,689

See accompanying notes.

34

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product A, B & C	Product D
		Calvert VP
		EAFE		Calvert VP
	T. Rowe Price	International	Calvert VP	Russell 2000
	International	Index Portfolio -	NASDAQ-100	Small Cap Index
	Stock Portfolio	Class F	Index Portfolio	Portfolio - Class F

Net assets at January 1, 2014	$4,780,452	$24,013	$83,815	$60,552

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,879	396	1,174	219
Net realized gain (loss) on investments	(32,343)	1,982	12,693	9,220
Change in unrealized appreciation/depreciation of investments	(75,269)	(3,778)	2,793	(6,833)
Net increase (decrease) in net assets from operations	(100,733)	(1,400)	16,660	2,606
Contract transactions:
Transfers of net premiums	525,757	4,971	10,020	8,205
Transfers of surrenders and death benefits	(236,279)	(4,835)	(536)	(506)
Transfers of policy loans	(142,173)	(1,301)	(300)	—
Transfers of cost of insurance and other charges	(302,990)	(2,704)	(9,532)	(5,334)
Transfers between subaccounts, including Declared Interest Option account	(2,820)	(721)	5,769	1,126
Net increase (decrease) in net assets from contract transactions	(158,505)	(4,590)	5,421	3,491
Total increase (decrease) in net assets	(259,238)	(5,990)	22,081	6,097
Net Assets at December 31, 2014	$4,521,214	$18,023	$105,896	$66,649

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,940	6	49	—
Net realized gain (loss) on investments	205,825	271	13,707	5,251
Change in unrealized appreciation/depreciation of investments	(288,685)	(680)	(5,066)	(8,785)
Net increase (decrease) in net assets from operations	(80,920)	(403)	8,690	(3,534)
Contract transactions:
Transfers of net premiums	513,248	4,527	11,587	10,054
Transfers of surrenders and death benefits	(196,384)	—	(5,898)	(3,958)
Transfers of policy loans	(86,768)	(37)	(851)	(736)
Transfers of cost of insurance and other charges	(299,499)	(2,230)	(10,045)	(5,921)
Transfers between subaccounts, including Declared Interest Option account	100,747	—	(16,156)	7,826
Net increase (decrease) in net assets from contract transactions	31,344	2,260	(21,363)	7,265
Total increase (decrease) in net assets	(49,576)	1,857	(12,673)	3,731
Net Assets at December 31, 2015	$4,471,638	$19,880	$93,223	$70,380

See accompanying notes.

35

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product D
			Columbia VP
	Calvert VP S&P		Select
	MidCap 400	Columbia VP	International	Columbia VP
	Index Portfolio -	Mid Cap Value	Equity Fund -	Small Cap Value
	Class F	Fund - Class 1	Class 1	Fund - Class 2

Net assets at January 1, 2014	$35,992	$42,350	$17,112	$390,470

Increase (decrease) in net assets
Operations:
Net investment income (loss)	240	—	308	1,783
Net realized gain (loss) on investments	4,797	5,635	1,180	61,464
Change in unrealized appreciation/depreciation of investments	(1,662)	(289)	(2,793)	(51,816)
Net increase (decrease) in net assets from operations	3,375	5,346	(1,305)	11,431
Contract transactions:
Transfers of net premiums	7,434	8,393	2,993	73,695
Transfers of surrenders and death benefits	(247)	(7,609)	(5,652)	(15,246)
Transfers of policy loans	—	(1,484)	—	(1,581)
Transfers of cost of insurance and other charges	(4,793)	(6,092)	(2,169)	(46,639)
Transfers between subaccounts, including Declared Interest Option account	(768)	2,002	2,888	(22,552)
Net increase (decrease) in net assets from contract transactions	1,626	(4,790)	(1,940)	(12,323)
Total increase (decrease) in net assets	5,001	556	(3,245)	(892)
Net Assets at December 31, 2014	$40,993	$42,906	$13,867	$389,578

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	109	2,195
Net realized gain (loss) on investments	4,089	2,663	1,373	35,392
Change in unrealized appreciation/depreciation of investments	(5,220)	(4,965)	(359)	(61,982)
Net increase (decrease) in net assets from operations	(1,131)	(2,302)	1,123	(24,395)
Contract transactions:
Transfers of net premiums	6,944	9,247	2,011	65,279
Transfers of surrenders and death benefits	(4,467)	—	(352)	(21,073)
Transfers of policy loans	(758)	(54)	—	(4,688)
Transfers of cost of insurance and other charges	(4,653)	(5,862)	(1,606)	(43,946)
Transfers between subaccounts, including Declared Interest Option account	7,839	(1,018)	(6,391)	(1,020)
Net increase (decrease) in net assets from contract transactions	4,905	2,313	(6,338)	(5,448)
Total increase (decrease) in net assets	3,774	11	(5,215)	(29,843)
Net Assets at December 31, 2015	$44,767	$42,917	$8,652	$359,735

See accompanying notes.

36

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product D
	Columbia VP			Federated
	Small Company	Deutsche Global	Deutsche Global	Managed Tail
	Growth Fund -	Small Cap VIP -	Growth VIP -	Risk Fund II -
	Class 2	Class A	Class A	Primary Shares

Net assets at January 1, 2014	$20,471	$21,091	$31,003	$44,359

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	196	324	793
Net realized gain (loss) on investments	2,414	4,298	2,380	7,937
Change in unrealized appreciation/depreciation of investments	(3,783)	(5,096)	(2,376)	(9,138)
Net increase (decrease) in net assets from operations	(1,369)	(602)	328	(408)
Contract transactions:
Transfers of net premiums	3,261	6,244	6,699	8,782
Transfers of surrenders and death benefits	(5,603)	(8,313)	(10,209)	(2,800)
Transfers of policy loans	(1,392)	(144)	(1,581)	(531)
Transfers of cost of insurance and other charges	(2,673)	(3,844)	(4,536)	(6,139)
Transfers between subaccounts, including Declared Interest Option account	(282)	1,011	(954)	(1,672)
Net increase (decrease) in net assets from contract transactions	(6,689)	(5,046)	(10,581)	(2,360)
Total increase (decrease) in net assets	(8,058)	(5,648)	(10,253)	(2,768)
Net Assets at December 31, 2014	$12,413	$15,443	$20,750	$41,591

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	170	183	696
Net realized gain (loss) on investments	1,074	1,613	412	(4,468)
Change in unrealized appreciation/depreciation of investments	(617)	(1,692)	(1,035)	1,389
Net increase (decrease) in net assets from operations	457	91	(440)	(2,383)
Contract transactions:
Transfers of net premiums	2,272	6,722	4,418	7,302
Transfers of surrenders and death benefits	—	(784)	—	(180)
Transfers of policy loans	(46)	—	(60)	(600)
Transfers of cost of insurance and other charges	(1,982)	(3,221)	(3,427)	(5,374)
Transfers between subaccounts, including Declared Interest Option account	(97)	(158)	2,770	(13,102)
Net increase (decrease) in net assets from contract transactions	147	2,559	3,701	(11,954)
Total increase (decrease) in net assets	604	2,650	3,261	(14,337)
Net Assets at December 31, 2015	$13,017	$18,093	$24,011	$27,254

See accompanying notes.

37

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product D
			Federated	Fidelity® VIP
	Federated		Quality Bond	Contrafund®
	Managed	Federated Prime	Fund II -	Portfolio -
	Volatility Fund II	Money Fund II	Primary Shares	Service Class 2

Net assets at January 1, 2014	$108,029	$6,466	$744,856	$1,010,535

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4,095	—	28,281	7,945
Net realized gain (loss) on investments	11,585	—	804	55,138
Change in unrealized appreciation/depreciation of investments	(10,181)	—	(591)	52,705
Net increase (decrease) in net assets from operations	5,499	—	28,494	115,788
Contract transactions:
Transfers of net premiums	26,009	669	170,491	195,888
Transfers of surrenders and death benefits	(66)	—	(39,777)	(33,249)
Transfers of policy loans	(382)	—	(2,632)	(5,621)
Transfers of cost of insurance and other charges	(17,589)	(1,154)	(102,337)	(125,698)
Transfers between subaccounts, including Declared Interest Option account	432	43,954	50,220	(45,027)
Net increase (decrease) in net assets from contract transactions	8,404	43,469	75,965	(13,707)
Total increase (decrease) in net assets	13,903	43,469	104,459	102,081
Net Assets at December 31, 2014	$121,932	$49,935	$849,315	$1,112,616

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5,312	—	31,680	8,570
Net realized gain (loss) on investments	1,886	—	(394)	144,992
Change in unrealized appreciation/depreciation of investments	(16,705)	—	(33,620)	(147,103)
Net increase (decrease) in net assets from operations	(9,507)	—	(2,334)	6,459
Contract transactions:
Transfers of net premiums	24,418	10,416	144,857	176,805
Transfers of surrenders and death benefits	(190)	—	(63,527)	(52,836)
Transfers of policy loans	(4,520)	(547)	(6,502)	(9,963)
Transfers of cost of insurance and other charges	(15,824)	(7,206)	(101,306)	(121,540)
Transfers between subaccounts, including Declared Interest Option account	380	(14,867)	36,047	(73,084)
Net increase (decrease) in net assets from contract transactions	4,264	(12,204)	9,569	(80,618)
Total increase (decrease) in net assets	(5,243)	(12,204)	7,235	(74,159)
Net Assets at December 31, 2015	$116,689	$37,731	$856,550	$1,038,457

See accompanying notes.

38

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product D
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Growth	High Income	Index 500	Mid Cap
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Service Class 2	Service Class 2	Service Class 2	Service Class 2

Net assets at January 1, 2014	$31,900	$358,045	$87,951	$497,063

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	22,670	1,281	99
Net realized gain (loss) on investments	3,424	330	5,183	19,474
Change in unrealized appreciation/depreciation of investments	10,503	(20,417)	3,747	10,019
Net increase (decrease) in net assets from operations	13,927	2,583	10,211	29,592
Contract transactions:
Transfers of net premiums	16,515	80,875	12,148	88,985
Transfers of surrenders and death benefits	(981)	(16,655)	(494)	(15,370)
Transfers of policy loans	(435)	(1,487)	—	(1,731)
Transfers of cost of insurance and other charges	(10,484)	(48,299)	(9,281)	(57,586)
Transfers between subaccounts, including Declared Interest Option account	769,179	14,275	(9,093)	(18,156)
Net increase (decrease) in net assets from contract transactions	773,794	28,709	(6,720)	(3,858)
Total increase (decrease) in net assets	787,721	31,292	3,491	25,734
Net Assets at December 31, 2014	$819,621	$389,337	$91,442	$522,797

Increase (decrease) in net assets
Operations:
Net investment income (loss)	250	25,991	1,901	1,310
Net realized gain (loss) on investments	39,536	(2,498)	4,657	66,863
Change in unrealized appreciation/depreciation of investments	13,428	(38,834)	(5,735)	(75,789)
Net increase (decrease) in net assets from operations	53,214	(15,341)	823	(7,616)
Contract transactions:
Transfers of net premiums	124,697	70,315	10,998	81,476
Transfers of surrenders and death benefits	(46,157)	(26,685)	(4,049)	(26,645)
Transfers of policy loans	(11,217)	(4,191)	(2,514)	(4,439)
Transfers of cost of insurance and other charges	(90,690)	(46,702)	(9,377)	(55,729)
Transfers between subaccounts, including Declared Interest Option account	(76,969)	9,773	17,296	(17,083)
Net increase (decrease) in net assets from contract transactions	(100,336)	2,510	12,354	(22,420)
Total increase (decrease) in net assets	(47,122)	(12,831)	13,177	(30,036)
Net Assets at December 31, 2015	$772,499	$376,506	$104,619	$492,761

See accompanying notes.

39

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product D
	Fidelity® VIP			Franklin U.S.
	Real Estate	Franklin Mutual	Franklin Small	Government
	Portfolio -	Shares VIP	Cap Value VIP	Securities VIP
	Service Class 2	Fund - Class 2	Fund - Class 2	Fund - Class 2

Net assets at January 1, 2014	$279,998	$984,835	$53,532	$736,481

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5,722	20,357	342	21,983
Net realized gain (loss) on investments	28,072	22,020	6,050	(4,660)
Change in unrealized appreciation/depreciation of investments	53,263	26,515	(6,143)	8,635
Net increase (decrease) in net assets from operations	87,057	68,892	249	25,958
Contract transactions:
Transfers of net premiums	66,655	196,831	7,795	170,506
Transfers of surrenders and death benefits	(14,490)	(41,704)	(2,156)	(37,295)
Transfers of policy loans	(1,724)	(4,098)	(61)	(2,582)
Transfers of cost of insurance and other charges	(40,351)	(122,403)	(5,922)	(100,477)
Transfers between subaccounts, including Declared Interest Option account	16,264	(56,563)	1,152	39,773
Net increase (decrease) in net assets from contract transactions	26,354	(27,937)	808	69,925
Total increase (decrease) in net assets	113,411	40,955	1,057	95,883
Net Assets at December 31, 2014	$393,409	$1,025,790	$54,589	$832,364

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,517	31,567	340	20,844
Net realized gain (loss) on investments	19,931	82,315	9,022	(6,109)
Change in unrealized appreciation/depreciation of investments	(13,689)	(164,142)	(13,424)	(10,920)
Net increase (decrease) in net assets from operations	12,759	(50,260)	(4,062)	3,815
Contract transactions:
Transfers of net premiums	59,672	172,361	8,278	145,132
Transfers of surrenders and death benefits	(18,191)	(56,086)	(393)	(63,610)
Transfers of policy loans	(3,940)	(10,347)	(716)	(6,551)
Transfers of cost of insurance and other charges	(42,305)	(115,173)	(5,928)	(98,783)
Transfers between subaccounts, including Declared Interest Option account	(15,652)	(2,456)	(62)	17,927
Net increase (decrease) in net assets from contract transactions	(20,416)	(11,701)	1,179	(5,885)
Total increase (decrease) in net assets	(7,657)	(61,961)	(2,883)	(2,070)
Net Assets at December 31, 2015	$385,752	$963,829	$51,706	$830,294

See accompanying notes.

40

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product D
	Templeton	J.P. Morgan Ins.	J.P. Morgan Ins.
	Global Bond	Trust Intrepid	Trust Small Cap	T. Rowe Price
	VIP Fund -	Mid Cap	Core Portfolio -	Equity Income
	Class 2	Portfolio - Class 1	Class 2	Portfolio

Net assets at January 1, 2014	$332,791	$647,156	$41,104	$294,863

Increase (decrease) in net assets
Operations:
Net investment income (loss)	18,943	3,970	—	5,422
Net realized gain (loss) on investments	(80)	115,817	5,180	6,939
Change in unrealized appreciation/depreciation of investments	(12,795)	(22,740)	(1,032)	9,955
Net increase (decrease) in net assets from operations	6,068	97,047	4,148	22,316
Contract transactions:
Transfers of net premiums	78,023	123,306	7,620	55,523
Transfers of surrenders and death benefits	(15,003)	(27,531)	—	(7,065)
Transfers of policy loans	(1,285)	(2,574)	(134)	(2,934)
Transfers of cost of insurance and other charges	(45,306)	(80,076)	(4,872)	(35,501)
Transfers between subaccounts, including Declared Interest Option account	27,491	(55,299)	202	(4,334)
Net increase (decrease) in net assets from contract transactions	43,920	(42,174)	2,816	5,689
Total increase (decrease) in net assets	49,988	54,873	6,964	28,005
Net Assets at December 31, 2014	$382,779	$702,029	$48,068	$322,868

Increase (decrease) in net assets
Operations:
Net investment income (loss)	30,112	4,240	—	5,824
Net realized gain (loss) on investments	(1,667)	123,686	6,882	14,340
Change in unrealized appreciation/depreciation of investments	(45,506)	(165,579)	(9,748)	(42,889)
Net increase (decrease) in net assets from operations	(17,061)	(37,653)	(2,866)	(22,725)
Contract transactions:
Transfers of net premiums	68,040	110,051	9,649	52,603
Transfers of surrenders and death benefits	(23,631)	(37,289)	(430)	(11,141)
Transfers of policy loans	(2,610)	(7,559)	—	(3,798)
Transfers of cost of insurance and other charges	(44,596)	(75,570)	(5,557)	(33,956)
Transfers between subaccounts, including Declared Interest Option account	14,434	(41,556)	(1,320)	4,763
Net increase (decrease) in net assets from contract transactions	11,637	(51,923)	2,342	8,471
Total increase (decrease) in net assets	(5,424)	(89,576)	(524)	(14,254)
Net Assets at December 31, 2015	$377,355	$612,453	$47,544	$308,614

See accompanying notes.

41

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31, 2015 and 2014

	Product D
		T. Rowe Price
	T. Rowe Price	Personal
	New America	Strategy	T. Rowe Price
	Growth	Balanced	International
	Portfolio	Portfolio	Stock Portfolio

Net assets at January 1, 2014	$51,399	$35,893	$1,008,116

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	637	11,253
Net realized gain (loss) on investments	10,244	3,259	23,974
Change in unrealized appreciation/depreciation of investments	(5,243)	(1,976)	(48,646)
Net increase (decrease) in net assets from operations	5,001	1,920	(13,419)
Contract transactions:
Transfers of net premiums	8,191	7,531	207,260
Transfers of surrenders and death benefits	(8,954)	—	(45,376)
Transfers of policy loans	(51)	—	(3,889)
Transfers of cost of insurance and other charges	(5,832)	(4,706)	(126,294)
Transfers between subaccounts, including Declared Interest Option account	2,444	1	2,898
Net increase (decrease) in net assets from contract transactions	(4,202)	2,826	34,599
Total increase (decrease) in net assets	799	4,746	21,180
Net Assets at December 31, 2014	$52,198	$40,639	$1,029,296

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	683	10,127
Net realized gain (loss) on investments	8,018	4,367	42,636
Change in unrealized appreciation/depreciation of investments	(3,461)	(4,954)	(63,108)
Net increase (decrease) in net assets from operations	4,557	96	(10,345)
Contract transactions:
Transfers of net premiums	10,377	8,570	182,323
Transfers of surrenders and death benefits	(906)	(4,468)	(59,933)
Transfers of policy loans	(788)	—	(12,312)
Transfers of cost of insurance and other charges	(5,709)	(4,885)	(120,184)
Transfers between subaccounts, including Declared Interest Option account	12,234	6	10,062
Net increase (decrease) in net assets from contract transactions	15,208	(777)	(44)
Total increase (decrease) in net assets	19,765	(681)	(10,389)
Net Assets at December 31, 2015	$71,963	$39,958	$1,018,907

See accompanying notes.

42

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2015

1.   Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. During 2010, the Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty-three investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A, B & C
American Century VP Inflation Protection Bond Fund	A, B & C
American Century VP Mid Cap Value Fund	A, B & C
American Century VP Ultra® Fund	A, B & C
American Century VP Value Fund	A, B & C
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	D
Calvert VP NASDAQ-100 Index Portfolio	A, B, C & D
Calvert VP Russell 2000 Small Cap Index Portfolio	A, B & C
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	D
Calvert VP S&P MidCap 400 Index Portfolio	A, B & C
Calvert VP S&P MidCap 400 Index Portfolio - Class F	D
Columbia Variable Products, Inc.
Columbia VP Mid Cap Value Fund - Class 1 (1)	D
Columbia VP Select International Equity Fund - Class 1 (1)	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche Variable Series I
Deutsche Global Small Cap VIP - Class A	D
Deutsche Variable Series II
Deutsche Global Growth VIP - Class A	D
Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Socially Responsible Growth Fund - Service Class	A, B & C

43

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Dreyfus Variable Investment Fund
Dreyfus VIF Appreciation Portfolio - Initial Class	A, B & C
Dreyfus VIF Growth & Income Portfolio - Initial Class	A, B & C
Dreyfus VIF International Equity Portfolio - Initial Class	A, B & C
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	A, B & C
Federated Insurance Series
Federated Managed Tail Risk Fund II - Primary Shares	A, B, C & D
Federated Managed Volatility Fund II	A, B, C & D
Federated Prime Money Fund II	A, B, C & D
Federated Quality Bond Fund II - Primary Shares	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
J.P. Morgan Insurance Trust
J.P. Morgan Ins. Trust Intrepid Mid Cap Portfolio - Class 1	D
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price New America Growth Portfolio	A, B, C & D
T. Rowe Price Personal Strategy Balanced Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

44

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(1)         The names of certain investment options changed during the year. The following is a summary of current and former names for those investment options.

Current Name	Former Name
Columbia Variable Products, Inc.	Columbia Variable Products, Inc.
Columbia VP Mid Cap Value Fund — Class 1	Columbia VP Mid Cap Value Opportunity Fund — Class 1
Columbia VP Select International Equity Fund — Class 1	Columbia VP International Opportunity Fund — Class 1

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2015, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers between Level 1, Level 2 or Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Payable to Farm Bureau Life Insurance Company

The amounts payable to Farm Bureau Life Insurance Company represent net investment purchases and redemptions that have not been remitted to or by the Account.

2.   Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

45

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter through the cancellation of subaccount units. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3 and $15 for Products A, B, C and D, respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 of the Specified Amount or increase in the Specified Amount for the first ten policy years. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3.   Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

46

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4.   Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2015:

	Cost of	Proceeds
Subaccount	Purchases	from Sales
Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$228,207	$106,483
American Century VP Inflation Protection Bond Fund	14,837	38,848
American Century VP Mid Cap Value Fund	34,099	9,642
American Century VP Ultra® Fund	246,535	99,658
American Century VP Value Fund	173,184	162,630

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	170,592	141,919
Calvert VP Russell 2000 Small Cap Index Portfolio	160,497	319,868
Calvert VP S&P MidCap 400 Index Portfolio	171,124	338,658

Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Fund - Service Class	134,013	25,342

Dreyfus Variable Investment Fund:
Dreyfus VIF Appreciation Portfolio - Initial Class	344,044	191,103
Dreyfus VIF Growth & Income Portfolio - Initial Class	120,830	88,382
Dreyfus VIF International Equity Portfolio - Initial Class	314,574	331,599
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	79,233	118,934

Federated Insurance Series:
Federated Managed Tail Risk Fund II - Primary Shares	1,858,101	4,873,243
Federated Managed Volatility Fund II	2,343,294	3,659,749
Federated Prime Money Fund II	85,716	107,764
Federated Quality Bond Fund II - Primary Shares	1,256,752	1,814,131

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,747,542	1,652,279
Fidelity® VIP Growth & Income Portfolio - Initial Class	580,635	484,264
Fidelity® VIP Growth Portfolio - Initial Class	905,723	1,441,965
Fidelity® VIP High Income Portfolio - Service Class 2	500,118	257,592
Fidelity® VIP Index 500 Portfolio - Initial Class	561,624	1,236,833
Fidelity® VIP Mid Cap Portfolio - Service Class 2	946,188	518,002
Fidelity® VIP Overseas Portfolio - Initial Class	164,649	333,986

47

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales
Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$208,907	$225,531
Franklin Mutual Shares VIP Fund - Class 2	451,665	303,712
Franklin Small Cap Value VIP Fund - Class 2	494,848	213,677
Franklin Small-Mid Cap Growth VIP Fund - Class 2	724,778	264,625
Franklin U.S. Government Securities VIP Fund - Class 2	475,574	272,514
Templeton Growth VIP Fund - Class 2	165,514	113,302

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	607,632	366,872
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	227,512	180,236

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	403,753	441,839
T. Rowe Price Mid-Cap Growth Portfolio	1,923,073	1,023,288
T. Rowe Price New America Growth Portfolio	790,062	394,876
T. Rowe Price Personal Strategy Balanced Portfolio	975,683	648,048

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	425,532	304,069

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$4,104	$1,838
Calvert VP NASDAQ-100 Index Portfolio	18,666	38,466
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	17,777	8,462
Calvert VP S&P MidCap 400 Index Portfolio - Class F	13,385	7,730

Columbia Variable Products, Inc.:
Columbia VP Mid Cap Value Fund - Class 1	8,682	6,369
Columbia VP Select International Equity Fund - Class 1	1,807	8,036
Columbia VP Small Cap Value Fund - Class 2	72,285	50,206
Columbia VP Small Company Growth Fund - Class 2	2,436	1,602

Deutsche Variable Series I:
Deutsche Global Small Cap VIP - Class A	7,731	3,154

Deutsche Variable Series II:
Deutsche Global Growth VIP - Class A	6,756	2,872

Federated Insurance Series:
Federated Managed Tail Risk Fund II - Primary Shares	5,947	17,147
Federated Managed Volatility Fund II	25,660	15,514
Federated Prime Money Fund II	8,167	20,371
Federated Quality Bond Fund II - Primary Shares	163,124	121,875

48

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$196,627	$168,509
Fidelity® VIP Growth Portfolio - Service Class 2	84,413	158,766
Fidelity® VIP High Income Portfolio - Service Class 2	79,172	50,671
Fidelity® VIP Index 500 Portfolio - Service Class 2	26,513	12,198
Fidelity® VIP Mid Cap Portfolio - Service Class 2	110,850	68,933
Fidelity® VIP Real Estate Portfolio - Service Class 2	43,686	49,051

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	202,067	112,551
Franklin Small Cap Value VIP Fund - Class 2	14,460	5,116
Franklin U.S. Government Securities VIP Fund - Class 2	131,196	116,237
Templeton Global Bond VIP Fund - Class 2	90,382	46,677

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Intrepid Mid Cap Portfolio - Class 1	157,366	110,287
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	13,679	6,225

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	49,944	28,710
T. Rowe Price New America Growth Portfolio	27,901	5,787
T. Rowe Price Personal Strategy Balanced Portfolio	9,545	6,762

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	149,855	119,517

49

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5.     Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2015 and 2014:

	Period Ended December 31,
	2015			2014
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	5,368	3,844	1,524	3,135	6,124	(2,989)
American Century VP Inflation Protection Bond Fund	823	2,740	(1,917)	713	2,601	(1,888)
American Century VP Mid Cap Value Fund	1,074	368	706	1,092	424	668
American Century VP Ultra® Fund	6,104	4,185	1,919	3,229	6,569	(3,340)
American Century VP Value Fund	8,235	8,727	(492)	7,827	17,074	(9,247)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	3,688	3,501	187	2,228	7,162	(4,934)
Calvert VP Russell 2000 Small Cap Index Portfolio	3,180	11,051	(7,871)	5,292	15,269	(9,977)
Calvert VP S&P MidCap 400 Index Portfolio	3,575	9,645	(6,070)	5,316	13,118	(7,802)

Dreyfus Socially Responsible Growth Fund, Inc.:
Dreyfus Socially Responsible Growth Fund - Service Class	5,212	1,241	3,971	685	1,213	(528)

Dreyfus Variable Investment Fund:
Dreyfus VIF Appreciation Portfolio - Initial Class	8,531	8,295	236	8,204	14,824	(6,620)
Dreyfus VIF Growth & Income Portfolio - Initial Class	1,873	4,066	(2,193)	1,996	3,198	(1,202)
Dreyfus VIF International Equity Portfolio - Initial Class	10,752	13,654	(2,902)	4,439	4,773	(334)
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class	3,196	5,680	(2,484)	3,860	6,814	(2,954)

Federated Insurance Series:
Federated Managed Tail Risk Fund II - Primary Shares	52,119	375,735	(323,616)	54,550	400,314	(345,764)
Federated Managed Volatility Fund II	25,334	242,432	(217,098)	28,596	241,289	(212,693)
Federated Prime Money Fund II	8,878	10,140	(1,262)	9,703	15,197	(5,494)
Federated Quality Bond Fund II - Primary Shares	36,977	146,236	(109,259)	54,869	149,680	(94,811)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	22,962	55,808	(32,846)	15,370	59,609	(44,239)
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,882	24,346	(16,464)	8,348	23,365	(15,017)
Fidelity® VIP Growth Portfolio - Initial Class	14,893	75,780	(60,887)	18,916	65,509	(46,593)
Fidelity® VIP High Income Portfolio - Service Class 2	12,493	9,516	2,977	14,190	13,842	348
Fidelity® VIP Index 500 Portfolio - Initial Class	13,665	62,606	(48,941)	22,917	71,535	(48,618)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	5,414	12,743	(7,329)	6,071	13,573	(7,502)
Fidelity® VIP Overseas Portfolio - Initial Class	6,672	18,639	(11,967)	7,698	17,492	(9,794)

50

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2015			2014
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	6,538	10,421	(3,883)	7,766	10,419	(2,653)
Franklin Mutual Shares VIP Fund - Class 2	7,510	13,052	(5,542)	7,840	14,417	(6,577)
Franklin Small Cap Value VIP Fund - Class 2	2,681	5,557	(2,876)	2,784	6,400	(3,616)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	7,249	10,316	(3,067)	4,125	8,211	(4,086)
Franklin U.S. Government Securities VIP Fund - Class 2	25,196	15,935	9,261	27,957	25,792	2,165
Templeton Growth VIP Fund - Class 2	6,709	5,360	1,349	2,815	7,150	(4,335)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	6,591	8,528	(1,937)	5,344	11,453	(6,109)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	2,085	5,825	(3,740)	2,617	6,518	(3,901)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	7,806	18,273	(10,467)	14,244	21,325	(7,081)
T. Rowe Price Mid-Cap Growth Portfolio	4,864	21,699	(16,835)	3,819	21,808	(17,989)
T. Rowe Price New America Growth Portfolio	10,074	17,109	(7,035)	6,453	18,154	(11,701)
T. Rowe Price Personal Strategy Balanced Portfolio	7,516	24,165	(16,649)	13,764	23,344	(9,580)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	20,413	18,120	2,293	19,881	31,253	(11,372)

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	369	163	206	418	823	(405)
Calvert VP NASDAQ-100 Index Portfolio	662	1,506	(844)	614	348	266
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	923	476	447	445	230	215
Calvert VP S&P MidCap 400 Index Portfolio - Class F	649	385	264	280	189	91

Columbia Variable Products, Inc.:
Columbia VP Mid Cap Value Fund - Class 1	483	358	125	531	790	(259)
Columbia VP Select International Equity Fund - Class 1	133	607	(474)	428	579	(151)
Columbia VP Small Cap Value Fund - Class 2	2,657	2,989	(332)	2,369	3,129	(760)
Columbia VP Small Company Growth Fund - Class 2	111	100	11	181	655	(474)

Deutsche Variable Series I:
Deutsche Global Small Cap VIP - Class A	357	199	158	387	697	(310)

Deutsche Variable Series II:
Deutsche Global Growth VIP - Class A	517	228	289	449	1,285	(836)

Federated Insurance Series:
Federated Managed Tail Risk Fund II - Primary Shares	442	1,485	(1,043)	544	740	(196)
Federated Managed Volatility Fund II	1,388	1,089	299	2,098	1,424	674
Federated Prime Money Fund II	816	2,037	(1,221)	4,507	161	4,346
Federated Quality Bond Fund II - Primary Shares	11,466	10,645	821	14,112	7,397	6,715

51

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2015			2014
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4,712	8,998	(4,286)	5,865	6,722	(857)
Fidelity® VIP Growth Portfolio - Service Class 2	3,192	8,769	(5,577)	45,479	400	45,079
Fidelity® VIP High Income Portfolio - Service Class 2	3,341	3,192	149	4,071	2,261	1,810
Fidelity® VIP Index 500 Portfolio - Service Class 2	1,315	656	659	484	932	(448)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,588	3,847	(1,259)	2,972	3,217	(245)
Fidelity® VIP Real Estate Portfolio - Service Class 2	1,545	2,671	(1,126)	3,430	1,797	1,633

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	6,305	7,054	(749)	6,701	8,538	(1,837)
Franklin Small Cap Value VIP Fund - Class 2	359	290	69	385	344	41
Franklin U.S. Government Securities VIP Fund - Class 2	8,739	9,216	(477)	12,920	7,273	5,647
Templeton Global Bond VIP Fund - Class 2	3,560	2,861	699	4,733	2,074	2,659

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Intrepid Mid Cap Portfolio - Class 1	1,832	3,424	(1,592)	2,117	3,598	(1,481)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	418	307	111	405	251	154

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	2,177	1,694	483	1,904	1,546	358
T. Rowe Price New America Growth Portfolio	947	265	682	480	674	(194)
T. Rowe Price Personal Strategy Balanced Portfolio	362	403	(41)	319	142	177

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	9,265	9,357	(92)	10,221	7,467	2,754

52

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6.   Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2015, 2014, 2013, 2012 and 2011, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
American Century VP Capital Appreciation Fund:
2015	65,470	$23.14	$1,514,728	—%	0.90%	1.05%
2014	63,946	22.90	1,464,546	—	0.90	7.06
2013	66,935	21.39	1,431,550	—	0.90	29.01
2012	71,609	16.58	1,187,015	—	0.90	14.58
2011	76,676	14.47	1,109,239	—	0.90	(8.71)
American Century VP Inflation Protection Bond Fund:
2015	10,646	13.29	141,449	2.41	0.90	(3.13)
2014	12,563	13.72	172,347	1.46	0.90	2.69
2013	14,451	13.36	193,124	1.86	0.90	(9.05)
2012	13,342	14.69	196,006	2.74	0.90	6.60
2011	10,379	13.78	143,059	4.21	0.90	11.04
American Century VP Mid Cap Value Fund:
2015	8,798	21.28	187,253	1.65	0.90	(2.34)
2014	8,092	21.79	176,321	1.19	0.90	15.41
2013	7,424	18.88	140,178	1.20	0.90	28.96
2012	8,230	14.64	120,492	2.03	0.90	15.28
2011	8,575	12.70	108,891	1.34	0.90	(1.55)
American Century VP Ultra® Fund:
2015	56,916	21.28	1,211,273	0.44	0.90	5.29
2014	54,997	20.21	1,111,316	0.38	0.90	9.07
2013	58,337	18.53	1,081,264	0.53	0.90	35.85
2012	60,018	13.64	818,787	—	0.90	12.91
2011	62,530	12.08	755,530	—	0.90	0.17
American Century VP Value Fund:
2015	96,533	16.34	1,577,501	2.14	0.90	(4.78)
2014	97,025	17.16	1,664,551	1.55	0.90	12.08
2013	106,272	15.31	1,626,703	1.66	0.90	30.63
2012	109,452	11.72	1,283,223	2.20	0.90	13.57
2011	13,384	10.32	138,188	2.04	0.90	0.10
Calvert VP NASDAQ-100 Index Portfolio:
2015	68,591	35.90	2,462,069	0.05	0.90	8.10
2014	68,404	33.21	2,271,407	1.18	0.90	17.64
2013	73,338	28.23	2,070,541	0.79	0.90	34.81
2012	82,319	20.94	1,723,449	0.66	0.90	16.59
2011	87,142	17.96	1,565,084	0.28	0.90	2.10

53

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Calvert VP Russell 2000 Small Cap Index Portfolio:
2015	94,364	$25.49	$2,405,653	0.14%	0.90%	(6.04)%
2014	102,235	27.13	2,774,004	0.55	0.90	3.20
2013	112,212	26.29	2,949,563	0.75	0.90	36.71
2012	121,231	19.23	2,331,556	0.98	0.90	14.46
2011	126,535	16.80	2,125,915	0.51	0.90	(5.72)
Calvert VP S&P MidCap 400 Index Portfolio:
2015	103,034	30.47	3,139,138	0.09	0.90	(3.55)
2014	109,104	31.59	3,446,570	0.97	0.90	8.30
2013	116,906	29.17	3,410,429	0.91	0.90	31.63
2012	123,429	22.16	2,735,091	0.96	0.90	16.26
2011	130,150	19.06	2,480,648	0.67	0.90	(3.10)
Dreyfus Socially Responsible Growth Fund - Service Class:
2015	23,407	17.20	402,523	0.75	0.90	(4.28)
2014	19,436	17.97	349,191	0.85	0.90	12.17
2013	19,964	16.02	319,868	1.08	0.90	32.84
2012	23,644	12.06	285,247	0.57	0.90	10.64
2011	27,081	10.90	295,124	0.67	0.90	(0.18)
Dreyfus VIF Appreciation Portfolio - Initial Class:
2015	136,047	19.52	2,655,702	1.71	0.90	(3.37)
2014	135,811	20.20	2,742,801	1.85	0.90	7.16
2013	142,431	18.85	2,684,990	1.96	0.90	19.99
2012	143,473	15.71	2,253,335	3.45	0.90	9.48
2011	109,853	14.35	1,576,426	1.70	0.90	8.06
Dreyfus VIF Growth & Income Portfolio - Initial Class:
2015	41,518	19.70	818,038	0.85	0.90	0.66
2014	43,711	19.57	855,483	0.79	0.90	9.09
2013	44,913	17.94	805,700	0.91	0.90	35.60
2012	45,009	13.23	595,561	1.46	0.90	16.98
2011	45,758	11.31	517,396	1.27	0.90	(3.66)
Dreyfus VIF International Equity Portfolio - Initial Class:
2015	86,009	22.59	1,943,329	3.33	0.90	0.44
2014	88,911	22.49	1,999,535	2.25	0.90	(3.52)
2013	89,245	23.31	2,080,205	2.82	0.90	16.67
2012	91,670	19.98	1,831,112	0.56	0.90	22.05
2011	185,099	16.37	3,029,199	2.41	0.90	(15.40)
Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class:
2015	70,423	17.79	1,252,792	—	0.90	(3.16)
2014	72,907	18.37	1,339,238	—	0.90	0.71
2013	75,861	18.24	1,383,944	—	0.90	47.22
2012	79,087	12.39	979,912	—	0.90	19.48
2011	82,673	10.37	857,250	0.41	0.90	(14.58)

54

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Managed Tail Risk Fund II - Primary Shares:
2015	5,931,272	$10.72	$63,608,094	1.68%	0.90%	(7.35)%
2014	6,254,888	11.57	72,369,685	1.74	0.90	(1.87)
2013	6,600,652	11.79	77,809,495	0.99	0.90	15.48
2012	6,958,398	10.21	71,069,711	0.55	0.90	9.20
2011 (D)	7,514,110	9.35	70,285,725	—	0.90	(6.50)
Federated Managed Volatility Fund II:
2015	2,921,461	12.76	37,268,108	4.36	0.90	(8.33)
2014	3,138,559	13.92	43,702,855	3.27	0.90	2.96
2013	3,351,252	13.52	45,310,744	2.88	0.90	20.61
2012	3,574,809	11.21	40,056,600	2.97	0.90	12.55
2011 (D)	3,830,088	9.96	38,135,777	—	0.90	(0.40)
Federated Prime Money Fund II:
2015	113,618	9.61	1,091,622	—	0.90	(0.83)
2014	114,880	9.69	1,113,670	—	0.90	(0.92)
2013	120,374	9.78	1,177,441	—	0.90	(0.91)
2012	131,852	9.87	1,301,317	—	0.90	(0.90)
2011 (D)	136,656	9.96	1,360,940	—	0.90	(0.40)
Federated Quality Bond Fund II - Primary Shares:
2015	1,968,801	10.88	21,415,744	3.78	0.90	(1.09)
2014	2,078,060	11.00	22,863,135	3.73	0.90	2.80
2013	2,172,871	10.70	23,239,553	4.19	0.90	0.19
2012	2,257,528	10.68	24,112,569	4.08	0.90	8.76
2011 (D)	2,421,583	9.82	23,785,285	—	0.90	(1.80)
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2015	816,786	25.69	20,983,282	1.03	0.90	(0.23)
2014	849,632	25.75	21,877,597	0.96	0.90	10.94
2013	893,871	23.21	20,744,631	—	0.90	30.10
2012	905,912	17.84	16,156,976	1.35	0.90	15.39
2011	942,878	15.46	14,574,766	1.01	0.90	(3.37)
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2015	347,485	17.10	5,943,059	2.11	0.90	(3.17)
2014	363,949	17.66	6,427,049	1.80	0.90	9.49
2013	378,966	16.13	6,112,034	1.90	0.90	32.43
2012	395,193	12.18	4,814,643	2.25	0.90	17.45
2011	418,776	10.37	4,341,737	1.80	0.90	0.78
Fidelity® VIP Growth Portfolio - Initial Class:
2015	1,145,926	17.11	19,603,734	0.26	0.90	6.21
2014	1,206,813	16.11	19,437,103	0.19	0.90	10.34
2013	1,253,406	14.60	18,300,338	0.30	0.90	35.19
2012	1,291,450	10.80	13,953,506	0.60	0.90	13.56
2011	1,352,681	9.51	12,857,806	0.37	0.90	(0.63)

55

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP High Income Portfolio - Service Class 2:
2015	129,966	$22.60	$2,936,757	6.51%	0.90%	(4.72)%
2014	126,989	23.72	3,011,796	5.63	0.90	—
2013	126,641	23.72	3,003,396	5.88	0.90	4.77
2012	123,235	22.64	2,789,918	7.99	0.90	12.97
2011	64,144	20.04	1,285,609	6.95	0.90	2.77
Fidelity® VIP Index 500 Portfolio - Initial Class:
2015	871,437	17.50	15,246,830	1.98	0.90	0.46
2014	920,378	17.42	16,034,691	1.65	0.90	12.53
2013	968,996	15.48	14,997,309	1.92	0.90	31.08
2012	1,005,170	11.81	11,869,169	2.11	0.90	14.88
2011	1,050,175	10.28	10,794,163	1.97	0.90	1.18
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2015	164,760	34.68	5,714,136	0.25	0.90	(2.50)
2014	172,089	35.57	6,122,014	0.02	0.90	5.08
2013	179,591	33.85	6,079,398	0.29	0.90	34.65
2012	162,254	25.14	4,078,523	0.39	0.90	13.55
2011	174,543	22.14	3,864,151	0.02	0.90	(11.65)
Fidelity® VIP Overseas Portfolio - Initial Class:
2015	253,148	15.55	3,937,437	1.34	0.90	2.64
2014	265,115	15.15	4,015,182	1.35	0.90	(8.84)
2013	274,909	16.62	4,570,139	1.41	0.90	29.24
2012	283,817	12.86	3,649,581	1.98	0.90	19.63
2011	295,778	10.75	3,178,323	1.40	0.90	(17.88)
Franklin Global Real Estate VIP Fund - Class 2:
2015	127,961	19.36	2,477,271	3.20	0.90	(0.31)
2014	131,844	19.42	2,560,858	0.45	0.90	13.97
2013	134,497	17.04	2,291,736	4.55	0.90	1.43
2012	138,628	16.80	2,329,443	—	0.90	26.22
2011	146,600	13.31	1,950,724	7.75	0.90	(6.47)
Franklin Mutual Shares VIP Fund - Class 2:
2015	133,532	20.23	2,701,298	3.09	0.90	(5.78)
2014	139,074	21.47	2,986,284	2.02	0.90	6.18
2013	145,651	20.22	2,945,707	2.48	0.90	27.09
2012	78,329	15.91	1,246,159	2.08	0.90	13.24
2011	84,609	14.05	1,188,856	2.33	0.90	(1.95)
Franklin Small Cap Value VIP Fund - Class 2:
2015	76,770	32.06	2,461,029	0.63	0.90	(8.22)
2014	79,646	34.93	2,781,766	0.62	0.90	(0.31)
2013	83,262	35.04	2,917,541	1.29	0.90	35.03
2012	87,560	25.95	2,272,097	0.89	0.90	17.31
2011	135,193	22.12	2,989,912	0.67	0.90	(4.57)

56

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2015	101,565	$21.79	$2,213,415	—%	0.90%	(3.54)%
2014	104,632	22.59	2,363,686	—	0.90	6.51
2013	108,718	21.21	2,305,652	—	0.90	36.93
2012	127,770	15.49	1,978,804	—	0.90	9.86
2011	96,267	14.10	1,357,087	—	0.90	(5.62)
Franklin U.S. Government Securities VIP Fund - Class 2:
2015	281,257	14.74	4,146,300	2.51	0.90	(0.41)
2014	271,996	14.80	4,026,733	2.68	0.90	2.42
2013	269,831	14.45	3,898,657	2.83	0.90	(3.09)
2012	259,763	14.91	3,873,681	2.68	0.90	0.95
2011	277,769	14.77	4,102,222	3.19	0.90	4.75
Templeton Growth VIP Fund - Class 2:
2015	66,829	17.98	1,201,323	2.65	0.90	(7.32)
2014	65,480	19.40	1,270,123	1.36	0.90	(3.67)
2013	69,815	20.14	1,405,960	2.70	0.90	29.68
2012	75,764	15.53	1,176,733	2.03	0.90	20.02
2011	80,718	12.94	1,044,821	1.09	0.90	(7.83)
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2015	112,110	36.89	4,135,578	0.97	0.90	(3.53)
2014	114,047	38.24	4,360,856	0.78	0.90	14.08
2013	120,156	33.52	4,027,090	1.09	0.90	31.14
2012	135,300	25.56	3,458,085	0.80	0.90	19.33
2011	81,722	21.42	1,750,712	1.33	0.90	1.23
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2015	58,038	26.50	1,538,248	0.14	0.90	(6.16)
2014	61,778	28.24	1,744,347	0.14	0.90	8.66
2013	65,679	25.99	1,707,266	0.55	0.90	41.02
2012	69,288	18.43	1,276,988	0.20	0.90	18.67
2011	71,605	15.53	1,112,152	0.13	0.90	(5.59)
T. Rowe Price Equity Income Portfolio:
2015	277,763	20.37	5,657,829	1.82	0.90	(7.70)
2014	288,230	22.07	6,360,133	1.75	0.90	6.46
2013	295,311	20.73	6,123,140	1.52	0.90	28.52
2012	367,293	16.13	5,923,154	2.13	0.90	16.13
2011	428,057	13.89	5,945,553	1.79	0.90	(1.56)
T. Rowe Price Mid-Cap Growth Portfolio:
2015	306,352	41.79	12,801,906	—	0.90	5.61
2014	323,187	39.57	12,787,934	—	0.90	12.13
2013	341,176	35.29	12,041,130	—	0.90	35.47
2012	357,431	26.05	9,310,738	—	0.90	12.87
2011	382,279	23.08	8,821,706	—	0.90	(2.12)

57

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price New America Growth Portfolio:
2015	299,531	$20.34	$6,093,298	—%	0.90%	7.62%
2014	306,566	18.90	5,794,389	—	0.90	8.37
2013	318,267	17.44	5,551,213	—	0.90	36.78
2012	330,160	12.75	4,209,815	0.39	0.90	12.14
2011	486,548	11.37	5,533,647	0.22	0.90	(1.98)
T. Rowe Price Personal Strategy Balanced Portfolio:
2015	388,286	22.87	8,880,689	1.72	0.90	(0.95)
2014	404,935	23.09	9,349,542	1.64	0.90	4.29
2013	414,515	22.14	9,179,272	1.51	0.90	16.83
2012	436,643	18.95	8,272,708	1.96	0.90	14.16
2011	460,708	16.60	7,648,824	2.06	0.90	(1.19)
T. Rowe Price International Stock Portfolio:
2015	327,734	13.64	4,471,638	0.94	0.90	(1.80)
2014	325,441	13.89	4,521,214	1.04	0.90	(2.11)
2013	336,813	14.19	4,780,452	0.88	0.90	12.98
2012	338,034	12.56	4,244,398	1.31	0.90	17.38
2011	319,314	10.70	3,415,614	1.86	0.90	(13.57)

Product D:
Calvert VP EAFE International Index Portfolio - Class F:
2015	1,865	$10.66	$19,880	0.03%	—%	(1.84)%
2014	1,659	10.86	18,023	1.73	—	(6.62)
2013	2,064	11.63	24,013	1.93	—	20.39
2012	2,836	9.66	27,382	0.35	—	17.09
2011	64,506	8.25	532,140	1.91	—	(12.88)
Calvert VP NASDAQ-100 Index Portfolio:
2015	3,528	26.42	93,223	0.05	—	9.08
2014	4,372	24.22	105,896	1.24	—	18.67
2013	4,106	20.41	83,815	0.77	—	36.07
2012	5,635	15.00	84,553	0.78	—	17.55
2011	5,760	12.76	73,480	0.29	—	3.07
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F:
2015	4,294	16.39	70,380	—	—	(5.42)
2014	3,847	17.33	66,649	0.35	—	3.96
2013	3,632	16.67	60,552	0.50	—	37.65
2012	3,351	12.11	40,591	0.79	—	15.22
2011	3,032	10.51	31,870	0.29	—	(5.06)
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2015	2,383	18.79	44,767	—	—	(2.89)
2014	2,119	19.35	40,993	0.62	—	9.01
2013	2,028	17.75	35,992	0.50	—	32.46
2012	1,789	13.40	23,978	0.65	—	17.03
2011	1,469	11.45	16,824	0.31	—	(2.47)

58

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Mid Cap Value Fund - Class 1:
2015	2,496	$17.19	$42,917	—%	—%	(4.98)%
2014	2,371	18.09	42,906	—	—	12.36
2013	2,630	16.10	42,350	—	—	37.84
2012	2,545	11.68	29,729	—	—	18.58
2011	20,321	9.85	200,092	1.62	—	(7.86)
Columbia VP Select International Equity Fund - Class 1:
2015	692	12.51	8,652	0.93	—	5.21
2014	1,166	11.89	13,867	1.96	—	(8.47)
2013	1,317	12.99	17,112	1.75	—	22.32
2012	1,140	10.62	12,104	1.78	—	17.87
2011	869	9.01	7,832	5.48	—	(12.78)
Columbia VP Small Cap Value Fund - Class 2:
2015	22,800	15.78	359,735	0.57	—	(6.29)
2014	23,132	16.84	389,578	0.46	—	3.06
2013	23,892	16.34	390,470	1.03	—	34.04
2012	20,654	12.19	251,838	0.03	—	11.22
2011	961	10.96	10,531	0.88	—	(6.16)
Columbia VP Small Company Growth Fund - Class 2:
2015	843	15.44	13,017	—	—	3.55
2014	832	14.91	12,413	—	—	(4.91)
2013	1,306	15.68	20,471	—	—	40.13
2012	4,948	11.19	55,385	—	—	11.68
2011	17,395	10.02	174,310	—	—	(5.83)
Deutsche Global Small Cap VIP - Class A:
2015	1,161	15.58	18,093	0.95	—	1.17
2014	1,003	15.40	15,443	0.99	—	(4.17)
2013	1,313	16.07	21,091	0.62	—	35.96
2012	1,111	11.82	13,134	0.66	—	15.43
2011	1,236	10.24	12,664	1.63	—	(9.94)
Deutsche Global Growth VIP - Class A:
2015	1,974	12.16	24,011	0.78	—	(1.22)
2014	1,685	12.31	20,750	1.14	—	0.08
2013	2,521	12.30	31,003	3.58	—	22.02
2012	53,500	10.08	539,048	1.33	—	18.59
2011	45,466	8.50	386,275	0.63	—	(14.31)
Federated Managed Tail Risk Fund II - Primary Shares:
2015	2,442	11.16	27,254	1.75	—	(6.45)
2014	3,485	11.93	41,591	1.78	—	(1.00)
2013	3,681	12.05	44,359	2.28	—	16.43
2012	25,956	10.35	268,578	0.65	—	10.22
2011 (D)	44,368	9.39	416,706	—	—	(6.10)

59

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Managed Volatility Fund II:
2015	8,787	$13.28	$116,689	4.29%	—%	(7.59)%
2014	8,488	14.37	121,932	3.25	—	3.90
2013	7,814	13.83	108,029	2.86	—	21.74
2012	7,401	11.36	84,048	2.88	—	13.60
2011 (D)	7,668	10.00	76,692	—	—	—
Federated Prime Money Fund II:
2015	3,772	10.00	37,731	—	—	—
2014	4,993	10.00	49,935	—	—	—
2013	647	10.00	6,466	—	—	—
2012	652	10.00	6,523	—	—	—
2011 (D)	4,429	10.00	44,287	—	—	—
Federated Quality Bond Fund II - Primary Shares:
2015	75,659	11.32	856,550	3.66	—	(0.26)
2014	74,838	11.35	849,315	3.49	—	3.84
2013	68,123	10.93	744,856	3.85	—	1.02
2012	57,614	10.82	623,504	4.82	—	9.74
2011 (D)	94,031	9.86	927,445	—	—	(1.40)
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2015	56,484	18.38	1,038,457	0.79	—	0.38
2014	60,770	18.31	1,112,616	0.76	—	11.65
2013	61,627	16.40	1,010,535	0.85	—	30.99
2012	64,215	12.52	804,098	2.08	—	16.14
2011	14,994	10.78	161,657	0.86	—	(2.80)
Fidelity® VIP Growth Portfolio - Service Class 2:
2015	41,538	18.60	772,499	0.03	—	6.90
2014	47,115	17.40	819,621	—	—	11.04
2013	2,036	15.67	31,900	0.05	—	36.02
2012	1,946	11.52	22,424	0.37	—	14.40
2011	1,833	10.07	18,463	0.13	—	—
Fidelity® VIP High Income Portfolio - Service Class 2:
2015	25,270	14.90	376,506	6.51	—	(3.87)
2014	25,121	15.50	389,337	5.89	—	0.91
2013	23,311	15.36	358,045	7.69	—	5.71
2012	7,326	14.53	106,453	11.19	—	13.96
2011	1,111	12.75	14,160	7.52	—	3.74
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2015	5,661	18.48	104,619	1.93	—	1.09
2014	5,002	18.28	91,442	1.51	—	13.26
2013	5,450	16.14	87,951	1.63	—	31.97
2012	4,606	12.23	56,352	1.95	—	15.60
2011	4,384	10.58	46,379	1.83	—	1.83

60

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2015	28,823	$17.10	$492,761	0.25%	—%	(1.61)%
2014	30,082	17.38	522,797	0.02	—	6.04
2013	30,327	16.39	497,063	0.37	—	35.90
2012	8,692	12.06	104,856	0.26	—	14.53
2011	15,838	10.53	166,777	0.02	—	(10.84)
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2015	20,306	19.00	385,752	1.70	—	3.49
2014	21,432	18.36	393,409	1.67	—	29.84
2013	19,799	14.14	279,998	1.68	—	1.58
2012	17,973	13.92	250,147	1.14	—	18.37
2011	22,177	11.76	260,906	1.01	—	7.69
Franklin Mutual Shares VIP Fund - Class 2:
2015	63,813	15.10	963,829	3.11	—	(4.97)
2014	64,562	15.89	1,025,790	2.02	—	7.15
2013	66,399	14.83	984,835	3.03	—	28.29
2012	3,074	11.56	35,548	2.09	—	14.23
2011	2,963	10.12	29,989	2.13	—	(1.08)
Franklin Small Cap Value VIP Fund - Class 2:
2015	3,087	16.75	51,706	0.63	—	(7.41)
2014	3,018	18.09	54,589	0.63	—	0.61
2013	2,977	17.98	53,532	1.30	—	36.21
2012	2,862	13.20	37,785	1.28	—	18.39
2011	27,264	11.15	304,010	0.71	—	(3.80)
Franklin U.S. Government Securities VIP Fund - Class 2:
2015	65,758	12.63	830,294	2.49	—	0.48
2014	66,235	12.57	832,364	2.75	—	3.37
2013	60,588	12.16	736,481	2.90	—	(2.17)
2012	52,633	12.43	654,437	1.69	—	1.89
2011	19,709	12.20	240,517	3.22	—	5.63
Templeton Global Bond VIP Fund - Class 2:
2015	23,887	15.80	377,355	7.87	—	(4.30)
2014	23,188	16.51	382,779	5.20	—	1.85
2013	20,529	16.21	332,791	4.12	—	1.63
2012	28,002	15.95	446,653	1.29	—	15.08
2011	2,451	13.86	33,977	5.89	—	(0.86)
J.P. Morgan Ins. Trust Intrepid Mid Cap Portfolio - Class 1:
2015	20,167	30.37	612,453	0.64	—	(5.86)
2014	21,759	32.26	702,029	0.61	—	15.83
2013	23,240	27.85	647,156	1.43	—	40.59
2012	36,782	19.81	728,542	0.03	—	16.12
2011	422	17.06	7,198	0.86	—	(1.50)

61

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2:
2015	2,471	$19.24	$47,544	—%	—%	(5.55)%
2014	2,360	20.37	48,068	—	—	9.34
2013	2,206	18.63	41,104	0.35	—	41.89
2012	2,188	13.13	28,725	—	—	19.36
2011	2,897	11.00	31,857	—	—	(5.01)
T. Rowe Price Equity Income Portfolio:
2015	18,926	16.31	308,614	1.84	—	(6.85)
2014	18,443	17.51	322,868	1.75	—	7.42
2013	18,085	16.30	294,863	1.33	—	29.67
2012	69,380	12.57	871,990	2.22	—	17.15
2011	55,409	10.73	594,457	1.83	—	(0.74)
T. Rowe Price New America Growth Portfolio:
2015	3,212	22.40	71,963	—	—	8.58
2014	2,530	20.63	52,198	—	—	9.33
2013	2,724	18.87	51,399	—	—	38.04
2012	3,053	13.67	41,731	0.48	—	13.07
2011	2,840	12.09	34,316	0.23	—	(1.06)
T. Rowe Price Personal Strategy Balanced Portfolio:
2015	2,458	16.26	39,958	1.70	—	—
2014	2,499	16.26	40,639	1.65	—	5.17
2013	2,322	15.46	35,893	1.53	—	17.93
2012	2,065	13.11	27,066	2.01	—	15.10
2011	1,742	11.39	19,829	2.09	—	(0.26)
T. Rowe Price International Stock Portfolio:
2015	84,086	12.12	1,018,907	0.95	—	(0.90)
2014	84,178	12.23	1,029,296	1.08	—	(1.21)
2013	81,424	12.38	1,008,116	1.17	—	14.00
2012	25,628	10.86	278,208	2.79	—	18.43
2011	2,418	9.17	22,166	1.59	—	(12.83)

62

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)       These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)       These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)       These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(D)       Subaccount commenced operations on July 15, 2011.

63

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Farm Bureau Life Insurance Company at December 31, 2015 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 29, 2016

1

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2015	2014
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2015 - $6,348,252; 2014 - $6,062,521)	$6,602,565	$6,646,791
Equity securities - available for sale, at fair value (cost: 2015 - $112,860; 2014 - $105,216)	117,801	109,778
Mortgage loans	747,126	632,847
Real estate	1,955	3,622
Policy loans	185,784	182,502
Short-term investments	7,026	29,949
Other investments	3,017	3,644
Total investments	7,665,274	7,609,133

Cash and cash equivalents	1,252	29,885
Securities and indebtedness of related parties	134,570	129,872
Accrued investment income	78,262	76,368
Reinsurance recoverable	103,898	101,247
Deferred acquisition costs	326,353	210,384
Value of insurance in force acquired	20,913	22,497
Current income taxes recoverable	2,476	—
Other assets	44,059	38,409
Assets held in separate accounts	625,257	683,033

Total assets	$9,002,314	$8,900,828

2

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands, except per share data)

	December31,
	2015	2014
Liabilities and stockholder’s equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,764,159	$4,543,980
Traditional life insurance and accident and health products	1,637,322	1,581,138
Other policy claims and benefits	43,425	34,121
Supplementary contracts without life contingencies	339,929	341,955
Advance premiums and other deposits	254,276	248,679
Amounts payable to affiliates	799	355
Short-term debt payable to non-affiliates	15,000	—
Current income taxes	—	2,604
Deferred income taxes	142,504	216,214
Other liabilities	62,523	48,856
Liabilities related to separate accounts	625,257	683,033
Total liabilities	7,885,194	7,700,935

Stockholder’s equity:
Farm Bureau Life Insurance Company stockholder’s equity:
Preferred stock, 7½% cumulative, par value $50.00 per share - authorized 6,000 shares, none issued and outstanding	—	—
Common stock, par value $50.00 per share - authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	118,292	263,872
Retained earnings	825,133	762,326
Total stockholder’s equity	1,117,120	1,199,893
Total liabilities and stockholder’s equity	$9,002,314	$8,900,828

See accompanying notes.

3

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Year ended December 31,
	2015	2014	2013
Revenues:
Interest sensitive product charges	$114,541	$109,727	$111,532
Traditional life insurance premiums	190,956	183,300	180,944
Net investment income	385,495	375,835	365,254
Net realized capital gains on sales of investments	11,645	2,801	18,408

Total other-than-temporary impairment losses	(719)	(822)	(6,662)
Non-credit portion in other comprehensive income/loss	146	—	4,250
Net impairment losses recognized in earnings	(573)	(822)	(2,412)
Other income	3,527	3,511	3,323
Total revenues	705,591	674,352	677,049

Benefits and expenses:
Interest sensitive product benefits	217,443	211,540	203,599
Traditional life insurance benefits	176,145	162,876	160,471
Policyholder dividends	11,828	12,012	13,319
Underwriting, acquisition and insurance expenses	148,301	145,327	140,906
Other expenses	298	330	248
Total benefits and expenses	554,015	532,085	518,543
	151,576	142,267	158,506
Income taxes	(48,291)	(46,738)	(52,698)
Equity income, net of related income taxes	9,522	10,103	7,410
Net income	112,807	105,632	113,218
Net loss attributable to noncontrolling interest	—	—	2
Net income attributable to Farm Bureau Life Insurance Company	$112,807	$105,632	$113,220

See accompanying notes.

4

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in thousands)

	Year ended December 31,
	2015	2014	2013
Net income	$112,807	$105,632	$113,218
Other comprehensive income (loss) (1)
Change in net unrealized investment gains/losses	(145,468)	141,958	(171,999)
Non-credit impairment losses	(90)	—	(2,690)
Change in underfunded status of postretirement benefit plans	(22)	46	134
Total other comprehensive income (loss), net of tax	(145,580)	142,004	(174,555)
Total comprehensive income (loss), net of tax	(32,773)	247,636	(61,337)
Comprehensive loss attributable to noncontrolling interest	—	—	2
Total comprehensive income (loss) applicable to Farm Bureau Life Insurance Company	$(32,773)	$247,636	$(61,335)

(1)         Other comprehensive income (loss) is recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities.

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Farm Bureau Life Insurance Company Stockholder’s Equity
			Accumulated
		Additional	Other		Non-	Total
	Common	Paid-In	Comprehensive	Retained	controlling	Stockholder’s
	Stock	Capital	Income	Earnings	Interest	Equity
Balance at January 1, 2013	$2,500	$171,195	$296,423	$728,474	$37	$1,198,629
Net income	—	—	—	113,220	(2)	113,218
Other comprehensive income	—	—	(174,555)	—	—	(174,555)
Dividends to parent	—	—	—	(140,000)	—	(140,000)
Balance at December 31, 2013	2,500	171,195	121,868	701,694	35	997,292
Net income	—	—	—	105,632	—	105,632
Other comprehensive income	—	—	142,004	—	—	142,004
Dividends to parent	—	—	—	(45,000)	—	(45,000)
Receipts related to noncontrolling interest	—	—	—	—	(35)	(35)
Balance at December 31, 2014	2,500	171,195	263,872	762,326	—	1,199,893
Net income	—	—	—	112,807	—	112,807
Other comprehensive income	—	—	(145,580)	—	—	(145,580)
Dividends to parent	—	—	—	(50,000)	—	(50,000)
Balance at December 31, 2015	$2,500	$171,195	$118,292	$825,133	$—	$1,117,120

See accompanying notes.

5

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2015	2014	2013
Operating activities
Net income	$112,807	$105,632	$113,218
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	152,467	149,528	144,906
Charges for mortality, surrenders and administration	(108,250)	(105,100)	(100,820)
Net realized gains on investments	(11,072)	(1,979)	(15,996)
Change in fair value of derivatives	(1,098)	(1,353)	(955)
Increase in liabilities for life insurance and other future policy benefits	76,474	65,999	58,064
Deferral of acquisition costs	(43,215)	(41,411)	(43,453)
Amortization of deferred acquisition costs and value of insurance in force	37,359	35,681	34,304
Change in reinsurance recoverable	(2,651)	(1,246)	(1,763)
Provision for deferred income taxes	4,679	2,663	2,496
Other	(3,001)	(9,778)	(9,339)
Net cash provided by operating activities	214,499	198,636	180,662

Investing activities
Sales, maturities or repayments:
Fixed maturities - available for sale	597,193	495,230	674,509
Equity securities - available for sale	14,921	1,840	12,810
Mortgage loans	42,429	43,634	64,215
Derivative instruments	3,899	1,760	507
Policy loans	35,406	33,704	34,946
Securities and indebtedness of related parties	27,789	2,997	10,380
Other investments	—	—	30
Real estate	—	—	1,957
Acquisitions:
Fixed maturities - available for sale	(871,406)	(782,876)	(830,498)
Equity securities - available for sale	(22,563)	(18,712)	(26,414)
Mortgage loans	(155,815)	(96,623)	(87,568)
Derivative instruments	(4,122)	(2,399)	(607)
Policy loans	(38,688)	(39,213)	(37,685)
Securities and indebtedness of related parties	(26,213)	(20,317)	(30,960)
Short-term investments, net change	22,923	42,700	(22,635)
Purchases and disposals of property and equipment, net	(4,695)	(2,538)	(3,402)
Net cash used in investing activities	(378,942)	(340,813)	(240,415)

6

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2015	2014	2013
Financing activities
Contract holder account deposits	$586,072	$608,435	$565,255
Contract holder account withdrawals	(415,262)	(396,795)	(384,914)
Proceeds from the issuance of short-term debt	15,000	—	—
Dividends paid to parent	(50,000)	(45,000)	(140,000)
Net cash provided by financing activities	135,810	166,640	40,341
Increase (decrease) in cash and cash equivalents	(28,633)	24,463	(19,412)
Cash and cash equivalents at beginning of year	29,885	5,422	24,834
Cash and cash equivalents at end of year	$1,252	$29,885	$5,422

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	$31,990	$27,812	$31,079

See accompanying notes.

7

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015

1. Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our wholly-owned subsidiary, Greenfields Life Insurance Company (Greenfields) was launched in 2013 and offers life and annuity products in the state of Colorado.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions have been eliminated.

Recent Accounting Pronouncements

In January 2016, the Financial Accounting Standards Board (FASB) issued guidance which amends certain aspects of the recognition and measurement of financial instruments. The new guidance primarily affects the accounting for equity investments, the presentation and disclosure requirements for financial instruments and the methodology for assessing the need for a valuation allowance on deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities. The guidance becomes effective for fiscal years beginning after December 15, 2017. We are currently evaluating the impact of this guidance on our consolidated financial statements.

In February 2015, the FASB issued guidance that amends existing consolidation guidance. The new guidance modifies the consolidation framework for certain investment entities and all limited partnerships. It also eliminates certain criteria used to determine whether fees paid to a decision maker are a variable interest. The amendment allows for either a full retrospective or modified approach at adoption of the new standard, which becomes effective for fiscal years beginning after December 15, 2015. We do not believe adoption of the new guidance will have a material effect on our consolidated financial statements.

In May 2014, the FASB issued guidance that outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers, which supersedes most current revenue recognition guidance, including industry-specific guidance. Although insurance contracts are specifically excluded from the scope of this guidance, almost all entities will be affected to some extent by the significant increase in required disclosures. The new guidance is based on the principle that an entity should recognize revenue to reflect the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to fulfill a contract. Entities have the option of using either a full retrospective or a modified retrospective approach for the adoption of the new standard, which becomes effective for fiscal years beginning after December 15, 2017; early adoption is not permitted. We are currently evaluating the impact of this new guidance on our consolidated financial statements.

In January 2014, the FASB issued guidance, which became effective during the first quarter of 2015, related to accounting for low income housing tax credit investments (LIHTC). Historically, we have applied the equity method of accounting for these limited partnership and limited liability company investments. The new guidance allowed us the option to account for these investments using the proportional amortization method, which amortizes the acquisition cost of the partnership in proportion to the recognition of the tax benefits associated with these projects. Under this option, the tax credits, net of the amortization of the partnership interest, would be recognized as a component of income taxes. This guidance did not impact us as we elected to continue using our historical equity method of accounting for these investments.

8

Investments

Fixed Maturities and Equity Securities

Fixed maturities, comprised of bonds and redeemable preferred stock, which may be sold, are designated as “available for sale.” Available-for-sale securities, with the exception of interest-only bonds, are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder’s equity as a component of accumulated other comprehensive income. The unrealized gains and losses are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities that would have been required as a charge or credit to income had such amounts been realized. Interest-only bonds are considered to have an embedded derivative feature. Accordingly, unrealized gains and losses relating to these securities are recorded as a component of net investment income in the consolidated statements of operations.

Premiums and discounts for all fixed maturity securities are amortized/accreted into investment income over the life of the security, using the effective interest rate method. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives. Subsequent revisions in assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than “AA” or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

Equity securities, comprised of mutual funds and common and non-redeemable preferred stocks, are designated as “available for sale” and are reported at fair value. The change in unrealized gains and losses of equity securities is included directly in stockholder’s equity, net of any related deferred income taxes, as a component of accumulated other comprehensive income.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan, or the fair value of the underlying collateral. We evaluate each of our mortgage loans individually and establish an estimated loss, if needed, for each impaired loan identified. The carrying value of each specific loan is reduced by the estimated loss. Interest income is accrued on impaired loans to the extent it is deemed collectible (generally delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past-due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely.

Real Estate

Our real estate is held for investment and reported at cost less allowances for depreciation, as applicable. The carrying value of these assets is subject to regular review. For properties held for investment, if indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. There was one property held for investment with an impairment charge of $0.2 million as of December 31, 2015 and two properties held for investment with an impairment charge of $0.4 million as of December 31, 2014.

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Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include call options, which are carried at fair value, a promissory note acquired in a sale of a partnership interest, which is carried at the remaining basis of the partnership, and our ownership interest in aircraft acquired in a troubled debt restructuring with a bond issuer that filed for bankruptcy. The ownership interest in the aircraft is reported at cost, less accumulated depreciation. We have embedded derivatives associated with modified coinsurance contracts, which are included within reinsurance recoverable. These instruments are carried at fair value with changes reflected in net investment income. See Note 2 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we are required or choose to use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, real estate, broker/dealer and insurance industries and include LIHTC. Such investments are accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that it is probable that we will not collect the income.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value for a fixed maturity security is an other-than-temporary impairment (OTTI) and we do not intend to sell or believe we will be required to sell the security before recovery of our amortized cost, a specific write down is charged to earnings for the credit loss and a specific charge is recognized in accumulated other comprehensive income for the non-credit loss component. If we intend to sell or believe we will be required to sell a fixed maturity security before its recovery, the full amount of the impairment write down to fair value is charged to earnings. For all equity securities, the full amount of an OTTI write down is recognized as a realized loss on investments in the consolidated statements of operations and the new cost basis for the security is equal to its fair value.

We monitor the financial condition and operations of the issuers of fixed maturities and equity securities that could potentially have a credit impairment that is OTTI. In determining whether or not an unrealized loss is OTTI, we review factors such as:

•                  historical operating trends;

•                  business prospects;

•                  status of the industry in which the company operates;

•                  analyst ratings on the issuer and sector;

•                  quality of management;

•                  size of the unrealized loss;

•                  level of current market interest rates compared to market interest rates when the security was purchased; and

•                  length of time the security has been in an unrealized loss position.

In order to determine the credit and non-credit impairment loss for fixed maturities, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an OTTI occurs and there is a non-credit portion of the unrealized loss that won’t be recognized in earnings. Our assumptions for residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments’ expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current fair value.

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After an OTTI write down of all equity securities and any fixed maturities with a credit-only impairment, the cost basis is not adjusted for subsequent recoveries in fair value. For fixed maturities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

Fair Values

Fair values of fixed maturities are based on quoted market prices in active markets when available. Fair values of fixed maturities that are not actively traded are estimated using valuation methods that vary by asset class. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values which are representative of the fair values of comparable issues. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. See Note 3 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due to the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable includes premium receivable, net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 2 for more information regarding derivatives and Note 4 for additional details on our reinsurance agreements.

Deferred Acquisition Costs and Value of Insurance In Force Acquired

Deferred acquisition costs include certain costs of successfully acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Also included are premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value is determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrued on the unamortized balance at a weighted average rate of 4.84% in 2015, 4.84% in 2014 and 4.94% in 2013.

For participating traditional life insurance and interest sensitive products, these costs are being amortized generally in proportion to expected gross margins or gross profits. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing deferred policy acquisition costs, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing deferred

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policy acquisition costs, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Other Assets

Other assets include property and equipment, primarily comprised of capitalized software costs and furniture and equipment, which are reported at cost less allowances for depreciation and amortization. We expense costs incurred in the preliminary stages of developing internal-use software as well as costs incurred post-implementation for maintenance. Capitalization of internal-use software costs occurs after management has authorized the project and it is probable that the software will be used as intended. Amortization of software costs begins after the software has been placed in production. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from three to twenty years. Property and equipment had a carrying value of $11.7 million at December 31, 2015 and $8.8 million at December 31, 2014, and accumulated depreciation and amortization of $9.3 million at December 31, 2015 and $7.5 million at December 31, 2014. Depreciation and amortization expense for property and equipment was $1.8 million in 2015, $1.3 million in 2014 and $0.7 million in 2013.

Other assets at December 31, 2015 and 2014, also includes goodwill of $9.9 million related to the excess of the amounts paid to acquire companies over the fair value of the net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct a qualitative impairment review at least annually as well as when indicators suggest an impairment may have occurred to determine if indicators of deterioration in the business would suggest its value has declined below the carrying value of goodwill. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. We believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of this analysis, we have determined our goodwill was not impaired as of December 31, 2015 or 2014.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. We also have additional benefit reserves that are established for annuity or universal life-type contracts that provide benefit guarantees, or for contracts that are expected to produce profits followed by losses. The liabilities are accrued in relation to estimated contract assessments. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for our interest sensitive products ranged from 1.00% to 5.50% in 2015, 2014 and 2013.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed investment yields used in estimating gross margins was 5.66% in 2015, 5.75% in 2014, and 5.84% 2013. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

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Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of the Board of Directors. Participating business accounted for 31% of receipts from policyholders during 2015 (2014 and 2013 - 30%) and represented 11% of life insurance in force at December 31, 2015, 2014 and 2013.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets are carried at fair value and separate account liabilities represent policy account balances before applicable surrender charges. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

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Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$21,742	$22,108	$26,320
Amortization of deferred acquisition costs	34,274	31,815	31,135
Amortization of value of insurance in force acquired	2,436	3,500	2,565
Other underwriting, acquisition and insurance expenses, net of deferrals	89,849	87,904	80,886
Total	$148,301	$145,327	$140,906

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

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2. Investment Operations

Fixed Maturity and Equity Securities

Available-For-Sale Fixed Maturity and Equity Securities by Investment Category

	December 31, 2015
					Non-credit losses
		Gross	Gross		on other-than-
	Amortized	Unrealized	Unrealized	Fair	temporary
	Cost	Gains	Losses	Value	impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$3,463,534	$193,017	$(137,844)	$3,518,707	$1,219
Residential mortgage-backed	411,840	29,456	(5,284)	436,012	(3,584)
Commercial mortgage-backed	514,195	42,284	(2,487)	553,992	—
Other asset-backed	572,971	11,396	(6,962)	577,405	3,058
United States Government and agencies	41,051	3,129	(82)	44,098	—
State, municipal and other governments	1,344,661	129,873	(2,183)	1,472,351	—
Total fixed maturities	$6,348,252	$409,155	$(154,842)	$6,602,565	$693

Equity securities:
Non-redeemable preferred stocks	$87,029	$6,095	$(1,173)	$91,951
Common stocks	25,831	19	—	25,850
Total equity securities	$112,860	$6,114	$(1,173)	$117,801

	December 31, 2014
					Non-credit losses
		Gross	Gross		on other-than-
	Amortized	Unrealized	Unrealized	Fair	temporary
	Cost	Gains	Losses	Value	impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate (2)	$3,334,645	$349,808	$(17,547)	$3,666,906	$1,121
Residential mortgage-backed	425,977	36,811	(4,535)	458,253	(3,694)
Commercial mortgage-backed	485,934	45,573	(812)	530,695	—
Other asset-backed	490,431	16,925	(3,696)	503,660	5,223
United States Government and agencies	37,225	4,578	(4)	41,799	—
State, municipal and other governments	1,288,309	157,282	(113)	1,445,478	—
Total fixed maturities	$6,062,521	$610,977	$(26,707)	$6,646,791	$2,650

Equity securities:
Non-redeemable preferred stocks	$80,566	$5,135	$(660)	$85,041
Common stocks	24,650	87	—	24,737
Total equity securities	$105,216	$5,222	$(660)	$109,778

(1)         Non-credit losses subsequent to the initial impairment measurement date on OTTIs are included in the gross unrealized gains and gross unrealized losses columns above. The non-credit loss component of OTTI losses for corporate and other asset-backed securities were in an unrealized gain position at December 31, 2015 and December 31, 2014 due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2)         Corporate securities include hybrid preferred securities with a fair value of $43.5 million at December 31, 2015 and $80.9 million at December 31, 2014. Corporate securities also include redeemable preferred stock with a fair value of $24.8 million at December 31, 2015 and $29.9 million at December 31, 2014.

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Available-For-Sale Fixed Maturities by Maturity Date

	December 31, 2015
	Amortized
	Cost	Fair Value
	(Dollars in thousands)
Due in one year or less	$82,803	$84,057
Due after one year through five years	726,985	774,484
Due after five years through ten years	801,426	822,177
Due after ten years	3,238,032	3,354,438
	4,849,246	5,035,156
Mortgage-backed and other asset-backed	1,499,006	1,567,409
Total fixed maturities	$6,348,252	$6,602,565

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

Net Unrealized Gains (Losses) on Investments in Accumulated Other Comprehensive Income

	December 31,
	2015	2014
	(Dollars in thousands)
Net unrealized appreciation on:
Fixed maturities - available for sale	$254,313	$584,270
Equity securities - available for sale	4,941	4,562
	259,254	588,832
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(73,735)	(179,544)
Value of insurance in force acquired	(3,087)	(3,939)
Unearned revenue reserve	3,352	11,461
Adjustments for assumed changes in policyholder liabilities	(4,090)	(11,182)
Provision for deferred income taxes	(63,563)	(141,939)
Net unrealized investment gains	$118,131	$263,689

Change in Unrealized Appreciation/Depreciation of Investments - Recorded in Accumulated Other Comprehensive Income

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Fixed maturities - available for sale	$(329,957)	$335,797	$(377,929)
Equity securities - available for sale	379	3,729	(2,859)
Change in unrealized appreciation/depreciation of investments	$(329,578)	$339,526	$(380,788)

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities. Subsequent changes in the fair value of securities for which a previous non-credit OTTI loss was recognized in accumulated other comprehensive income are reported along with changes in fair value for which no OTTI losses were previously recognized.

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Fixed Maturity and Equity Securities with Unrealized Losses by Length of Time

	December 31, 2015
	Less than one year		One year or more		Total
		Unrealized		Unrealized		Unrealized	Percent
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$1,115,324	$(96,062)	$115,730	$(41,782)	$1,231,054	$(137,844)	89.0%
Residential mortgage-backed	21,646	(725)	25,687	(4,559)	47,333	(5,284)	3.4
Commercial mortgage-backed	48,424	(1,947)	7,657	(540)	56,081	(2,487)	1.6
Other asset-backed	284,197	(3,318)	62,976	(3,644)	347,173	(6,962)	4.5
United States Government and agencies	4,807	(82)	—	—	4,807	(82)	0.1
State, municipal and other governments	77,980	(2,183)	—	—	77,980	(2,183)	1.4
Total fixed maturities	$1,552,378	$(104,317)	$212,050	$(50,525)	$1,764,428	$(154,842)	100.0%

Equity securities:
Non-redeemable preferred stocks	$21,280	$(573)	$4,400	$(600)	$25,680	$(1,173)
Total equity securities	$21,280	$(573)	$4,400	$(600)	$25,680	$(1,173)

	December 31, 2014
	Less than one year		One year or more		Total
		Unrealized		Unrealized		Unrealized	Percent
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$200,745	$(9,737)	$142,600	$(7,810)	$343,345	$(17,547)	65.7%
Residential mortgage-backed	25,174	(267)	19,084	(4,268)	44,258	(4,535)	17.0%
Commercial mortgage-backed	—	—	20,901	(812)	20,901	(812)	3.0%
Other asset-backed	128,516	(2,330)	42,032	(1,366)	170,548	(3,696)	13.8%
United States Government and agencies	500	—	470	(4)	970	(4)	—%
State, municipal and other governments	—	—	12,472	(113)	12,472	(113)	0.5%
Total fixed maturities	$354,935	$(12,334)	$237,559	$(14,373)	$592,494	$(26,707)	100.0%

Equity securities:
Non-redeemable preferred stocks	$14,838	$(110)	$4,450	$(550)	$19,288	$(660)
Total equity securities	$14,838	$(110)	$4,450	$(550)	$19,288	$(660)

Fixed maturities in the above table include 539 securities from 429 issuers at December 31, 2015 and 180 securities from 155 issuers at December 31, 2014. We do not intend to sell or believe we will be required to sell any of our temporarily-impaired fixed maturities before recovery of their amortized cost basis. The following summarizes the more significant unrealized losses of fixed maturities and equity securities by investment category as of December 31, 2015.

Corporate securities: The largest unrealized losses were in the energy sector ($269.8 million fair value and $62.4 million unrealized loss) and in the basic industrial sector ($169.4 million fair value and $32.5 million unrealized loss). The largest unrealized losses in the energy sector were in the midstream ($82.5 million fair value and $23.6 million unrealized loss) and the oil field services ($49.1 million fair value and $15.7 million unrealized loss) sub-sectors. The largest unrealized losses in the basic industrial sector were in the metal/mining ($78.2 million fair value and $24.0 million unrealized loss) and the chemicals ($79.0 million fair value and $7.5 million unrealized loss) sub-sectors. The majority of losses were attributable to credit spread widening across the energy sector and metal/mining sub-sectors associated with sharp declines in commodity prices. The price of crude oil has decreased from $98.42 per barrel at December 31, 2013 to $37.04 per barrel at December 31, 2015. Energy-related companies have been negatively impacted by the rapid decline in oil prices, which has pressured revenues and margins.

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The metal/mining sub-sector companies are experiencing lower demand for coal, copper, iron ore and other basic industrial minerals due to the economic slowdown in China in addition to sluggish demand in Europe and the U.S. Over the last 12 months, iron ore and copper prices have declined 37% and 23%, respectively. Lower metal prices are leading metal and mining companies to shut down production at high-cost mines and defer capital expenditures at mines in the development stage.

Residential mortgage-backed securities: The unrealized losses on residential mortgage-backed securities were primarily due to continued uncertainty regarding mortgage defaults on Alt-A loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

Commercial mortgage-backed securities: The unrealized losses on commercial mortgage-backed securities were primarily due to spread widening and concerns regarding the potential for future defaults. The contractual cash flows of these investments are based on mortgages backing the securities. Unrealized losses on military housing bonds were mainly attributable to spread widening relative to spreads at which we acquired the bonds. Insured military housing bonds have also been impacted by the removal of their ratings following downgrades of the insurance providers after we purchased the bonds.

Other asset-backed securities: The unrealized losses on other asset-backed securities were primarily due to market concerns regarding defaults on subprime mortgages and home equity loans. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities.

State, municipal and other governments: The unrealized losses on state, municipal and other governments were primarily due to general spread widening relative to spreads at which we acquired the bonds.

Equity securities: Our gross unrealized losses on equity securities were on investment grade non-redeemable perpetual preferred securities within the finance sector. These securities provide periodic cash flows, contain call features and are similarly rated and priced like other long-term callable bonds and are evaluated for OTTI similar to fixed maturities. The decline in fair value is primarily due to market concerns regarding the finance sector. We have evaluated the near-term prospects of our equity securities in relation to the severity and duration of their impairment as well as our intent and ability to hold these investments until recovery of fair value, and have concluded they are not other than temporarily impaired.

Excluding mortgage and asset-backed securities, no securities from the same issuer had an aggregate unrealized loss in excess of $4.7 million at December 31, 2015, with the largest unrealized loss from an energy service provider. With respect to mortgage and asset-backed securities not backed by the United States Government, our largest aggregate unrealized loss from the same issuer at December 31, 2015 was $3.7 million, consisting of two different securities that are backed by different pools of Alt-A residential mortgage loans. Both securities are rated non-investment grade and the largest unrealized loss totaled $2.2 million.

Mortgage Loans

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to- value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses, management maintains and regularly reviews a watch list of mortgage loans that have heightened risk. These loans may include those with borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and establish an estimated loss, if needed, for each impaired loan identified. An estimated loss is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

Any loan delinquent on contractual payments is considered non-performing. At December 31, 2015 and December 31, 2014, there were no non-performing loans over 90 days past due on contractual payments.

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Mortgage Loans by Collateral Type

	December 31, 2015		December 31, 2014
		Percent of		Percent of
Collateral Type	Carrying Value	Total	Carrying Value	Total
	(Dollars in thousands)
Office	$333,704	44.6%	$269,674	42.6%
Retail	228,423	30.6	216,493	34.2
Industrial	134,220	18.0	126,827	20.1
Other	50,779	6.8	19,853	3.1
Total	$747,126	100.0%	$632,847	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2015		December 31, 2014
		Percent of		Percent of
Region of the United States	Carrying Value	Total	Carrying Value	Total
	(Dollars in thousands)
South Atlantic	$234,804	31.4%	$193,603	30.6%
West North Central	103,662	13.9	86,934	13.7
Pacific	99,923	13.4	94,382	14.9
East North Central	86,539	11.6	81,665	12.9
Mountain	78,773	10.5	62,533	9.9
West South Central	66,678	8.9	50,012	7.9
Other	76,747	10.3	63,718	10.1
Total	$747,126	100.0%	$632,847	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2015		December 31, 2014
		Percent of		Percent of
Loan-to-Value Ratio	Carrying Value	Total	Carrying Value	Total
	(Dollars in thousands)
0% - 50%	$266,417	35.7%	$188,800	29.8%
50% - 60%	169,031	22.6	177,221	28.0
60% - 70%	235,577	31.5	199,321	31.5
70% - 80%	67,063	9.0	60,119	9.5
80% - 90%	9,038	1.2	7,386	1.2
Total	$747,126	100.0%	$632,847	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically including when there is indication of a possible significant collateral decline or there are loan modifications or refinance requests.

Mortgage Loans by Year of Origination

	December 31, 2015		December 31, 2014
		Percent of		Percent of
	Carrying Value	Total	Carrying Value	Total
	(Dollars in thousands)
2015	$154,582	20.6%	$—	—%
2014	83,546	11.2	86,174	13.6
2013	79,879	10.7	81,802	12.9
2012	65,817	8.8	70,274	11.1
2011	45,359	6.1	46,813	7.5
2010 and prior	317,943	42.6	347,784	54.9
Total	$747,126	100.0%	$632,847	100.0%

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Impaired Mortgage Loans

	December 31,
	2015	2014
	(Dollars in thousands)
Unpaid principal balance	$21,766	$22,103
Less:
Related allowance	(849)	(849)
Discount	(97)	(317)
Carrying value of impaired mortgage loans	$20,820	$20,937

Allowance on Mortgage Loans

	Year ended December 31,
	2015	2014
	(Dollars in thousands)
Balance at beginning of period	$849	$862
Charge offs	—	(13)
Balance at end of period	$849	$849

Mortgage Loan Modifications

Our commercial mortgage loan portfolio includes loans that have been modified. We assess loan modifications on a loan-by-loan basis to evaluate whether a troubled-debt restructuring (TDR) has occurred. Generally, the types of concessions include: reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring.

There were no loan modifications during 2015 or 2014.

Components of Net Investment Income

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Fixed maturities - available for sale	$336,553	$330,601	$325,945
Equity securities - available for sale	5,996	5,189	3,969
Mortgage loans	35,194	32,072	31,544
Real estate	169	140	331
Policy loans	8,871	8,620	8,502
Short-term investments, cash and cash equivalents	95	7	18
Prepayment fee income and other	9,288	9,435	5,098
	396,166	386,064	375,407
Less investment expenses	(10,671)	(10,229)	(10,153)
Net investment income	$385,495	$375,835	$365,254

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Realized Gains (Losses) - Recorded in Income

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Realized gains (losses) on sales of investments
Fixed maturities:
Gross gains	$4,781	$3,630	$21,430
Gross losses	(1,369)	(829)	(2,868)
Real estate	—	—	12
Other	8,233	—	(166)
	11,645	2,801	18,408
Impairment losses recognized in earnings:
Credit-related portion of fixed maturity losses (1)	(363)	—	(618)
Other credit-related (2)	(210)	(822)	(1,794)
Realized gains on investments recorded in income	$11,072	$1,979	$15,996

(1)         Amount represents the credit-related losses recognized for fixed maturities which were impaired through income but not written down to fair value. As discussed above, the non-credit portion of the losses have been recognized in other comprehensive income (loss).

(2)         Amount represents credit-related losses for mortgage loans, other investments, real estate and fixed maturities written down to fair value through income.

Proceeds from sales of fixed maturities were $97.6 million in 2015, $59.9 million in 2014 and $114.1 million in 2013.

Included in other realized gains, above, was a $6.5 million gain from the disposal of an investment interest in a partnership during 2015.

Realized losses on sales were on securities that we did not intend to sell at the prior balance sheet date or on securities that were impaired in a prior period, but decreased in value and sold during the current reporting period.

Credit Loss Component of Other-Than-Temporary Impairments on Fixed Maturities

The following table sets forth the amount of credit loss impairments on fixed maturities held by the Company as of the dates indicated for which the non-credit portion of the OTTI was recognized in other comprehensive income (loss) and corresponding changes in such amounts.

	Year ended December 31,
	2015	2014
	(Dollars in thousands)
Balance at beginning of period	$(16,504)	$(21,325)
Increases to previously impaired investments	(363)	—
Reductions due to investments sold	5,637	4,821
Balance at end of period	$(11,230)	$(16,504)

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Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations or our obligation to provide ongoing financial support are such that we are the primary beneficiary of the entity, and would therefore be required to consolidate it for financial reporting purposes. None of our VIE investees were required to be consolidated during 2015, 2014 or 2013. Our VIE investments are as follows:

	December 31, 2015		December 31, 2014
		Maximum		Maximum
		Exposure to		Exposure to
	Carrying Value	Loss	Carrying Value	Loss
(Dollars in thousands)
Real estate limited partnerships	$15,780	$15,780	$17,046	$17,046

The real estate limited partnerships had revenues totaling $4.6 million for 2015, $4.0 million for 2014 and $4.3 million for 2013. We may make commitments to fund partnership investments in the normal course of business. We did not have any commitments to investees designated as VIE’s during the years ended December 31, 2015, 2014 or 2013.

Derivative Instruments

We are not significantly involved in hedging activities and have limited exposure to derivatives. We do not apply hedge accounting to any of our derivative positions. Derivative assets, which are primarily reported in reinsurance recoverable and other investments, totaled $9.9 million at December 31, 2015 and $7.1 million at December 31, 2014. At December 31, 2015, we had master netting agreements with counterparties covering cash collateral payable totaling $0.4 million. This amount was invested and included in the consolidated balance sheets with corresponding amounts netted against the derivative instruments. We also received collateral of $2.2 million at December 31, 2015, which is held in a separate custodial account and not recorded on the balance sheet. Our derivative assets consist of an interest-only bond, derivatives embedded within our modified coinsurance agreements and call options which provide an economic hedge for our index products. Derivative liabilities totaled $9.4 million at December 31, 2015 and $8.7 million at December 31, 2014 and include derivatives embedded within our index annuity contracts and derivatives embedded within our modified coinsurance agreements. The net gain (loss) recognized on these derivatives was included in net investment income and interest sensitive benefits and totaled ($0.3) million in 2015, $2.1 million in 2014 and ($1.5) million in 2013.

Low Income Housing Tax Credit Investments

We invest in non-guaranteed federal LIHTC which are included in securities and indebtedness of related parties in the balance sheet. The carrying value of these investments totaled $94.2 million at December 31, 2015 and $84.8 million at December 31, 2014. There were no impairment losses recorded on these investments during 2015, 2014 or 2013. We use the equity method of accounting for these investments and recorded the following in our consolidated statement of operations.

LIHTC Equity Income (Loss), Net of Related Income Taxes

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Equity losses from LIHTC	$(7,022)	$(6,411)	$(6,273)
Income benefits:
Tax benefits from equity losses	2,458	2,244	2,196
Investment tax credits	13,542	12,209	9,775
Equity income from LIHTC, net of related income benefits	$8,978	$8,042	$5,698

Other

At December 31, 2015, affidavits of deposits covering investments with a carrying value totaling $7,151.0 million were on deposit with state agencies to meet regulatory requirements. Fixed maturities with a carrying value of $421.4 million were on deposit with the Federal Home Loan Bank of Des Moines (FHLB) as collateral for funding agreements.

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At December 31, 2015, we had committed to provide additional funds for limited partnerships and limited liability companies in which we invest. The amounts of these unfunded commitments totaled $31.9 million, of which, $8.5 million represents LIHTC commitments which are summarized by year in the following table.

LIHTC Commitments by year

December 31, 2015
(Dollars in thousands)
2016	$7,090
2017	899
2018-2024	467
Total	$8,456

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 2015 includes real estate totaling $2.0 million.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholder’s equity at December 31, 2015.

3. Fair Values

The carrying and estimated fair values of our financial instruments are as follows:

Fair Values and Carrying Values

	December 31,
	2015		2014
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities - available for sale	$6,602,565	$6,602,565	$6,646,791	$6,646,791
Equity securities - available for sale	117,801	117,801	109,778	109,778
Mortgage loans	747,126	780,624	632,847	667,913
Policy loans	185,784	230,153	182,502	230,070
Other investments	2,930	4,064	3,558	3,558
Cash, cash equivalents and short-term investments	8,278	8,278	59,834	59,834
Reinsurance recoverable	2,636	2,636	3,562	3,562
Assets held in separate accounts	625,257	625,257	683,033	683,033

Liabilities
Future policy benefits	$3,750,186	$3,618,145	$3,563,558	$3,634,878
Supplementary contracts without life contingencies	339,929	339,717	341,955	361,733
Advance premiums and other deposits	245,269	245,269	239,700	239,700
Short-term debt	15,000	15,000	—	—
Other liabilities	56	56	173	173
Liabilities related to separate accounts	625,257	620,676	683,033	677,040

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data and where observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

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In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•                  Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•                  Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

•                  Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

The following methods and assumptions were used in estimating the fair value of our financial instruments:

Fixed maturities:

Level 1 fixed maturities consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 fixed maturities consist of corporate, mortgage- and asset-backed, United States Government agencies, state and municipal and private placement corporate securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are private placement corporate bonds where quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 fixed maturities include corporate, mortgage- and asset-backed, United States Governments sponsored agencies and private placement corporate securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available we will estimate fair value internally. Fair values of private corporate investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities where an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated through the use of matrix pricing methods rely on an estimate of credit spreads to a risk-free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

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We obtain fixed maturity fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•                  We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source’s knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement corporate bonds and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available we use cash flow modeling techniques to estimate fair value.

•                  We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value which approximates a market exit price.

•                  We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•                  We compare period to period price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research which may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

•      We compare prices between different pricing sources for unusual disparity.

•                  We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Equity securities:

Level 1 equity securities consist of listed common stocks and mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 equity securities consist of common stock issued by the FHLB, with estimated fair value based on the current redemption value of the shares and non-redeemable preferred stock. Estimated fair value for the non-redeemable preferred stock is obtained from external pricing sources using a matrix pricing approach.

Level 3 equity securities consist of non-redeemable preferred stock for which no active market exists, and fair value estimates for these securities is based on the values of comparable securities which are actively traded. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case where external pricing services are used for certain Level 1 and Level 2 equity securities, our review process is consistent with the process used to determine the fair value of fixed maturities discussed above.

Mortgage loans:

Mortgage loans are not measured at fair value on a recurring basis. Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgage loans is estimated internally using a matrix pricing approach. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system is A-highest quality, B-moderate quality, C-low quality, W-watch or F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan’s risk rating as well as selection

25

of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Policy loans:

Policy loans are not measured at fair value on a recurring basis. Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in the risk-free interest rate would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Other investments:

Level 2 other investments include call options with fair values based on counterparty market prices adjusted for a credit component of the counterparty, net of collateral received. Level 3 other investments include a promissory note that is priced internally using a discounted cash flow based on our assessment of the credit risk of the borrower.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

Reinsurance recoverable:

Level 2 reinsurance recoverable includes embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair values of these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities, which are valued consistent with the discussion of fixed maturities above.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Future policy benefits, supplementary contracts without life contingencies and advance premiums and other deposits:

Level 3 policy-related financial instruments of investment-type contracts are those not involving significant mortality or morbidity risks. No active market exists for these contracts and they are not measured at fair value on a recurring basis. Fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. Fair values for our investment-type contracts with expected maturities, including deferred annuities, funding agreements and supplementary contracts, are determined using discounted cash flow valuation techniques based on current interest rates adjusted to reflect our credit risk and an additional provision for adverse deviation. For certain deposit liabilities with no defined maturities and no surrender charges, including pension-related deposit administration funds, advance premiums and other deposits, fair value is the account value or amount payable on demand. Significant judgment is required in selecting the assumptions used to estimate the fair values of these financial instruments. For contracts with known maturities, increases in current rates will result in a decrease in discounted cash flows and a decrease in the estimated fair value of the policy obligation.

Certain annuity contracts include embedded derivatives, which are measured at fair value on a recurring basis. These embedded derivatives are a Level 3 measurement. The fair value of the embedded derivatives is based on the discounted excess of projected account values (including a risk margin) over projected guaranteed account values. The key unobservable inputs required in the projection of future values which require management judgment include the risk margin as well as the credit risk of our company. Should the risk margin increase or the credit risk decrease the discounted cash flows and the estimated fair value of the obligation will increase.

Short-term debt:

Short-term debt is not measured at fair value on a recurring basis and is a Level 3 measurement. Our short-term debt consists of advances with interest set to the debt issuer’s current lending rate during December 2015, repayable in less than one month. Given the recent issuance of this short-term debt, its carrying value approximates fair value.

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Other liabilities:

Level 2 other liabilities include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values for the embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

Liabilities related to separate accounts:

Separate account liabilities are not measured at fair value on a recurring basis. Level 3 separate account liabilities’ fair value is based on the cash surrender value of the underlying contract, which is the cost we would incur to extinguish the liability.

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2015
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$—	$3,469,631	$49,076	$3,518,707
Residential mortgage-backed securities	—	432,283	3,729	436,012
Commercial mortgage-backed securities	—	465,812	88,180	553,992
Other asset-backed securities	—	521,848	55,557	577,405
United States Government and agencies	14,760	20,612	8,726	44,098
State, municipal and other governments	—	1,472,351	—	1,472,351
Non-redeemable preferred stocks	—	84,480	7,471	91,951
Common stocks	862	24,988	—	25,850
Other investments	—	2,331	—	2,331
Cash, cash equivalents and short-term investments	8,278	—	—	8,278
Reinsurance recoverable	—	2,636	—	2,636
Assets held in separate accounts	625,257	—	—	625,257
Total assets	$649,157	$6,496,972	$212,739	$7,358,868

Liabilities
Future policy benefits - index annuity embedded derivatives	$—	$—	$9,374	$9,374
Other liabilities	—	56	—	56
Total liabilities	$—	$56	$9,374	$9,430

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Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2014
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Corporate securities	$—	$3,602,667	$64,239	$3,666,906
Residential mortgage-backed securities	—	458,253	—	458,253
Commercial mortgage-backed securities	—	452,804	77,891	530,695
Other asset-backed securities	—	387,519	116,141	503,660
United States Government and agencies	15,170	17,564	9,065	41,799
State, municipal and other governments	—	1,445,478	—	1,445,478
Non-redeemable preferred stocks	—	76,987	8,054	85,041
Common stocks	929	23,808	—	24,737
Other investments	—	3,558	—	3,558
Cash, cash equivalents and short-term investments	59,834	—	—	59,834
Reinsurance recoverable	—	3,562	—	3,562
Assets held in separate accounts	683,033	—	—	683,033
Total assets	$758,966	$6,472,200	$275,390	$7,506,556

Liabilities
Future policy benefits - index annuity embedded derivatives	$—	$—	$8,681	$8,681
Other liabilities	—	173	—	173
Total liabilities	$—	$173	$8,681	$8,854

Level 3 Fixed Maturities by Valuation Source - Recurring Basis

	December 31, 2015
	Third-party	Priced
	vendors	internally	Total
	(Dollars in thousands)
Corporate securities	$17,208	$31,868	$49,076
Commercial mortgage-backed securities	88,180	—	88,180
Residential mortgage-backed securities	—	3,729	3,729
Other asset-backed securities	35,420	20,137	55,557
United States Government and agencies	—	8,726	8,726
Total	$140,808	$64,460	$205,268
Percent of total	68.6%	31.4%	100.0%

	December 31, 2014
	Third-party	Priced
	vendors	internally	Total
	(Dollars in thousands)
Corporate securities	$40,095	$24,144	$64,239
Commercial mortgage-backed securities	77,891	—	77,891
Other asset-backed securities	95,271	20,870	116,141
United States Government and agencies	—	9,065	9,065
Total	$213,257	$54,079	$267,336
Percent of total	79.8%	20.2%	100.0%

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Quantitative Information about Level 3 Fair Value Measurements - Recurring Basis

	December 31, 2015
			Unobservable
	Fair Value	Valuation Technique	Input	Range (Weighted Average)
	(Dollars in
	thousands)
Assets
Corporate securities	$33,508	Discounted cash flow	Credit spread	1.16% - 17.50% (11.26)%
Commercial mortgage-backed	71,100	Discounted cash flow	Credit spread	1.10% - 4.15% (3.12)%
Other asset-backed securities	13,737	Discounted cash flow	Credit spread	1.25% - 7.90% (5.61)%
United States Government and agencies	8,726	Discounted cash flow	Credit spread	2.59% (2.59)%
Non-redeemable preferred stocks	7,471	Discounted cash flow	Credit spread	4.55% (4.55)%
Total Assets	$134,542

Liabilities
Future policy benefits - index annuity embedded derivatives	$9,374	Discounted cash flow	Credit risk Risk margin	0.80% - 2.25% (1.45)% 0.15% - 0.40% (0.25)%

	December 31, 2014
			Unobservable
	Fair Value	Valuation Technique	Input	Range (Weighted Average)
	(Dollars in
	thousands)
Assets
Corporate securities	$41,491	Discounted cash flow	Credit spread	0.95% - 6.80% (4.92)%
Commercial mortgage-backed	77,891	Discounted cash flow	Credit spread	1.75% - 4.00% (2.89)%
Other asset-backed securities	26,937	Discounted cash flow	Credit spread	0.96% - 6.17% (4.31)%
United States Government and agencies	9,065	Discounted cash flow	Credit spread	1.80% (1.80)%
Non-redeemable preferred stocks	8,054	Discounted cash flow	Credit spread	3.34% (3.34)%
Total Assets	$163,438

Liabilities
Future policy benefits - index annuity embedded derivatives	$8,681	Discounted cash flow	Credit risk Risk margin	0.70% - 1.70% (1.10)% 0.15% - 0.40% (0.25)%

The tables above exclude certain securities for which the fair value was based on non-binding broker quotes where we could not reasonably obtain the quantitative unobservable inputs.

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Level 3 Financial Instruments Changes in Fair Value - Recurring Basis

	December 31, 2015
				Realized and unrealized
				gains (losses), net
					Included
	Balance,			Included	in other	Transfers	Transfers	Amortization	Balance,
	December			in net	comprehensive	into	out of	included in	December 31,
	31, 2014	Purchases	Disposals	income	income	Level 3 (1)	Level 3 (1)	net income	2015
	(Dollars in thousands)
Assets
Corporate securities	$64,239	$15,993	$(20,499)	$—	$55	$21,363	$(32,649)	$574	$49,076
Residential mortgage- backed securities	—	19,353	(2,340)	—	284	5,984	(19,631)	79	$3,729
Commercial mortgage-
backed securities	77,891	17,287	(885)	—	(3,905)	—	(2,334)	126	88,180
Other asset-backed securities	116,141	53,215	(10,085)	—	(662)	30,287	(133,351)	12	55,557
United States Government and agencies	9,065	—	—	—	(346)	—	—	7	8,726
Non-redeemable preferred stocks	8,054	—	—	—	(583)	—	—	—	7,471
Total Assets	$275,390	$105,848	$(33,809)	$—	$(5,157)	$57,634	$(187,965)	$798	$212,739

Liabilities
Future policy benefits - index annuity embedded derivatives	$8,681	$4,567	$(1,064)	$(2,810)	$—	$—	$—	$—	$9,374
Total Liabilities	$8,681	$4,567	$(1,064)	$(2,810)	$—	$—	$—	$—	$9,374

	December 31, 2014
				Realized and unrealized
				gains (losses), net
					Included
	Balance,			Included	in other	Transfers	Transfers	Amortization	Balance,
	December			in net	comprehensive	into	out of	included in	December 31,
	31, 2013	Purchases	Disposals	income	income	Level 3 (1)	Level 3 (1)	net income	2014
	(Dollars in thousands)
Assets
Corporate securities	$79,949	$290	$(14,260)	$(273)	$(198)	$13,623	$(14,960)	$68	$64,239
Commercial mortgage- backed securities	71,712	2,920	(752)	—	8,734	—	(4,820)	97	77,891
Other asset-backed securities	85,835	83,387	(19,165)	—	(196)	1,974	(37,074)	1,380	116,141
United States Government and agencies	8,044	—	—	—	1,014	—	—	7	9,065
Non-redeemable preferred stocks	7,795	—	—	—	259		—	—	8,054
Total Assets	$253,335	$86,597	$(34,177)	$(273)	$9,613	$15,597	$(56,854)	$1,552	$275,390

Liabilities
Future policy benefits - index annuity embedded derivatives	$286	$7,237	$(369)	$1,527	$—	$—	$—	$—	$8,681
Total Liabilities	$286	$7,237	$(369)	$1,527	$—	$—	$—	$—	$8,681

(1)             Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. Transfers out of Level 3 include those assets that we are now able to obtain pricing from a third party pricing vendor that uses observable inputs. The fair values of newly issued securities often require additional estimation until a market is created, which is generally within a few months after issuance. Once a market is created, as was the case for the majority of the

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security transfers out of the Level 3 category above, Level 2 valuation sources become available. There were no transfers between Level 1 and Level 2 during the periods presented above.

Valuation of our Financial Instruments Not Reported at Fair Value by Hierarchy Levels

	December 31, 2015
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	780,624	$780,624
Policy loans	—	—	230,153	230,153
Other invested assets	—	—	1,733	1,733
Total assets	$—	$—	$1,012,510	$1,012,510

Liabilities
Future policy benefits	$—	$—	$3,608,771	$3,608,771
Supplementary contracts without life contingencies	—	—	339,171	339,171
Advance premiums and other deposits	—	—	245,269	245,269
Short-term debt	—	—	15,000	15,000
Liabilities related to separate accounts	—	—	620,676	620,676
Total liabilities	$—	$—	$4,828,887	$4,828,887

	December 31, 2014
	Quoted prices in
	active markets	Significant other	Significant
	for identical	observable	unobservable
	assets (Level 1)	inputs (Level 2)	inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$667,913	$667,913
Policy loans	—	—	230,070	230,070
Total assets	$—	$—	$897,983	$897,983

Liabilities
Future policy benefits	$—	$—	$3,626,197	$3,626,197
Supplementary contracts without life contingencies	—	—	361,733	361,733
Advance premiums and other deposits	—	—	239,700	239,700
Liabilities related to separate accounts	—	—	677,040	677,040
Total liabilities	$—	$—	$4,904,670	$4,904,670

Level 3 Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis, generally mortgage loans or real estate which have been deemed to be impaired during the reporting period. On May 22, 2015, one real estate property was impaired to a fair value totaling $1.0 million, which resulted in an impairment charge of $0.2 million. On December 2, 2014, one real estate property was impaired to a fair value totaling $1.0 million, which resulted in an impairment charge of $0.4 million.

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4. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $1.5 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $14.1 million. A maximum occurrence limit of $50.0 million per aircraft applies to policies written on agents of the Company who are participating in company-sponsored incentive trips. Additionally, a $200.0 million occurrence limit applies to employees in the home office building, net of reinsurance on group life policies. All other occurrence catastrophes are unlimited in amount.

Life insurance in force ceded totaled $14,263.4 million (24.1% of life insurance in force) at December 31, 2015 and $13,837.9 million (24.3% of life insurance in force) at December 31, 2014. Insurance premiums and product charges have been reduced by $33.5 million in 2015, $32.5 million in 2014 and $29.4 million in 2013 and insurance benefits have been reduced by $26.2 million in 2015, $17.0 million in 2014 and $21.7 million in 2013 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements. Life insurance in force assumed totaled $551.6 million (1.2% of total life insurance in force) at December 31, 2015 and $592.0 million (1.4% of total life insurance in force) at December 31, 2014. Premiums and product charges assumed totaled $2.8 million in 2015, $0.8 million and 2014 and 2013. Insurance benefits assumed totaled $1.2 million in 2015 and 2014 and $1.7 million in 2013.

Policy Provisions

Analysis of the Value of Insurance In Force Acquired

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Excluding impact of net unrealized investment gains and losses:
Balance at beginning of year	$26,436	$29,935	$32,500
Accretion of interest during the year	150	527	902
Amortization of asset	(2,586)	(4,026)	(3,467)
Balance prior to impact of net unrealized investment gains and losses	24,000	26,436	29,935
Impact of net unrealized investment gains and losses	(3,087)	(3,939)	(6,356)
Balance at end of year	$20,913	$22,497	$23,579

We periodically revise key assumptions used in the calculation of the value of insurance in force acquired through an “unlocking” process, which increased amortization $0.1 million in 2015, $1.4 million in 2014 and $0.2 million in 2013. Net amortization, based on expected future gross profits/margins, for the next five years is expected to be as follows: 2016 - $2.4 million; 2017 - $2.4 million; 2018 - $2.3 million; 2019 - $2.2 million; and 2020 - $2.1 million.

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Certain variable annuity and variable universal life contracts in our separate accounts and in the variable business we have assumed through reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDBs), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon the death of the contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2015		December 31, 2014
	Separate		Separate
	Account	Net Amount	Account	Net Amount
	Balance	at Risk	Balance	at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$175,286	$623	$192,334	$659
Return the greater of highest anniversary value or net deposits	279,981	14,858	308,101	3,140
Incremental death benefit	256,929	50,159	280,214	56,369
Guaranteed minimum income benefit	37,334	—	41,378	405
Total		$65,640		$60,573

The separate account assets are principally comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs or GMIBs, determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $5.4 million at December 31, 2015 and $3.3 million at December 31, 2014. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 57 years at December 31, 2015 and 62 years at December 31, 2014. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.4 million for 2015, $0.2 million for 2014 and $0.3 million for 2013.

5. Income Taxes

We file a consolidated federal income tax return with our parent and certain of their subsidiaries. The companies included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax assets, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Our tax planning strategies assume deferred tax assets related to unrealized losses on our investments are temporary as we have the ability to hold the investments until maturity, at which time the existing temporary difference is expected to reverse. As such, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2015 and 2014.

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Income Tax Expenses (Credits)

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before equity loss:
Current	$43,612	$44,075	$50,203
Deferred	4,679	2,663	2,495
	48,291	46,738	52,698

Equity loss	(15,706)	(13,373)	(11,050)

Taxes provided in consolidated statements of changes in stockholder’s equity:
Accumulated other comprehensive income	(78,389)	76,464	(93,989)
	$(45,804)	$109,829	$(52,341)

Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Income before income taxes and equity loss	$151,576	$142,267	$158,506

Income tax at federal statutory rate (35%)	$53,052	$49,793	$55,477
Tax effect (decrease) of:
Tax-exempt dividend and interest income	(3,219)	(3,388)	(2,793)
Other items	(1,542)	333	14
Income tax expense	$48,291	$46,738	$52,698

In 2015, the other items affecting the effective tax rate include a $1.8 million tax benefit resulting from the disposition of an equity method investment, for which the carrying value consisted solely of nondeductible goodwill.

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Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2015	2014
	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$25,918	$24,241
Accrued benefit and compensation costs	9,361	10,063
Accrued dividends	620	2,108
Other	3,241	1,768
	39,140	38,180
Deferred income tax liabilities:
Fixed maturity and equity securities	93,853	206,730
Deferred acquisition costs	65,310	26,171
Value of insurance in force acquired	7,320	7,874
Property and equipment	3,122	2,867
Other	12,039	10,752
	181,644	254,394
Net deferred income tax liability	$142,504	$216,214

We recognize the benefits of uncertain tax positions in accordance with the provisions of the FASB interpretation on accounting for uncertainty in income taxes. At December 31, 2015 and 2014, our reserve for uncertain tax positions is less than $0.1 million. Unrecognized tax benefits included in our reserve, if recognized, would impact our effective tax rate, although we do not expect these impacts to be material. We recognize interest related to unrecognized tax benefits in interest expense and related penalties in other expenses. We did not pay any interest or penalties related to federal income taxes during 2015 or 2014. We do not expect any significant increases or decreases in the amount of our reserve for uncertain tax positions within the next twelve months. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2012.

We continue to invest in LIHTC which generate pre-tax losses but after tax gains as the related tax credits are realized. The timing of the realization of tax credits is subject to fluctuation from period to period due to the timing of housing project completions and the approval of tax credits. These tax credits, which are reported in equity income, totaled $13.5 million in 2015, $12.2 million in 2014 and $9.8 million in 2013.

6. Credit Arrangements

Short-term debt consists of two short-term advances, collateralized by fixed maturity securities, payable to FHLB totaling $15.0 million at December 31, 2015. The advances include a $10.0 million advance on December 21, 2015, due January 11, 2016, with an interest rate of 0.55% and a $5.0 million advance on December 30, 2015, due January 6, 2016, with an interest rate of 0.46%.

7. Comprehensive Income

Comprehensive income includes net income, as well as unrealized gains and losses on our available-for-sale securities and the underfunded obligation for postretirement benefit plans. The items not included in net income are included in accumulated other comprehensive income, net of tax and other offsets, in stockholder’s equity. The changes in unrealized gains and losses reported in our Statement of Comprehensive Income, excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses.

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Accumulated Other Comprehensive Income, Net of Tax and Other Offsets

	Unrealized	Accumulated	Underfunded
	Net Investment	Non-Credit	Status of
	Gains	Impairment	Postretirement
	(Losses) (1)	Gains (Losses)	Benefit Plans	Total
	(Dollars in thousands)
Balance at January 1, 2013	$304,275	$(7,855)	$3	$296,423
Other comprehensive income before reclassifications	(169,744)	9,284	—	(160,460)
Reclassification adjustments	(11,539)	(2,690)	134	(14,095)
Balance at December 31, 2013	122,992	(1,261)	137	121,868
Other comprehensive income before reclassifications	140,675	2,983	—	143,658
Reclassification adjustments	(1,700)	—	46	(1,654)
Balance at December 31, 2014	261,967	1,722	183	263,872
Other comprehensive income before reclassifications	(142,214)	(1,182)	—	(143,396)
Reclassification adjustments	(2,072)	(90)	(22)	(2,184)
Balance at December 31, 2015	$117,681	$450	$161	$118,292

(1)         Unrealized net investment gains (losses) relate to available-for-sale securities and include the impact of taxes, deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities. See Note 2 for further information.

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2015
			Underfunded
	Unrealized	Accumulated	Status of
	Net Investment	Non-Credit	Postretirement
	Gains	Impairment	Benefit
	(Losses) (1)	Losses (1)	Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(3,412)	$—	$—	$(3,412)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	224	7	—	231
Other than temporary impairment losses	—	(146)	—	(146)
Other expenses: Change in unrecognized postretirement items - net actuarial loss	—	—	(34)	(34)
Reclassifications before income taxes	(3,188)	(139)	(34)	(3,361)
Income taxes	1,116	49	12	1,177
Reclassification adjustments	$(2,072)	$(90)	$(22)	$(2,184)

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Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2014
			Underfunded
	Unrealized	Accumulated	Status of
	Net Investment	Non-Credit	Postretirement
	Gains	Impairment	Benefit
	(Losses) (1)	Losses (1)	Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(2,801)	$—	$—	$(2,801)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	186	—	—	186
Other expenses: Change in unrecognized postretirement items - net actuarial gain	—	—	71	71
Reclassifications before income taxes	(2,615)	—	71	(2,544)
Income taxes	915	—	(25)	890
Reclassification adjustments	$(1,700)	$—	$46	$(1,654)

	Year ended December 31, 2013
			Underfunded
	Unrealized	Accumulated	Status of
	Net Investment	Non-Credit	Postretirement
	Gains	Impairment	Benefit
	(Losses) (1)	Losses (1)	Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(18,562)	$—	$—	$(18,562)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	809	112	—	921
Other than temporary impairment losses	—	(4,250)	—	(4,250)
Other expenses: Change in unrecognized postretirement items - net actuarial loss	—	—	206	206
Reclassifications before income taxes	(17,753)	(4,138)	206	(21,685)
Income taxes	6,214	1,448	(72)	7,590
Reclassification adjustments	$(11,539)	$(2,690)	$134	$(14,095)

(1)   See Note 2 for further information.

(2)   See Note 8 for further information.

8. Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and postretirement benefit plan. All employees are direct employees of our parent and related plan expenses are allocated to us and affiliates. We have no legal obligation for benefits under these plans.

The multiemployer defined benefit plan plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who were employed prior to January 1, 2013, having attained age 21 and one year of service. Benefits are based on years of service and employee’s compensation. Net periodic pension cost of the plan is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Beginning in 2013, no new participants enter this plan and those participants who had not attained age 40 and 10 years of service as of January 1, 2013 no longer accrue additional years of service in the plan. The Company also provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who accepted an early retirement window. Our share of pension expense for all defined benefit pension plans aggregated $5.7 million in 2015, $4.0 million in 2014 and $4.6 million in 2013.

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Our parent also grants cash-based restricted stock units to certain executives that vest and pay out over varying periods and may be contingent upon performance or continued employment. The amount payable per unit awarded is equal to the price per share of our parent’s common stock at settlement of the award. Our share of expense related to such awards totaled $0.7 million in 2015 and $0.6 million in 2014 and 2013.

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. Beginning in 2013, new employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Our expense related to the plan totaled $1.8 million in 2015, $1.6 million in 2014 and $1.3 million in 2013.

In addition to benefits offered under the aforementioned benefit plans, our parent and several other affiliates participate in a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single-employer plans that provide health and medical benefits to a small group of retirees. Postretirement benefit expense totaled $0.1 million in 2015 and less than $0.1 million in 2014 and $0.1 million in 2013. Changes in the underfunded portion of these plans, reported in other comprehensive income, aggregated less than ($0.1) million in 2015, $0.1 million in 2014 and $0.2 million in 2013.

We and our parent maintain deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Expenses under these plans totaled $0.2 million in 2015, $0.1 million in 2014 and $0.4 million in 2013.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

9. Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and primarily consist of rent, salaries and related expenses, travel and other operating costs.

We have management agreements with our parent, under which it provides general business, administrative and management services. During 2014, the basis for calculating fees under this management agreement was changed effective January 1, 2013. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $6.0 million in 2015, $9.2 million in 2014 (including a $3.3 million adjustment related to 2013) and $2.5 million in 2013.

We have equipment, software and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of our parent. We incurred expenses totaling $2.3 million during 2015, $2.1 million during 2014 and $1.6 million during 2013 under these agreements. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty) for the use of property and equipment. Expense relating to this agreement totaled $0.6 million in 2015, $0.7 million in 2014 and $0.9 million in 2013.

FBL Investment Management Services, Inc., an indirect, wholly-owned subsidiary of our parent, provided investment advisory services for us. During 2014, this service agreement was assigned to FBL Financial Services, Inc., another wholly-owned subsidiary of our parent. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $9.5 million during 2015, $8.9 million during 2014 and $8.4 million during 2013 related to these services.

Farm Bureau Property & Casualty and another affiliate will, on occasion, enter into structured settlement arrangements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieves the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC guarantees that we will honor our obligations under the annuity contract. Annuity contracts issued under this agreement totaled $0.9 million in 2015, $1.9 million in 2014 and $1.6 million in 2013.

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We have service agreements with the Farm Bureau-affiliated property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $9.9 million in 2015, $9.3 million in 2014 and $9.7 million in 2013 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.6 million in 2015, $0.5 million in 2014 and 2013. We have similar arrangements with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.7 million in 2015 and 2014 and $1.8 million in 2013.

10. Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. In recent years, companies in the life insurance and annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. We are not aware of any such matters threatened or pending against Farm Bureau Life Insurance company or any of our subsidiaries.

Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims to be paid during the period and a liability is established at each balance sheet date for any unpaid claims. Adjustments, if any, resulting in changes in the estimate of claims incurred are reflected in operations in the periods in which such adjustments are known.

Our parent leases our home office properties from the IFBF under a 10-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2015 is $1.7 million per year through 2021. Rent expense for the lease totaled $3.2 million in 2015, $3.4 million in 2014 and $3.2 million in 2013. These amounts are net of $0.1 million in 2015, 2014 and 2013 in amortization of a deferred gain on the transfer of the home office properties. The remaining unamortized deferred gain totaled $0.8 million at December 31, 2015 and $0.9 million at December 31, 2014.

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Expenses for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2015, 2014 and 2013.

11. Statutory Insurance Information

The statutory financial statements of Farm Bureau Life are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The statutory financial statements of our subsidiary, Greenfields, are prepared in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the State of Colorado. Both state insurance divisions have adopted the accounting guidance contained in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (the “Manual”) as the prescribed accounting practice for insurance companies domiciled in their state. State insurance divisions may permit accounting practices which differ from those prescribed by the Manual. None of our statutory accounting practices differed materially from those prescribed by the Manual. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Greenfields’ operations are immaterial and as such, are not discussed separately below.

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Statutory Information for Farm Bureau Life

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Net gain from operations (excludes impact of realized gains and losses on investments)	$100,013	$97,799	$93,306
Net income	106,009	97,393	94,583

	December 31,
	2015	2014
	(Dollars in thousands)
Capital and surplus	$603,062	$552,021
Unassigned surplus	469,579	418,538
Risk-Based Capital measurements:
Total adjusted capital	668,278	614,201
Company action level capital	117,284	112,771
RBC Ratio	570%	545%

State laws specify regulatory actions if an insurer’s risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company’s capital and surplus, including insurance, business, asset and interest rate risks. The insurance regulators monitor the level of RBC against a statutory “authorized control level” RBC at which point regulators have the option to assume control of the insurance company. The company action level RBC is 200% of the authorized control level and is the first point at which any action would be triggered.

Our ability to pay dividends to the parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. As shown in the tables above, at December 31, 2015, our net gain from operations, exceeded 10% of statutory surplus, therefore, the maximum amount available for distribution to our parent without regulatory approval during 2016 is $100.0 million.

12. Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Annuity segment also includes index annuities. With index annuities, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and

40

health insurance products. This segment also includes investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments. Operating income represents net income excluding the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from year to year. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

Financial Information Concerning our Operating Segments

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Operating revenues:
Annuity	$210,421	$201,799	$196,504
Life Insurance	407,979	389,559	384,071
Corporate and Other	78,817	78,746	82,440
	697,217	670,104	663,015
Realized gains on investments (1)	11,065	1,978	16,039
Change in net unrealized gains/losses on derivatives (1)	(2,691)	2,270	(2,005)
Consolidated revenues	$705,591	$674,352	$677,049

Net investment income:
Annuity	$207,897	$199,871	$195,267
Life Insurance	151,743	145,299	139,256
Corporate and Other	28,546	28,395	32,736
	388,186	373,565	367,259
Change in net unrealized gains/losses on derivatives (A)	(2,691)	2,270	(2,005)
Consolidated net investment income	$385,495	$375,835	$365,254

Depreciation and amortization:
Annuity	$4,567	$5,599	$6,941
Life Insurance	17,649	19,122	18,915
Corporate and Other	8,718	3,699	936
	30,934	28,420	26,792
Realized gains/losses on investments (1)	225	189	972
Change in net unrealized gains/losses on derivatives (1)	92	(177)	—
Consolidated depreciation and amortization	$31,251	$28,432	$27,764

41

Financial Information Concerning our Operating Segments - continued

	Year ended December 31,
	2015	2014	2013
	(Dollars in thousands)
Pre-tax operating income:
Annuity	$67,951	$62,866	$61,784
Life Insurance	52,159	49,996	46,568
Corporate and Other	14,648	22,333	33,144
	134,758	135,195	141,496
Income taxes on operating income	(30,693)	(32,034)	(36,968)
Realized gains/losses on investments (1)	8,877	1,161	9,794
Change in net unrealized gains/losses on derivatives (1)	(135)	1,310	(1,102)
Consolidated net income attributable to Farm Bureau Life Insurance Company	$112,807	$105,632	$113,220

	December 31,
	2015	2014
	(Dollars in thousands)
Assets:
Annuity	$4,211,465	$3,984,201
Life Insurance	3,113,587	2,957,555
Corporate and Other	1,494,826	1,553,723
	8,819,878	8,495,479
Unrealized gains in accumulated other comprehensive income (2)	182,436	405,349
Consolidated assets	$9,002,314	$8,900,828

(1)         Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, value of insurance in force acquired and income taxes attributable to these items.

(2)         Amounts are net adjustments for assumed changes in deferred acquisition costs and value of insurance in force acquired and deferred income taxes attributable to these items.

Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

Our investment in equity method investees and the related equity income are attributable to the Corporate and Other segment. Interest expense and expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2015 and 2014 was allocated to the segments as follows: Annuity ($3.9 million) and Life Insurance ($6.1 million).

Premium Concentration by State

	Year ended December 31,
	2015	2014	2013
Life and annuity collected premiums:
Iowa	26.2%	25.7%	27.6%
Kansas	18.6	20.8	20.0
Oklahoma	8.9	8.2	7.7

42

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article XII of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

The Prospectus consisting of 169 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representation pursuant to Section 26(f)(2)(A).

The signatures.

Written consents of the following persons:

David A. McNeill, Esquire
Sutherland Asbill & Brennan LLP
Ernst & Young LLP, Independent Registered Public Accounting Firm
Carolyn Eddy Langenwalter, FSA, MAAA, Life Product Development and Pricing Vice President

The following exhibits:

1.A.	1.	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(5)

	2.	None.

	3.	(a)	Underwriting Agreement.(13)

		(b)	Career Agent’s Contract.(8)

		(c)	Commission Schedules. (See Exhibit 3(b)(I) above.)(8)

		(d)	Paying Agent Agreement(8)

	4.	None.

	5.	(a)	Form of Policy.(1)

		(b)	State variation of Form of Policy.(1)

		(c)	Form of Application.(1)

		(d)	Revised Policy Form.(2)

		(e)	1995 Revised Policy Form.(3)

		(f)	Accelerated Death Benefit Rider.(3)

		(g)	1996 Revised Policy Form(4)

		(h)	1996 Revised Application Form(4)

		(i)	Death Benefit Guarantee Rider(7)

	6.	(a)	Certificate of Incorporation of the Company.(5)

		(b)	By-Laws of the Company.(5)

	7.	(a)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(10)

		(b)	Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(10)

	(c)	Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(10)

8.	None.

9.	(a)	Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(16)

	(a)(1)	Administrative Services Agreement.(16)

	(a)(2)	Amended and Restated Service Contract.(16)

	(a)(3)	Service Agreement.(16)

(b)	Participation Agreement relating to Federated Insurance Series Fund.(17)

(b)(1)	Shareholder Information Agreement (Rule 22c-2).(17)

(b)(2)	Amendment to Participation Agreement.(17)

(c)	Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Funds.(13)

(c)(1)	Shareholder Information Agreement (Rule 22c-2).(12)

(d)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(6)

(d)(1)	Amended Schedule to Participation Agreement.(9)

(d)(2)	Shareholder Information Agreement (Rule 22c-2).(12)

(d)(3)	Amended Schedule to Participation Agreement.(13)

(e)	Participation Agreement relating to American Century Funds.(11)

(e)(1)	Amendment to Shareholder Services Agreement.(11)

(e)(2)	Amendment to Participation Agreement.(13)

(e)(3)	Amendment to Shareholder Services Agreement.(13)

(e)(4)	Shareholder Information Agreement (Rule 22c-2).(12)

(e)(5)	Novation Agreement relating to American Century Investment Services, Inc. (15)

(f)	Participation Agreement and Administrative Services Agreement relating to Dreyfus Funds.(9)

(f)(1)	Amended Schedule to Participation Agreement and 12b-1 Agreement.(11)

(f)(2)	Supplemental Agreement (Rule 22c-2).(12)

(f)(3)	Amended Schedule to Participation Agreement.(13)

(f)(4)	Amended Schedule to Administrative Services Agreement.(13)

(g)	Participation Agreement relating to Franklin Templeton Funds.(9)

(g)(1)	Amendment to Participation Agreement.(13)

(g)(2)	Amendment to Participation Agreement.(11)

(g)(3)	Shareholder Information Agreement (Rule 22c-2).(12)

(g)(4)	Amendment to Participation Agreement.(13)

(g)(5)	Amendment to Participation Agreement.(13)

(g)(6)	Amendment to Participation Agreement.(18)

(h)	Participation Agreement relating to JP Morgan Series Trust II.(9)

(h)(1)	Amendment to Participation Agreement (Rule 22c-2).(12)

(h)(2)	Amendment to Participation Agreement.(15)

(h)(3)	Amendment to Supplemental Payment Agreement. (15)

(i)	Participation Agreement relating to Summit Pinnacle Series.(9)

(i)(1)	Shareholder Information Agreement (Rule 22c-2).(12)

(i)(2)	Amendment to Participation Agreement.(13)

(i)(3)	Rule 12b-1 Agreement.(13)

(i)(4)	Amendment to Administrative Services Agreement.(13)

10.	Form of Application (see Exhibit 1.A.(5)(c) above.)

2.	Opinion and Consent of David A. McNeill, Esquire.(19)

3.	Financial Statement Schedules.(19)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

4.	None.

5.	Not applicable.

6.	Opinion and Consent of Carolyn Eddy Langenwalter, Illustration Actuary.(19)

7.	(a) Consent of Ernst & Young LLP.(19)

(b) Consent of Sutherland Asbill & Brennan LLP.(19)

8.	Memorandum describing the Company’s conversion procedure (included in Exhibit 9 hereto).

9.	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(14)

10.	Powers of Attorney.(18), (19)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 4, 1987.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 6, 1993.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1995.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1997.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on May 1, 1998.

(6)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-31444) filed with the Securities and Exchange Commission on March 1, 2000.

(7)

Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on February 26, 2001.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2001.

(9)

Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on September 27, 2001.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-87766) filed with the Securities and Exchange Commission on April 29, 2003.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 29, 2005.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 27, 2007.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 30, 2008.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 30, 2009.

(15)	Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 28, 2010.

(16)	Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 29, 2011.

(17)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 27, 2012.

(18)	Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2013.

(19)	Filed herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 29th day of April, 2016.

FARM BUREAU LIFE ANNUITY ACCOUNT (Registrant)

By:	/s/ Craig D. Hill
Craig D. Hill
Chairman

FARM BUREAU LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Craig D. Hill
Craig D. Hill
Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Craig D. Hill	Chairman and Director [Principal	April 29, 2016
Craig D. Hill	Executive Officer]

/s/ Donald J. Seibel	Chief Financial Officer and Treasurer	April 29, 2016
Donald J. Seibel	[Principal Financial Officer and
Principal Accounting Officer]

*	Director	April 29, 2016
Ron Gibson

*	Director	April 29, 2016
Carlton Kjos

*	Director	April 29, 2016
James A. Holte

*	Director	April 29, 2016
Doug Gronau

*	Vice President and Director	April 29, 2016
Daryl J. Lies

*	Director	April 29, 2016
Robert A. Hanson

Signature	Title	Date

*	Director	April 29, 2016
Perry E. Livingston

*	Director	April 29, 2016
Richard Felts

*	Director	April 29, 2016
Charles E. Norris

*	Director	April 29, 2016
Steve Nelson

*	Director	April 29, 2016
Kevin J. Papp

*	Director	April 29, 2016
Bryan L. Searle

*	Director	April 29, 2016
Kevin G. Rogers

*	Director	April 29, 2016
Calvin Rozenboom

*	Director	April 29, 2016
Phillip J. Sundblad

*	Director	April 29, 2016
Scott E. VanderWal

*	Director	April 29, 2016
Michael S. White

*	Director	April 29, 2016
Thomas Buchanan

*By:	/s/ David A. McNeill
David A. McNeill
Attorney-In-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

2.	Opinion and Consent of David A. McNeill, Esquire.

3.	Financial Statement Schedules.

6.	Consent of Carolyn Eddy Langenwalter, Illustration Actuary.

7.(a)	Consent of Ernst & Young LLP.

7.(b)	Consent of Sutherland Asbill & Brennan LLP.

10.	Powers of Attorney.